As filed with the  Securities  and Exchange  Commission on or about February 25,
2004

                                         Securities Act Registration No. 33-7603
                                Investment Company Act Registration No. 811-4770

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [   ]
         Pre-Effective Amendment No.                                       [   ]
                                     ------
         Post-Effective Amendment No.   50                                 [ X ]
                                      -------
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [   ]
         Amendment No.   51                                                [ X ]
                       -------
                        (Check appropriate box or boxes)

                          STRONG MUNICIPAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                       53051
(Address of Principal Executive Offices)                          (Zip Code)
       Registrant's Telephone Number, including Area Code: (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)

         It  is  proposed  that  this  filing  will  become   effective   (check
appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on March 1, 2004 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       Prospectus  MARCH 1, 2004


[INVESTOR CLASS (written vertically)]





                                                                          STRONG
                                                                    Money Market
                                                                           FUNDS


                                                             [PICTURE OF COUPLE]












Strong Florida Municipal Money Market Fund
                Strong Heritage Money Fund
                  Strong Money Market Fund
        Strong Municipal Money Market Fund
                Strong Tax-Free Money Fund

                                                            STRONG [STRONG LOGO]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION


What are the Funds' objectives?                                                1

What are the Funds' principal investment strategies?                           1

What are the main risks of investing in the Funds?                             3

What are the Funds' fees and expenses?                                         9

Who are the Funds' investment advisor and portfolio managers?                 11

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters                                                  12

Percentage Restrictions                                                       14

A Word About Credit Quality                                                   15

Taxable Investments                                                           16

If You Are Subject to the Alternative Minimum Tax                             17

Financial Highlights                                                          17

YOUR ACCOUNT

Share Price                                                                   23

Managing Your Account                                                         23

Investment Minimums                                                           29

Additional Information                                                        30

Distributions                                                                 34

Taxes                                                                         35

Reserved Rights                                                               39

For More Information                                                          40


IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
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The STRONG FLORIDA MUNICIPAL MONEY MARKET FUND seeks federal tax-exempt current income, a stable share price, and daily liquidity, with shares exempt from the Florida intangible personal property tax.

The STRONG HERITAGE MONEY FUND and STRONG MONEY MARKET FUND seek current income, a stable share price, and daily liquidity.

The STRONG MUNICIPAL MONEY MARKET FUND and STRONG TAX-FREE MONEY FUND seek federal tax-exempt current income, a stable share price, and daily liquidity.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
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The FLORIDA MUNICIPAL MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short-term debt securities whose income is exempt from federal and Florida personal income tax, if any. The Fund invests primarily in securities issued by any state and its municipalities, but may invest substantially in securities issued by Florida and its municipalities. Under normal conditions, it is expected that the Fund's shares will be exempt from the Florida intangible personal property tax. The Fund invests in securities whose income may be subject to the federal alternative minimum tax
(AMT). The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

The HERITAGE MONEY FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by government-sponsored entities, corporations, and banks and other financial institutions. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.


The MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by governments and their agencies, corporations, and banks and other financial institutions. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

((Side Box))
-----------------------------------------------------
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal leases.
-----------------------------------------------------

The MUNICIPAL MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the AMT. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

The TAX-FREE MONEY FUND is managed to provide a stable share price of $1.00. The Fund invests, under normal conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the AMT. Although, under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed income securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. The Fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the AMT. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
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NOT INSURED RISK: Your investment in each of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each Fund's objective is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in these Funds.


ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

ENHANCER RISK: The credit quality and liquidity of each of the Fund's investments may be dependent in part on the credit quality of third-parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Funds' investments. Adverse changes in the credit quality of these third-parties could cause losses to the Funds and affect their share price.

GOVERNMENT-SPONSORED ENTITIES RISKS: Economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entities securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.


INTEREST-RATE RISK: As interest rates rise, each of the Fund's fixed-income securities will decrease in value. The longer the maturity of a security, the greater its interest-rate risk.

MUNICIPAL RISK: Economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the Funds' returns.

PASS-THROUGH CERTIFICATES RISK: Each of the FLORIDA MUNICIPAL MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND invests in pass-through certificates or securities issued by partnerships and grantor trusts, which allows it to receive principal and interest payments related to underlying municipal bonds or notes. The Fund will only invest in these securities if they are accompanied by an opinion of legal counsel that the interest on them will be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.

STATE OF FLORIDA RISK: The FLORIDA MUNICIPAL MONEY MARKET FUND may be affected by unfavorable political, economic, or business related developments in Florida because the Fund invests significantly in municipal obligations of Florida issuers, such as those in agriculture, construction, and tourism industries, as opposed to a broader range of issuers that are less geographically concentrated. Such developments include changes in federal and state laws that restrict revenues or raise costs for the issuers (e.g., environmental regulations that raise costs for the construction industries), court decisions that affect debt obligations, reductions in federal or state aid (e.g., aid for the agriculture industry), natural disasters, and an imbalance between the supply and demand for the issuer's securities.


The Funds are appropriate for investors who are comfortable with the risks described here and who need cash immediately. They can also be used as a permanent conservative part of your portfolio.


FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that the past performance does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
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                           Municipal Money                                          Florida Municipal
Year    Money Market       Market             Heritage Money     Tax-Free Money     Money Market
-------------------------------------------------------------------------------------------------------

1994      4.01%              2.93%              -                  -                  -
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1995      6.23%              4.07%              -                  -                  -
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1996      5.31%              3.57%              5.72%              -                  -
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1997      5.33%              3.60%              5.61%              -                  -
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1998      5.26%              3.55%              5.47%              -                  -
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1999      4.68%              3.33%              4.96%              -                  -
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2000      5.94%              4.18%              6.21%              -                  -
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2001      3.74%              2.91%              3.99%              2.82%              -
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2002      1.29%              1.33%              1.53%              1.36%              -
-------------------------------------------------------------------------------------------------------
2003      0.59%              0.85%              0.85%              0.95%              0.74%

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BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Money Market                           1.56% (2nd Q 1995)                0.12% (3rd Q 2003)
Municipal Money Market                 1.08% (2nd Q 2000)                0.16% (3rd Q 2003)
Heritage Money                         1.60% (4th Q 2000)                0.18% (3rd Q 2003)
Tax-Free Money                         0.86% (1st Q 2001)                0.19% (3rd Q 2003)
Florida Municipal Money Market         0.22% (2nd Q 2003)                0.14% (3rd Q 2003)


AVERAGE ANNUAL TOTAL RETURNS
                                            AS OF 12-31-03
----------------------------------------------------- --------- --------- ---------- ---------------------
                                                                                     SINCE FUND
FUND/INDEX                                            1-YEAR    5-YEAR    10-YEAR    INCEPTION(1)
----------------------------------------------------- --------- --------- ---------- ---------------------

FLORIDA MUNICIPAL MONEY MARKET                         0.74%       -         -        0.75%
----------------------------------------------------- --------- --------- ---------- ---------------------
Citigroup 3-Month Treasury Bill Index(2)               1.07%       -         -        1.10%
----------------------------------------------------- --------- --------- ---------- ---------------------
HERITAGE MONEY                                         0.85%     3.49%       -        4.39%
----------------------------------------------------- --------- --------- ---------- ---------------------
Citigroup 3-Month Treasury Bill Index(2)               1.07%     3.50%       -        4.22%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Money Market Funds Index(3)                     0.62%     3.27%       -        4.03%
----------------------------------------------------- --------- --------- ---------- ---------------------
MONEY MARKET                                           0.59%     3.23%      4.22%     5.17%
----------------------------------------------------- --------- --------- ---------- ---------------------
Citigroup 3-Month Treasury Bill Index(2)               1.07%     3.50%      4.30%     5.06%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Money Market Funds Index(3)                     0.62%     3.27%      4.08%     4.99%
----------------------------------------------------- --------- --------- ---------- ---------------------
MUNICIPAL MONEY MARKET                                 0.85%     2.51%      3.03%     3.73%
----------------------------------------------------- --------- --------- ---------- ---------------------
Citigroup 3-Month Treasury Bill Index(2)               1.07%     3.50%      4.30%     4.98%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Tax-Exempt Money Market Funds Index(3)          0.57%     2.07%      2.56%     3.26%
----------------------------------------------------- --------- --------- ---------- ---------------------
TAX-FREE MONEY                                         0.95%       -         -        1.75%
----------------------------------------------------- --------- --------- ---------- ---------------------
Citigroup 3-Month Treasury Bill Index(2)               1.07%       -         -        2.34%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Tax-Exempt Money Market Funds Index(3)          0.57%       -         -        1.34%
----------------------------------------------------- --------- --------- ---------- ---------------------

(1)THE FLORIDA MUNICIPAL MONEY MARKET, THE HERITAGE MONEY FUND, THE MONEY MARKET FUND, THE MUNICIPAL MONEY MARKET FUND, AND THE TAX-FREE MONEY FUND COMMENCED OPERATIONS ON NOVEMBER 29, 2002, JUNE 29, 1995, OCTOBER 22, 1985, OCTOBER 23, 1986, AND DECEMBER 15, 2000, RESPECTIVELY.
(2)THE CITIGROUP 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS.
(3)THE LIPPER MONEY MARKET FUNDS INDEX AND THE LIPPER TAX-EXEMPT MONEY MARKET FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.


For current yield information on these Funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
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This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                              TOTAL ANNUAL                          TOTAL ANNUAL
                                                              OPERATING                             OPERATING
                                                              EXPENSES WITHOUT                      EXPENSES WITH
                                                              CONTRACTUAL        CONTRACTUAL        CONTRACTUAL
                                                  OTHER       WAIVERS AND/OR     WAIVERS AND/OR     WAIVERS AND/OR
FUND                             MANAGEMENT FEES  EXPENSES    ABSORPTIONS        ABSORPTIONS        ABSORPTIONS
-------------------------------- ---------------- ----------- ------------------ ------------------ ------------------
Florida Municipal Money
Market(1)                        0.15%            0.73%       0.88%(3)           0.38%              0.50%(2)(3)
Heritage Money                   0.15%            0.47%       0.62%(3)           -                  0.62%(3)
Money Market                     0.15%            0.81%       0.96%              0.31%              0.65%(2)
Municipal Money Market           0.15%            0.46%       0.61%              -                  0.61%
Tax-Free Money                   0.15%            0.42%       0.57%(3)           -                  0.57%(3)

(1) EXPENSES FOR THE FLORIDA MUNICIPAL MONEY MARKET FUND ARE ANNUALIZED.

(2) WE HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES TO KEEP TOTAL ANNUAL OPERATING EXPENSES AT NO MORE THAN 0.50% FOR THE FLORIDA MUNICIPAL MONEY MARKET FUND UNTIL MARCH 1, 2005, AND 0.65% FOR THE MONEY MARKET FUND UNTIL MARCH 1, 2005.
(3) TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT OUR VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE FLORIDA MUNICIPAL MONEY MARKET FUND, HERITAGE MONEY FUND, AND TAX-FREE MONEY FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL OPERATING EXPENSES AS OF OCTOBER 31, 2003, WERE 0.45% FOR THE FLORIDA MUNICIPAL MONEY MARKET FUND, 0.40% FOR THE HERITAGE MONEY FUND, AND 0.29% FOR THE TAX-FREE MONEY FUND. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                              1 YEAR          3 YEARS          5 YEARS       10 YEARS
------------------------------------------------- --------------- ---------------- ------------- ------------
Florida Municipal Money Market                    $51             $243             $450          $1,049
Heritage Money                                    $63             $199             $346          $774
Money Market                                      $66             $275             $501          $1,150
Municipal Money Market                            $62             $195             $340          $762
Tax-Free Money                                    $58             $183             $318          $714

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong), is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $37 billion as of December 31, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

The following individuals are the Funds' Portfolio Managers.

JOHN C. BONNELL manages the FLORIDA MUNICIPAL MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND. He has earned the right to use the Chartered Financial Analyst(R) designation. Mr. Bonnell joined Strong as a Portfolio Co-Manager of the MUNICIPAL MONEY MARKET FUND in May 1999 and became sole manager of the Fund in March 2000. He has managed the FLORIDA MUNICIPAL MONEY MARKET FUND since its inception in November 2002 and the TAX-FREE MONEY FUND since its inception in December 2000. From 1989 to 1999, Mr. Bonnell worked at USAA Investment Management Company. From 1996 to 1999, he was an executive director and Portfolio Manager. Mr. Bonnell received his bachelor's degree in finance from the University of Texas in 1987 and his master's of business administration degree from St. Mary's University in 1991.

JAY N. MUELLER manages the HERITAGE MONEY FUND and the MONEY MARKET FUND. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong as a Portfolio Manager in September 1991 and became the Director of Fixed Income for Strong in July 2002. He has managed the HERITAGE MONEY FUND since its inception in June 1995 and the MONEY MARKET FUND since September 1991. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General ("WVAG") requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and
Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.




A WORD ABOUT CREDIT QUALITY
--------------------------------------------------------------------------------

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as higher or medium quality, and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as lower quality or in default. The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) short-term credit ratings.

------------- ------------------------------------------------ -----------------
   CREDIT                                                        S&P'S RATINGS
   QUALITY                    S&P'S DEFINITION                       GROUP
------------- ------------------------------------------------ -----------------
   Higher     Strong capacity to pay principal and interest    A-1 or SP-1
------------- ------------------------------------------------ -----------------
              Satisfactory capacity to pay principal and       A-2 or SP-2
              interest
------------- ------------------------------------------------ -----------------

Note:  S&P is just one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations  use  similar  short-term  ratings
definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, Strong's internal credit research and analysis is used to rate the security. Each Fund invests a portion of its assets, and each of the FLORIDA MUNICIPAL MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, and TAX-FREE MONEY FUND may invest a significant amount of its assets, in municipal securities that are not rated by any NRSRO.

A higher-quality security may be downgraded after the Fund's investment. Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.

TAXABLE INVESTMENTS
--------------------------------------------------------------------------------


The MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND may invest up to 20% of its net assets in U.S. Government and corporate bonds and other taxable debt securities that are of the same quality as the Fund's investments in municipal securities. These securities generally produce taxable income at the federal and state levels, unlike municipal securities, which generally provide federal and, and in certain circumstances, state tax-exempt income.

The FLORIDA MUNICIPAL MONEY MARKET FUND may invest in municipal securities issued by states other than Florida and may invest up to 20% of its net assets in U.S. Government and corporate bonds and other debt securities that are of the same quality as the Fund's investments in Florida municipal securities. U.S. Government debt securities are exempt from the Florida intangible personal property tax but these securities and corporate debt securities may produce taxable income at the federal and state levels, unlike municipal securities that generally provide federal and, in certain circumstances, state tax-exempt income. Corporate debt securities and municipal securities issued by states other than Florida are subject to the Florida intangible personal property tax and a portion of your Fund shares may be subject to the Florida intangible personal property tax because of the Fund's investment, if any, in these securities. However, under normal conditions, it is expected that the Fund's shares will be exempt from the Florida intangible personal property tax.


IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX
--------------------------------------------------------------------------------

The FLORIDA MUNICIPAL MONEY MARKET FUND and the MUNICIPAL MONEY MARKET FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the Fund's distributions to you may not be exempt from federal income tax. If this is the case, the Fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS
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This information describes the performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by
PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                        OCT. 31,
                                                                         2003(B)
--------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                                       $1.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              0.01
--------------------------------------------------------------------------------
  Total from Investment Operations                                         0.01
Less Distributions:
  From Net Investment Income(c)                                           (0.01)
--------------------------------------------------------------------------------
  Total Distributions                                                     (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $1.00

Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                             +0.7%
  Net Assets, End of Period (In Millions)                                   $ 13
  Ratio of Expenses to Average Net Assets before Expense Offsets           0.9%*
  Ratio of Expenses to Average Net Assets                                  0.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets              0.8%*

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 2, 2002 (public launch date), to October 31, 2003.
(c) Tax-exempt for regular federal income tax purposes.

STRONG HERITAGE MONEY FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------------------
                                                           OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    FEB. 29,     FEB. 28,
                                                             2003        2002        2001       2000(B)      2000         1999
-----------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                        $1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00       $ 1.00
Income From Investment Operations:
  Net Investment Income (Loss)                               0.01        0.02        0.05        0.04        0.05         0.05
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           0.01        0.02        0.05        0.04        0.05         0.04
Less Distributions:
  From Net Investment Income                                (0.01)      (0.02)      (0.05)      (0.04)      (0.05)       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (0.01)      (0.02)      (0.05)      (0.04)      (0.05)       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $1.00      $ 1.00      $ 1.00       $1.00      $ 1.00       $ 1.00

Ratios and Supplemental Data
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  Total Return                                              +0.9%        +1.7%       +4.7%       +4.2%       +5.1%       +5.3%
  Net Assets, End of Period (In Millions)                  $ 706      $ 1,034     $ 1,344     $ 1,438     $ 1,434     $ 1,837
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                          0.6%         0.6%        0.6%        0.6%*       0.6%       0.6%
  Ratio of Expenses to Average Net Assets                    0.4%         0.4%        0.4%        0.4%*       0.4%       0.3%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                       1.0%         1.7%        4.7%        6.1%*       5.0%       5.2%


* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October.

STRONG MONEY MARKET FUND
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                                                           OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    FEB. 29,     FEB. 28,
                                                             2003        2002        2001       2000(B)      2000       1999(C)
-----------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                      $ 1.00       $ 1.00      $ 1.00      $ 1.00      $ 1.00       $ 1.00
Income From Investment Operations:
  Net Investment Income (Loss)                              0.01         0.01        0.04        0.04        0.05         0.02
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.01         0.01        0.04        0.04        0.05         0.02
Less Distributions:
  From Net Investment Income                               (0.01)       (0.01)      (0.01)      (0.04)      (0.05)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (0.01)       (0.01)      (0.01)      (0.04)      (0.05)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $1.00       $ 1.00      $ 1.00      $ 1.00      $ 1.00       $ 1.00

Ratios and Supplemental Data
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  Total Return                                              +0.7%        +1.4%       +4.5%       +4.0%       +4.8%        +1.5%
  Net Assets, End of Period (In Millions)                $ 1,575      $ 2,084      $2,028     $ 2,036     $ 1,999      $ 1,926
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                          1.0%         0.9%        0.9%        0.8%*       0.8%         0.9%
  Ratio of Expenses to Average Net Assets                    0.7%         0.7%        0.6%        0.7%*       0.7%         0.6%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                       0.7%         1.4%        4.4%        5.8%*       4.7%         4.6%


* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October.
(c) In 1999, the Fund changed its fiscal year-end from October to February.

STRONG MUNICIPAL MONEY MARKET FUND
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                                                           OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    FEB. 29,     FEB. 28,
                                                             2003        2002        2001       2000(B)      2000       1999(C)
-----------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                       $ 1.00       $1.00      $ 1.00       $ 1.00     $ 1.00       $ 1.00
Income From Investment Operations:
  Net Investment Income (Loss)                               0.01        0.01        0.03         0.03       0.03         0.03
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           0.01        0.01        0.03         0.03       0.03         0.03
Less Distributions:
  From Net Investment Income(d)                             (0.01)      (0.01)      (0.03)       (0.03)     (0.03)       (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (0.01)      (0.01)      (0.03)       (0.03)     (0.03)       (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $ 1.00      $ 1.00      $ 1.00       $ 1.00     $ 1.00       $ 1.00

Ratios and Supplemental Data
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  Total Return                                               +0.9%       +1.4%       +3.4%        +2.8%      +3.5%        +3.4%
  Net Assets, End of Period (In Millions)                 $ 1,563     $ 2,067     $ 3,002      $ 2,746    $ 2,467       $ 2,105
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                           0.6%        0.6%        0.6%         0.6%*      0.6%          0.6%
  Ratio of Expenses to Average Net Assets                     0.6%        0.6%        0.6%         0.6%*      0.6%          0.6%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                        0.9%        1.4%        3.3%         4.2%*      3.4%          3.4%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October.
(c) In 1999, the Fund changed its fiscal year-end from October to February.
(d) Tax-exempt for regular federal income tax purposes.

STRONG TAX-FREE MONEY FUND
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                                                                                               OCT. 31,     OCT. 31,     OCT. 31,
                                                                                                 2003         2002        2001(B)
------------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                                                            $ 1.00       $ 1.00      $ 1.00
Income From Investment Operations:
  Net Investment Income (Loss)                                                                    0.01         0.01        0.03
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                                0.01         0.01        0.03
Less Distributions:
  From Net Investment Income(c)                                                                  (0.01)       (0.01)      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                            (0.01)       (0.01)      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                  $ 1.00       $ 1.00      $ 1.00

Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                                    +1.0%        +1.4%       +2.7%
  Net Assets, End of Period (In Millions)                                                      $ 1,202        $ 639       $ 125
  Ratio of Expenses to Average Net Assets before Expense Offsets                                   0.6%         0.6%        0.7%*
  Ratio of Expenses to Average Net Assets                                                          0.3%         0.4%        0.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.0%         1.4%        2.8%*

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 18, 2000 (public launch date), to October 31, 2001.
(c) Tax-exempt for regular federal income tax purposes.

                                                                    YOUR ACCOUNT

SHARE PRICE
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Your price for buying, selling, or exchanging shares of a specific class of the Funds is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

We use amortized cost to value money market securities held by a Fund.

((Side Box))
------------------------------------------------------
When we use AMORTIZED COST to value money market fund securities, we generally mean that the security is initially valued at the price we paid for it. After that, the value of the security is gradually increased (amortizing a discount) or decreased (amortizing a premium) each day without regard to fluctuating interest rates.
------------------------------------------------------

((Side Box))
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We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

------------------------------------------------------

MANAGING YOUR ACCOUNT
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This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE
At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:

          OPEN AN ACCOUNT

          Complete and submit our online application; current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.
          MAKE ADDITIONAL INVESTMENTS
          With Express PurchaseSM, you can make additional investments of up to $100,000 each to an existing account directly from your bank account. EXCHANGE SHARES
          For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.
          SELL SHARES
          For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

          OPEN AN ACCOUNT

          Send a signed, completed application and a check or money order payable to Strong.
          MAKE ADDITIONAL INVESTMENTS
          Send an Investment Form and a check or money order payable to Strong. EXCHANGE SHARES
          Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons, to exchange between Strong accounts with the same registered owners and taxpayer identification number.
          SELL SHARES
          Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.


BY TELEPHONE
You may  call  1-800-368-3863  to speak to a  customer  service  representative.
During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:

          OPEN AN ACCOUNT

          For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.
          MAKE ADDITIONAL INVESTMENTS
          With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.

          EXCHANGE SHARES
          For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.
          SELL SHARES
          For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

          MAKE ADDITIONAL INVESTMENTS
          AUTOMATIC INVESTMENT PLAN (AIP). An AIP allows you to make regular, automatic investments from your bank checking or savings account. PAYROLL DIRECT DEPOSIT. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice. DIVIDENDS AND CAPITAL GAINS. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.
          EXCHANGE SHARES
          The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.
          SELL SHARES
          The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE
Please call a customer service representative for general wire instructions or 1-800-368-3940 for same-day dividend purchases and same-day redemptions wire instructions. You can manage your account by wire in the following ways:

          OPEN AN ACCOUNT

          Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.
          MAKE ADDITIONAL INVESTMENTS.
          You will earn a same-day dividend if, prior to purchasing shares of the Funds, you have completed the appropriate application and the original is on file with the Fund or its agent. The following rules also apply:

          >> Call 1-800-368-3940 before 9:00 a.m., Central Time, for the FLORIDA MUNICIPAL MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND, before 12:00 noon, Central
               Time, for the MONEY MARKET FUND, or before 3:00 p.m., Central Time, for the HERITAGE MONEY Fund, and place an irrevocable purchase order.


          >> The Funds reserve the right to require purchase and exchange requests and payments prior to the times stated above on days when the bond market or the NYSE closes early.

          >> You must send the purchase price via federal funds wire, which must be received by 3:00 p.m., Central Time, for each of the Funds, except the HERITAGE MONEY FUND, or by 5:00 p.m., Central Time for the HERITAGE MONEY FUND. If you do not wire federal funds by this deadline, we may cancel the purchase order. If we do not cancel the order and the Fund borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.
          SELL SHARES

          For accounts with the Redemption Option and for the applicable fee, you may have the proceeds wired to a pre-authorized bank account. You may also receive a same-day redemption wire by calling 1-800-368-3940. You must place your redemption order before 9:00 a.m., Central Time, for the FLORIDA MUNICIPAL MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND, or by 12:00 noon, Central Time for the HERITAGE MONEY FUND and the MONEY MARKET FUND. Redemption proceeds will not earn dividends on the day in which they are wired. If you use a same-day redemption wire to close an account, dividends credited to your account for the month up to the day of redemption will normally be paid the next day NAV is calculated (Business Day). The Funds reserve the right to require redemption and exchange requests and payments prior to the times stated above on days when the bond market or the NYSE closes early.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor, and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


         OPEN AN ACCOUNT
         MAKE ADDITIONAL INVESTMENTS
         EXCHANGE SHARES
         SELL SHARES

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

When buying shares, you must meet the following investment minimum requirements:

                                        INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
--------------------------------------- ------------------------------------ --------------------------------------
Regular accounts                        $2,500 for all Funds EXCEPT:         $100 for all Funds EXCEPT:
                                        $25,000 for HERITAGE MONEY FUND      $1,000 for HERITAGE MONEY FUND
--------------------------------------- ------------------------------------ --------------------------------------
Coverdell Education Savings Accounts    $1,000 for all Funds EXCEPT:         $100 for all Funds EXCEPT:

(not available for HERITAGE MONEY       $25,000 for HERITAGE MONEY FUND      $1,000 for HERITAGE MONEY FUND
Fund), traditional IRAs, Roth IRAs,
SEP  IRAs, and UGMA/UTMA accounts

--------------------------------------- ------------------------------------ --------------------------------------
SIMPLE IRAs and 403(b)(7), Keogh,       the lesser of $250 or $25 per        $50 for all Funds EXCEPT:
Pension Plan, Profit Sharing Plan,      month for all Funds EXCEPT:          $1,000 for HERITAGE MONEY FUND
and 401(k) Plan accounts*               $25,000 for HERITAGE MONEY FUND
--------------------------------------- ------------------------------------ --------------------------------------

* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT FOR WHICH WE PROVIDE OR FOR WHICH ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM, EXCEPT FOR THE HERITAGE MONEY FUND, WHICH IS $25,000.


ADDITIONAL INFORMATION
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ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


CHECK WRITING
Strong Funds offer check writing on most bond and money market funds. Checks written on your account are subject to the Fund's prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-368-3863 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks may only be honored if written against purchases that were made more than ten days before the check is presented for payment. You cannot write a check to close an account.

CUSTOMER IDENTIFICATION REQUIREMENT

We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, sharedrafts, and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee, as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.

HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S, or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.


PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call 1-800-368-3863.


o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.


There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next Business Day. Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account.
Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process your redemption. Review the "Signature Guarantees" section that follows for details.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include, but are not limited to:


o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,
o When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,
o When transferring the ownership of an account to another individual or organization,
o When requesting to redeem or redeposit shares that have been issued in certificate form,
o    If adding/changing a name or adding/removing an owner on an account, and
o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We  use   reasonable   procedures  to  confirm  that  telephone  and  electronic
transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY

To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. The income declared daily as a dividend for HERITAGE MONEY FUND is based on estimates of net investment income for that Fund. The HERITAGE MONEY FUND'S actual income may differ from estimates, and the differences, if any, will be included in the calculation of subsequent dividends for that Fund. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first Business Day preceding these days that the Fund's NAV is calculated. Unless you meet the requirements for the same-day dividend, your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
--------------------------------------------------------------------------------

FLORIDA INTANGIBLE PERSONAL PROPERTY TAX
Under normal conditions, it is expected that the FLORIDA MUNICIPAL MONEY MARKET FUND'S shares will be exempt from the Florida intangible personal property tax.

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. For the HERITAGE MONEY FUND and the MONEY MARKET FUND, please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states.

TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends. Under normal conditions, the TAX-FREE MONEY FUND invests at least 80% of its net assets in municipal obligations whose interest is exempt from federal income taxes, including the AMT.


Each of the FLORIDA MUNICIPAL MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND invests a significant portion of its net assets in tax-exempt securities, including industrial development bonds (IDBs). Issuers and obligors of tax-exempt securities make certain tax representations or covenants when the bonds are issued in order to satisfy certain requirements of the Internal Revenue Code of 1986, as amended, that must be met to cause the interest on the bonds to be exempt from federal income taxes after the issuance of the bonds. However, exempt interest dividends paid from these bonds may become subject to federal income tax retroactively to the date of issuance of the bonds if the representations are determined to have been inaccurate or if the issuer of the bonds (or the beneficiary of the bond proceeds) fails to comply with the requirements.

Each of the FLORIDA MUNICIPAL MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND invests in pass-through certificates or securities issued by partnerships and grantor trusts, which allows it to receive principal and interest payments related to underlying municipal bonds or notes. The Fund will only invest in these securities if it receives an opinion of legal counsel that the interest on them will be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))
-------------------------------------------------------
YOU MAY WANT TO AVOID selling shares of a Fund at a loss if you have purchased (including reinvested dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHT
--------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including but not limited to exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.


o Reject any purchase request for any reason, including exchanges from other Strong Funds and automatic investment plan purchases.


o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED
1-414-359-1400 or 1-800-368-3863                     (TDD)  1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Florida Municipal Money Market Fund, a portfolio of the Strong Income Trust, SEC file number: 811-21209
Strong Heritage Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285
Strong Money Market Fund, a series of Strong Money Market Fund, Inc., SEC file number: 811-4374
Strong Municipal Money Market Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Tax-Free Money Fund, a series of Strong Municipal Funds, Inc, SEC file number: 811-4770












RT41212 03-04                                                0304MM/WH2796 03-04




                                                      Prospectus | MARCH 1, 2004

[INVESTOR CLASS (written vertically)]





                                                                          STRONG
                                                                Ultra Short-Term
                                                                           FUNDS


                                                             [PICTURE OF COUPLE]
















          Strong Ultra Short-Term Income Fund
Strong Ultra Short-Term Municipal Income Fund



                                                            STRONG [STRONG LOGO]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION


What are the Funds' objectives?                                               1

What are the Funds' principal investment strategies?                          1

What are the main risks of investing in the Funds?                            2

What are the Funds' fees and expenses?                                        9

Who are the Funds' investment advisor and portfolio managers?                10


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


Legal and Regulatory Matters                                                 12

Percentage Restrictions                                                      14

A Word About Credit Quality                                                  15

Comparing the Funds                                                          17

Taxable Investments                                                          17

If You Are Subject to the Alternative Minimum Tax                            18

Financial Highlights                                                         18


YOUR ACCOUNT


Share Price                                                                  21

Managing Your Account                                                        22

Investment Minimums                                                          27

Additional Information                                                       27

Distributions                                                                32

Taxes                                                                        33

Reserved Rights                                                              35

For More Information                                                         36


IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------

The STRONG ULTRA SHORT-TERM INCOME FUND seeks current income with a very low degree of share-price fluctuation.

The STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND seeks federal tax-exempt current income with a very low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ULTRA SHORT-TERM INCOME FUND invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).


The ULTRA SHORT-TERM MUNICIPAL INCOME FUND invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).


((Side Box))
--------------------------------------------------------------------------
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal leases.
--------------------------------------------------------------------------


Also, the managers may invest up to 100% of the Fund's assets in cash or cash-type securities (including, high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government and money market investments, or, except for the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objectives.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------


BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid, and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

FOREIGN RISKS: The ULTRA SHORT-TERM INCOME FUND invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.

GOVERNMENT-SPONSORED ENTITIES RISKS: For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entities securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: Lower-quality bonds, commonly known as high-yield bonds or junk bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates
(interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease their value. For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, the lack of a liquid market for high-yield municipal bonds could limit the manager's ability to dispose of these bonds at prices or at times which the Fund's manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: For the ULTRA SHORT-TERM INCOME FUND, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund's share price and its income distributions. Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

MUNICIPAL RISK: For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the Fund's returns.


NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are one or more years in the future. The share price of each of the Funds will vary. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that the past performance, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
----------------------------------------
        Ultra          Ultra
        Short-Term     Short-Term
Year    Income         Municipal Income
----------------------------------------

1994     3.56%           -
----------------------------------------
1995     7.51%           -
----------------------------------------
1996     6.68%          4.87%
----------------------------------------
1997     6.50%          5.11%
----------------------------------------
1998     4.75%          4.57%
----------------------------------------
1999     5.27%          3.00%
----------------------------------------
2000     6.77%          3.93%
----------------------------------------
2001     4.26%          3.14%
----------------------------------------
2002     0.83%          2.76%
----------------------------------------
2003     2.26%          2.21%

----------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                                   BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------------- ----------------------------------- -----------------------------------

Ultra Short-Term Income                      2.20% (2nd Q 1995)                -0.73% (1st Q 2002)
Ultra Short-Term Municipal Income            1.67% (3rd Q 1996)                 0.04% (4th Q 2001)


AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12-31-03
----------------------------------------------------- --------- --------- ---------- ---------------------
                                                                                     SINCE FUND
FUND/INDEX                                            1-YEAR    5-YEAR    10-YEAR    INCEPTION(1)
----------------------------------------------------- --------- --------- ---------- ---------------------
ULTRA SHORT-TERM INCOME
----------------------------------------------------- --------- --------- ---------- ---------------------

     Return Before Taxes                               2.26%     3.86%     4.82%      6.09%
----------------------------------------------------- --------- --------- ---------- ---------------------
     Return After Taxes on Distributions               1.05%     1.82%     2.54%      3.70%
----------------------------------------------------- --------- --------- ---------- ---------------------
     Return After Taxes on Distributions and Sale
     of Fund Shares                                    1.46%     2.02%     2.67%      3.78%
----------------------------------------------------- --------- --------- ---------- ---------------------
Citigroup 1 Year Treasury Benchmark-on-the-Run Index
(reflects no deduction for fees, expenses, or
taxes)(2)                                              1.47%     4.62%     5.14%      5.83%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Ultra Short Obligations Funds Average
(reflects no deduction for fees, expenses, or
taxes)(3)                                              1.54%     4.15%     4.79%      5.42%
----------------------------------------------------- --------- --------- ---------- ---------------------
ULTRA SHORT-TERM MUNICIPAL INCOME
----------------------------------------------------- --------- --------- ---------- ---------------------
     Return Before Taxes                               2.21%     3.01%        -       3.76%
----------------------------------------------------- --------- --------- ---------- ---------------------
     Return After Taxes on Distributions               2.21%     3.01%        -       3.76%
----------------------------------------------------- --------- --------- ---------- ---------------------
     Return After Taxes on Distributions and Sale
     of Fund Shares(4)                                 2.28%     3.10%        -       3.81%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lehman Brothers Municipal 1 Year Bond Index
(reflects no deduction for fees, expenses, or
taxes)(5)                                              1.71%     3.91%        -       4.16%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Short Municipal Debt Funds Index
(reflects no deduction for fees, expenses, or
taxes)(6)                                              2.27%     3.58%        -       3.89%
----------------------------------------------------- --------- --------- ---------- ---------------------


(1)THE ULTRA SHORT-TERM INCOME FUND AND THE ULTRA SHORT-TERM MUNICIPAL INCOME FUND COMMENCED OPERATIONS ON NOVEMBER 25, 1988, AND NOVEMBER 30, 1995, RESPECTIVELY.
(2)THE CITIGROUP 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE RETURN ON ONE-YEAR TREASURY BILLS.
(3)THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.
(4)RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(5)THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR, TAX-EXEMPT BONDS.
(6)THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.


AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

For current yield information on these Funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               MANAGEMENT       OTHER       TOTAL ANNUAL
  FUND                                         FEES(1)          EXPENSES    OPERATING EXPENSES
---------------------------------------------- ---------------- ----------- --------------------

  Ultra Short-Term Income                      0.30%            0.55%       0.85(2)%
  Ultra Short-Term Municipal Income            0.30%            0.40%       0.70%

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT OUR VOLUNTARY WAIVER OF FEES AND/OR ABSORPTIONS FOR THE ULTRA SHORT-TERM INCOME FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL OPERATING EXPENSES AS OF OCTOBER 31, 2003, WERE 0.84%. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.

EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                                              1 YEAR        3 YEARS      5 YEARS       10 YEARS
------------------------------------------------- ------------- ------------ ------------- -------------
Ultra Short-Term Income                           $87           $271         $471          $1,049
Ultra Short-Term Municipal Income                 $72           $224         $390          $871

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong), is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $37 billion as of December 31, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


                                             FOR ASSETS UNDER            FOR THE NEXT              FOR ASSETS
FUND                                            $4 BILLION            $2 BILLION ASSETS       $6 BILLION AND ABOVE
----------------------------------------- ------------------------ ------------------------- -----------------------
Ultra Short-Term Income                            0.30%                    0.275%                   0.25%
Ultra Short-Term Municipal Income                  0.30%                    0.275%                   0.25%

The following individuals are the Funds' Portfolio Managers.


MARY-KAY H. BOURBULAS co-manages the ULTRA SHORT-TERM MUNICIPAL INCOME FUND. She joined Strong in October 1991 as a Portfolio Manager. Ms. Bourbulas has co-managed the ULTRA SHORT-TERM MUNICIPAL INCOME FUND since March 2000. Ms. Bourbulas received her bachelor's degree in economics from Northwestern University in 1989.

LYLE J. FITTERER co-manages the ULTRA SHORT-TERM MUNICIPAL INCOME FUND. He has earned the right to use the Chartered Financial Analyst(R) designation and is a Certified Public Accountant. He joined Strong in 1989 and has co-managed the ULTRA SHORT-TERM MUNICIPAL INCOME FUND since March 2000. He was the managing director of institutional client services from December 1998 to March 2000 and a fixed income Portfolio Manager from January 1996 to December 1998. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.

THOMAS M. PRICE co-manages the ULTRA SHORT-TERM INCOME FUND. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong in April 1996 as a research analyst, became a fixed income Portfolio Manager in May 1998, and has co-managed the ULTRA SHORT-TERM INCOME FUND since March 2002. He received his bachelor's degree of business administration in finance from the University of Michigan in 1989 and his master's of management degree in finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.

THOMAS A. SONTAG co-manages the ULTRA SHORT-TERM INCOME FUND. He joined Strong in November 1998 as a Portfolio Co-Manager of the ULTRA SHORT-TERM INCOME FUND. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration degree in finance from the University of Wisconsin in 1982.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General ("WVAG") requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and
Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


A WORD ABOUT CREDIT QUALITY
--------------------------------------------------------------------------------

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as higher or medium quality, and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as lower quality or in default. The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings.

------------- ------------------------------------------------ -----------------
   CREDIT                          S&P'S                        S&P'S RATINGS
   QUALITY                       DEFINITION                          GROUP
------------- ------------------------------------------------ -----------------
   Higher     Extremely strong capacity to meet financial      AAA
              commitment
------------- ------------------------------------------------ -----------------
              Very strong capacity to meet financial           AA
              commitment
------------- ------------------------------------------------ -----------------
              Strong capacity to meet financial commitment     A
------------- ------------------------------------------------ -----------------
   Medium     Adverse conditions or changing circumstances     BBB
              are more likely to lead to a weakened capacity
              to meet financial commitment
------------- ------------------------------------------------ -----------------
   Lower      Uncertainties or adverse conditions could lead   BB
              to an inadequate capacity to meet financial
              commitment
------------- ------------------------------------------------ -----------------
              Adverse conditions will likely impair capacity   B
              or willingness to meet financial commitment
------------- ------------------------------------------------ -----------------
              Adverse conditions will likely cause no          CCC
              capacity to meet financial commitment
------------- ------------------------------------------------ -----------------
              Currently highly vulnerable to nonpayment        CC or C
------------- ------------------------------------------------ -----------------
 In default   Probably in default                              D
------------- ------------------------------------------------ -----------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, Strong's internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on Strong's internal credit analysis than would be higher- and medium-quality securities. Each Fund invests a portion of its assets, and the ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest a significant amount of its assets, in municipal securities that are not rated by any NRSRO.

The Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.


COMPARING THE FUNDS
--------------------------------------------------------------------------------


The following will help you to distinguish between the Funds and determine their suitability for your investment needs:


FUND                                     EXPECTED AVERAGE        CREDIT QUALITY AT TIME OF INVESTMENT
                                         EFFECTIVE MATURITY
Ultra Short-Term Income                  1 year or less          75% - 100% higher and medium quality
                                                                 Up to 25% lower quality
Ultra Short-Term Municipal Income        1 year or less          90% - 100% higher and medium quality
                                                                 Up to 10% lower quality

TAXABLE INVESTMENTS
--------------------------------------------------------------------------------

The ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest up to 20% of its net assets in U.S. Government and corporate bonds and other debt securities that are of the same quality as the Fund's investments in municipal securities. These securities generally produce taxable income at the federal and state levels, unlike municipal bonds that generally provide federal and, in certain circumstances, state tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX
--------------------------------------------------------------------------------

The ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the Fund's distributions to you may not be exempt from federal income tax. If this is the case, the Fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by
PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.



 STRONG ULTRA SHORT-TERM INCOME FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------------------
                                                            OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    FEB. 29,     FEB. 28,
-----------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                        $ 9.42      $ 9.82       $ 9.88      $9.87       $ 9.95      $ 10.08
Income From Investment Operations:
      Net Investment Income (Loss)                            0.25        0.35         0.58       0.43         0.59         0.59
-----------------------------------------------------------------------------------------------------------------------------------
      Net Realized and Unrealized Gains (Losses) on           0.01       (0.32)       (0.05)      0.01        (0.08)       (0.13)
      Investments
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                        0.26        0.03         0.53       0.44         0.51         0.46
Less Distributions:
      From Net Investment Income                             (0.34)      (0.43)       (0.59)     (0.43)       (0.59)       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    (0.34)      (0.43)       (0.59)     (0.43)       (0.59)       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $ 9.34      $ 9.42       $ 9.82      $9.88       $ 9.87       $ 9.95
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Total Return                                            +2.8%       +0.3%        +5.5%      +4.6%        +5.2%        +4.6%
      Net Assets, End of Period (In Millions)               $1,994     $ 2,092       $2,990     $2,156       $2,208      $ 2,766
      Ratio of Expenses to Average Net Assets before
         Expense Offsets                                       0.9%        0.8%         0.8%       0.8%*        0.8%         0.7%
      Ratio of Expenses to Average Net Assets                  0.8%        0.8%         0.8%       0.8%*        0.8%         0.7%
      Ratio of Net Investment Income (Loss) to
         Average Net Assets                                    2.7%        3.9%         5.8%       6.5%*        5.9%         5.8%
      Portfolio Turnover Rate(c)                              93.6%       49.5%        69.6%      38.4%        48.1%        79.3%

 * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000,  the Fund  changed its fiscal year-end from February to October.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND -- INVESTOR CLASS

-----------------------------------------------------------------------------------------------------------------------------------
                                                           OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    FEB. 29,     FEB. 28,
                                                             2003        2002        2001       2000(B)      2000         1999
-----------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                       $ 4.88      $ 4.94       $ 4.95     $4.96        $ 5.04       $ 5.03
Income From Investment Operations:
      Net Investment Income (Loss)                           0.12        0.15         0.21      0.16          0.21         0.21
-----------------------------------------------------------------------------------------------------------------------------------
      Net Realized and Unrealized Gains (Losses) on           --        (0.06)       (0.01)    (0.01)        (0.08)        0.01
      Investments
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                        0.12        0.09        0.20      0.15          0.13         0.22
Less Distributions:
      From Net Investment Income(c)                          (0.13)      (0.15)      (0.21)    (0.16)        (0.21)       (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    (0.13)      (0.15)      (0.21)    (0.16)        (0.21)       (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $ 4.87      $ 4.88      $ 4.94     $4.95        $ 4.96       $ 5.04
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Total Return                                            +2.4%       +2.0%       +4.0%     +3.0%         +2.7%        +4.5%
      Net Assets, End of Period (In Millions)               $1,401     $ 1,256      $1,275    $1,193        $1,792      $ 2,171
      Ratio of Expenses to Average Net Assets before
         Expense Offsets                                       0.7%        0.7%        0.7%      0.6%*         0.6%         0.6%
      Ratio of Expenses to Average Net Assets                  0.7%        0.7%        0.7%      0.6%*         0.6%         0.5%
      Ratio of Net Investment Income (Loss) to
         Average Net Assets                                    2.4%        3.1%        4.1%      4.7%*         4.3%         4.1%
      Portfolio Turnover Rate(d)                             127.7%       75.6%       71.3%     36.5%         35.0%        36.0%

 * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000,  the Fund  changed its fiscal year-end from February to October.
(c) Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                    YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.


FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
------------------------------------------------------

We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

------------------------------------------------------

FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic markets, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE
At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address, and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:

         OPEN AN ACCOUNT

         Complete and submit our online application; current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.
         MAKE ADDITIONAL INVESTMENTS
         With Express PurchaseSM, you can make additional investments of up to $100,000 each to an existing account directly from your bank account. EXCHANGE SHARES
         For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.
         SELL SHARES
         For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds electronically transmitted to a pre-authorized bank account or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

         OPEN AN ACCOUNT
         Send a signed, completed application and a check or money order payable to Strong.
         MAKE ADDITIONAL  INVESTMENTS
         Send an Investment Form and a check or money order payable to Strong. EXCHANGE SHARES

         Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons, to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.

         SELL SHARES
         Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.

BY TELEPHONE
You may  call  1-800-368-3863  to speak to a  customer  service  representative.
During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:

         OPEN AN ACCOUNT
         For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.
         MAKE ADDITIONAL INVESTMENTS

         With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account. EXCHANGE SHARES
         For accounts with the Exchange Option, you can exchange shares between
         Strong  accounts  with  the  same   registered   owners  and  taxpayer
         identification number.

         SELL SHARES
         For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

         MAKE ADDITIONAL INVESTMENTS
         AUTOMATIC  INVESTMENT  PLAN (AIP).  An AIP allows you to make  regular, automatic investments from your bank checking or savings account. PAYROLL DIRECT DEPOSIT. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.
         DIVIDENDS AND CAPITAL GAINS. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.
         EXCHANGE SHARES
         The  Automatic  Exchange  Plan  allows you to make  regular,  automatic
         exchanges   between  Strong   accounts.
         SELL  SHARES
         The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE
Please call a customer service representative for wire instructions. You can manage your account by wire in the following ways:

         OPEN AN ACCOUNT
         Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.
         MAKE ADDITIONAL  INVESTMENTS
         SELL SHARES
         For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.

THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor, and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary, and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


         OPEN AN ACCOUNT
         MAKE ADDITIONAL INVESTMENTS
         EXCHANGE SHARES
         SELL SHARES

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.


INVESTMENT MINIMUMS
When buying shares, you must meet the following investment minimum requirements:

                                   INITIAL INVESTMENT MINIMUM              ADDITIONAL INVESTMENT MINIMUM
-------------------------------- --------------------------------------- ------------------------------------------
Regular accounts                 $2,500                                  $100
-------------------------------- --------------------------------------- ------------------------------------------

Coverdell Education Savings      $1,000                                  $100
Accounts, traditional IRAs,
Roth IRAs, SEP  IRAs, and
UGMA/UTMA accounts

-------------------------------- --------------------------------------- ------------------------------------------
SIMPLE IRAs and 403(b)(7),       the lesser of $250 or $25 per month     $50
Keogh, Pension Plan, Profit
Sharing Plan, and 401(k)
accounts*
-------------------------------- --------------------------------------- ------------------------------------------

* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT FOR WHICH WE PROVIDE OR FOR WHICH ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


CHECK WRITING
Strong Funds offer check writing on most bond and money market funds. Checks written on your account are subject to the Fund's prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-368-3863 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks may only be honored if written against purchases that were made more than ten days before the check is presented for payment. You cannot write a check to close an account.

CUSTOMER IDENTIFICATION REQUIREMENT

We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, sharedrafts, and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.




PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S, or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.


PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call 1-800-368-3863.


o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.


There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES
After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.

SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include, but are not limited to:

o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,
o When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,
o When transferring the ownership of an account to another individual or organization,
o When requesting to redeem or redeposit shares that have been issued in certificate form,
o    If adding/changing a name or adding/removing an owner on an account, and
o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We  use   reasonable   procedures  to  confirm  that  telephone  and  electronic
transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY

To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Funds may increase the amount of capital gains tax that you have to pay on the Funds' returns. For the ULTRA SHORT-TERM INCOME FUND, please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states. Although the ULTRA SHORT-TERM MUNICIPAL INCOME FUND'S income distributions are expected to be federal income tax-free, it is possible the Fund's use of derivatives may result in taxable income.

TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends.


The ULTRA SHORT-TERM MUNICIPAL INCOME FUND invests a significant portion of its net assets in tax-exempt securities, including industrial development bonds
(IDBs). Issuers and/or obligors of tax-exempt securities make certain tax representations or covenants when the bonds are issued in order to satisfy certain requirements of the Internal Revenue Code of 1986, as amended, that must be met to cause the interest on the bonds to be exempt from federal income taxes after the issuance of the bonds. However, exempt interest dividends paid from these bonds may become subject to federal income tax retroactively to the date of issuance of the bonds if the representations are determined to have been inaccurate or if the issuer of the bonds (or the beneficiary of the bond proceeds) fails to comply with the requirements.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including but not limited to exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.


o Reject any purchase request for any reason, including exchanges from other Strong Funds and automatic investment plan purchases.


o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED
1-414-359-1400 or 1-800-368-3863                     (TDD)    1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.


Strong Ultra Short-Term Income Fund, a series of Strong Advantage Fund, Inc., SEC file number: 811-5667
Strong Ultra Short-Term Municipal Income Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770




RT41214 03-04                                               0304US/WH2497 03-04



                                                      Prospectus   MARCH 1, 2004


[INSTITUTIONAL CLASS (written vertically)]





                                                                          STRONG
                                                                Ultra Short-Term
                                                                           FUNDS


                                                             [PICTURE OF COUPLE]











          Strong Ultra Short-Term Income Fund
Strong Ultra Short-Term Municipal Income Fund


                                                            STRONG [STRONG LOGO]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION


What are the Funds' objectives?                                               1

What are the Funds' principal investment strategies?                          1

What are the main risks of investing in the Funds?                            2

What are the Funds' fees and expenses?                                        9

Who are the Funds' investment advisor and portfolio managers?                 10

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters                                                  12

Percentage Restrictions                                                       14

A Word About Credit Quality                                                   15

Comparing the Funds                                                           17

Taxable Investments                                                           17

If You Are Subject to the Alternative Minimum Tax                             18

Financial Highlights                                                          18

YOUR ACCOUNT

Share Price                                                                   21

Managing Your Account                                                         22

Investment Minimums                                                           25

Additional Information                                                        25

Distributions                                                                 28

Taxes                                                                         29

Reserved Rights                                                               32

For More Information                                                          36


IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------

The STRONG ULTRA SHORT-TERM INCOME FUND seeks current income with a very low degree of share-price fluctuation.

The STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND seeks federal tax-exempt current income with a very low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ULTRA SHORT-TERM INCOME FUND invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).


The ULTRA SHORT-TERM MUNICIPAL INCOME FUND invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).

Also, the managers may invest up to 100% of a Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objectives.


((Side Box))
-----------------------------------------------------
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal leases.
-----------------------------------------------------

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------

BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results.


DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures, or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument.
Derivatives   may  be  illiquid  and  the  market  for  derivatives  is  largely unregulated. The Fund's use of derivatives may not always be a successful strategy and using them could lower a Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

FOREIGN RISKS: The ULTRA SHORT-TERM INCOME FUND invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.

GOVERNMENT-SPONSORED ENTITIES RISKS: For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entities securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: Lower-quality bonds, commonly known as high-yield bonds or junk bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates
(interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease their value. For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, the lack of a liquid market for high-yield municipal bonds could limit the manager's ability to dispose of these bonds at prices or at times which the Fund's manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: For the ULTRA SHORT-TERM INCOME FUND, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund's share price and its income distributions. Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

MUNICIPAL RISK: For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the Fund's returns.


NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are one or more years in the future. The share price of each of the Funds will vary. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Institutional Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Institutional Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives.

Performance results for the Institutional Class shares of the ULTRA SHORT-TERM INCOME FUND, which were first offered on August 31, 1999, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through August 30, 1999. Performance results for the Institutional Class shares of the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, which were first offered on July 31, 2000, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through July 30, 2000. The Investor Class shares of these Funds, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Institutional Class shares because the Investor Class shares are invested in the same portfolio of securities but are subject to a higher annual expense ratio. The returns for the Institutional Class are similar to those of the Investor Class shares because each are invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance of the Funds, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
------------------------------------------------------
              Ultra Short-        Ultra Short-Term
Year          Term Income         Municipal Income
-----------------------------------------------------

1994             3.56%                   --
------------------------------------------------------
1995             7.51%                   --
------------------------------------------------------
1996             6.68%                  4.87%
------------------------------------------------------
1997             6.50%                  5.11%
------------------------------------------------------
1998             4.75%                  4.57%
------------------------------------------------------
1999             5.26%                  3.00%
------------------------------------------------------
2000             7.23%                  4.06%
------------------------------------------------------
2001             4.82%                  3.27%
------------------------------------------------------
2002             1.22%                  3.32%
------------------------------------------------------
2003             2.86%                  2.55%

------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

------------------------------ --------------------------- ---------------------------
FUND NAME                      BEST QUARTER RETURN         WORST QUARTER RETURN
------------------------------ --------------------------- ---------------------------

Ultra Short-Term Income         2.29% (1st Q 2001)          -0.62% (1st Q 2002)
------------------------------ --------------------------- ---------------------------
Ultra Short-Term Municipal
Income                          1.67% (3rd Q 1996)          -0.08% (4th Q 2001)

------------------------------ --------------------------- ---------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                      AS OF 12-31-03
----------------------------------------------------- --------- --------- ---------- ---------------------
                                                                                     SINCE FUND
FUND/INDEX                                            1-YEAR    5-YEAR    10-YEAR    INCEPTION(1)
----------------------------------------------------- --------- --------- ---------- ---------------------
ULTRA SHORT-TERM INCOME
----------------------------------------------------- --------- --------- ---------- ---------------------
Return Before Taxes                                    2.86%     4.26%     5.02%      6.23%
----------------------------------------------------- --------- --------- ---------- ---------------------
Return After Taxes on Distributions                    1.47%     2.06%     2.66%      3.79%
----------------------------------------------------- --------- --------- ---------- ---------------------
Return After Taxes on Distributions and Sale of
Fund Shares                                            1.85%     2.26%     2.79%      3.86%
----------------------------------------------------- --------- --------- ---------- ---------------------
Citigroup 1 Year Treasury Benchmark-on-the-Run Index
(reflects no deduction for fees, expenses, or
taxes)(2)                                              1.47%     4.62%     5.14%      5.83%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Ultra Short Obligations Funds Average
(reflects no deduction for fees, expenses, or
taxes)(3)                                              1.54%     4.15%     4.79%      5.42%
----------------------------------------------------- --------- --------- ---------- ---------------------
ULTRA SHORT-TERM MUNICIPAL INCOME
----------------------------------------------------- --------- --------- ---------- ---------------------
Return Before Taxes                                    2.55%     3.24%       -        3.91%
----------------------------------------------------- --------- --------- ---------- ---------------------
Return After Taxes on Distributions                    2.55%     3.24%       -        3.91%
----------------------------------------------------- --------- --------- ---------- ---------------------
Return After Taxes on Distributions and Sale of        2.63%     3.34%       -        3.96%
Fund Shares(4)
----------------------------------------------------- --------- --------- ---------- ---------------------
Lehman Brothers Municipal 1 Year Bond Index
(reflects no deduction for fees, expenses, or
taxes)(5)                                              1.71%     3.91%       -       4.16%
----------------------------------------------------- --------- --------- ---------- ---------------------
Lipper Short Municipal Debt Funds Index (reflects
no deduction for fees, expenses, or taxes)(6)          2.27%     3.58%       -       3.89%

----------------------------------------------------- --------- --------- ---------- ---------------------


(1) THE ULTRA SHORT-TERM INCOME FUND COMMENCED OPERATIONS ON NOVEMBER 25, 1988, AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON AUGUST 31, 1999. THE ULTRA SHORT-TERM MUNICIPAL INCOME FUND COMMENCED OPERATIONS ON NOVEMBER 30, 1995, AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON JULY 31, 2000.
(2) THE CITIGROUP 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE RETURN ON ONE-YEAR TREASURY BILLS.
(3)THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.

(4)RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(5)THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR, TAX-EXEMPT BONDS.
(6) THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

For current yield information on these Funds, call 1-800-733-2274.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Institutional Class shares of each Fund are 100% no-load, so you pay no sales load to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                            TOTAL ANNUAL
                              MANAGEMENT       OTHER        OPERATING
FUND                          FEES(1)          EXPENSES     EXPENSES
----------------------------- ---------------- ------------ -----------------
Ultra Short-Term Income       0.30%            0.07%        0.37%
Ultra Short-Term Municipal    0.30%            0.07%        0.37%
Income

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                              1 YEAR          3 YEARS          5 YEARS       10 YEARS
------------------------------------------------- --------------- ---------------- ------------- ------------
Ultra Short-Term Income                           $38             $119             $208          $468
Ultra Short-Term Municipal Income                 $38             $119             $208          $468


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong), is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $37 billion as of December 31, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.

                                             FOR ASSETS UNDER            FOR THE NEXT              FOR ASSETS
FUND                                            $4 BILLION            $2 BILLION ASSETS       $6 BILLION AND ABOVE
----------------------------------------- ------------------------ ------------------------- -----------------------
Ultra Short-Term Income                            0.30%                    0.275%                   0.25%
Ultra Short-Term Municipal Income                  0.30%                    0.275%                   0.25%


The following individuals are the Funds' Portfolio Managers.


MARY-KAY H. BOURBULAS co-manages the ULTRA SHORT-TERM MUNICIPAL INCOME FUND. She joined Strong in October 1991 as a Portfolio Manager and has co-managed the ULTRA SHORT-TERM MUNICIPAL INCOME FUND since March 2000. Ms. Bourbulas received her bachelor's degree in economics from Northwestern University in 1989.

LYLE J. FITTERER co-manages the ULTRA SHORT-TERM MUNICIPAL INCOME FUND. He has earned the right to use the Chartered Financial Analyst(R) designation and is a Certified Public Accountant. He joined Strong in 1989 and has co-managed the ULTRA SHORT-TERM MUNICIPAL INCOME FUND since March 2000. He was the managing director of institutional client services from December 1998 to March 2000 and a fixed income Portfolio Manager from January 1996 to December 1998. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.

THOMAS M. PRICE co-manages the ULTRA SHORT-TERM INCOME FUND. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong in April 1996 as a research analyst, became a fixed income Portfolio Manager in May 1998, and has co-managed the ULTRA SHORT-TERM INCOME FUND since March 2002. He received his bachelor's degree of business administration in finance from the University of Michigan in 1989 and his master's of management degree in finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.

THOMAS A. SONTAG co-manages the ULTRA SHORT-TERM INCOME FUND. He joined Strong in November 1998 as a Portfolio Co-Manager of the ULTRA SHORT-TERM INCOME FUND. From 1986 to November 1998, Mr. Sontag worked at Bear Stearns & Co., most recently acting as a managing director of the fixed income department. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration degree in finance from the University of Wisconsin in 1982.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS
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The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General ("WVAG") requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and
Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


PERCENTAGE RESTRICTIONS
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Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

A WORD ABOUT CREDIT QUALITY
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CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as higher or medium quality, and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as lower quality or in default. The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings.

------------- ------------------------------------------------ -----------------
  CREDIT                          S&P'S                        S&P'S RATINGS
  QUALITY                       DEFINITION                          GROUP
------------- ------------------------------------------------ -----------------
   Higher     Extremely strong capacity to meet financial      AAA
              commitment
------------- ------------------------------------------------ -----------------
              Very strong capacity to meet financial           AA
              commitment
------------- ------------------------------------------------ -----------------
              Strong capacity to meet financial commitment     A
------------- ------------------------------------------------ -----------------
   Medium     Adverse conditions or changing circumstances     BBB
              are more likely to lead to a weakened capacity
              to meet financial commitment
------------- ------------------------------------------------ -----------------
   Lower      Uncertainties or adverse conditions could lead   BB
              to an inadequate capacity to meet financial
              commitment
------------- ------------------------------------------------ -----------------
              Adverse conditions will likely impair capacity   B
              or willingness to meet financial commitment
------------- ------------------------------------------------ -----------------
              Adverse conditions will likely cause no          CCC
              capacity to meet financial commitment
------------- ------------------------------------------------ -----------------
              Currently highly vulnerable to nonpayment        CC or C
------------- ------------------------------------------------ -----------------
 In default   Probably in default                              D
------------- ------------------------------------------------ -----------------

Note: S&P is only one nationally recognized statistical rating organization. Other rating organizations use similar long-term rating definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, Strong's internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on Strong's internal credit analysis than would be higher-quality securities. Each Fund invests a portion of its assets, and the ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest a significant amount of its assets, in municipal securities that are not rated by any NRSRO.

The Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.


COMPARING THE FUNDS
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The following will help you to distinguish between the Funds and determine their suitability for your investment needs:


------------------------------ --------------------- -------------------------------------------------
                                 EXPECTED AVERAGE
            FUND                EFFECTIVE MATURITY         CREDIT QUALITY AT TIME OF INVESTMENT
------------------------------ --------------------- -------------------------------------------------
Ultra Short-Term Income        1 year or less        75% - 100% higher and medium quality
                                                     Up to 25% lower quality
------------------------------ --------------------- -------------------------------------------------
Ultra Short-Term Municipal     1 year or less        90% - 100% higher and medium quality
Income                                               Up to 10% lower quality
------------------------------ --------------------- -------------------------------------------------

TAXABLE INVESTMENTS
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The ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest up to 20% of its net assets in U.S. Government and corporate bonds and other debt securities that are of the same quality as the Fund's investments in municipal bonds. These securities generally produce taxable income at the federal and state levels, unlike municipal bonds that generally provide federal and, in certain circumstances, state tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX
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The ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the Fund's distributions to you may not be exempt from federal income tax. If this is the case, the Fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS
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This information describes the performance of the Institutional Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Institutional Class share outstanding for the entire period. "Total Return" shows how much an investment in the Institutional Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

STRONG ULTRA SHORT-TERM INCOME FUND -- INSTITUTIONAL CLASS
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                                                                         OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,   FEB. 29,
                                                                           2003         2002         2001      2000(B)     2000(C)
------------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                                      $ 9.41       $ 9.82      $ 9.87      $ 9.87      $ 9.89
Income From Investment Operations:
  Net Investment Income (Loss)                                              0.29         0.36        0.62        0.46        0.32
  Net Realized and Unrealized Gains (Losses) on Investments                 0.01        (0.29)      (0.04)        --        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          0.30         0.07        0.58        0.46        0.30
Less Distributions:
  From Net Investment Income                                               (0.38)       (0.48)      (0.63)      (0.46)      (0.32)
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  Total Distributions                                                      (0.38)       (0.48)      (0.63)      (0.46)      (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $ 9.33       $ 9.41      $ 9.82      $ 9.87      $ 9.87

Ratios and Supplemental Data
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  Total Return                                                              +3.3%        +0.7%       +6.0%       +4.8%       +3.1%
  Net Assets, End of Period (In Millions)                                  $ 214        $ 302       $ 784       $ 348       $ 207
  Ratio of Expenses to Average Net Assets before Expense Offsets             0.4%         0.4%        0.4%        0.4%*       0.4%*
  Ratio of Expenses to Average Net Assets                                    0.4%         0.4%        0.4%        0.4%*       0.4%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                3.2%         4.4%        6.1%        7.0%*       6.5%*
  Portfolio Turnover Rate(d)                                                93.6%        49.5%       69.6%       38.4%       48.1%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October.
(c) For the period from September 1, 1999 (public launch date), to February 29, 2000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND -- INSTITUTIONAL CLASS
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                                                                                  OCT. 31,     OCT. 31,    OCT. 31,      OCT. 31,
                                                                                    2003         2002        2001        2000(B)
------------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                                              $ 4.87       $ 4.94       $ 4.95       $ 4.95
Income From Investment Operations:
  Net Investment Income (Loss)                                                      0.13         0.17         0.22         0.06
  Net Realized and Unrealized Gains (Losses) on Investments                         0.01        (0.07)       (0.01)         --
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                  0.14         0.10         0.21         0.06
Less Distributions:
  From Net Investment Income(c)                                                    (0.14)       (0.17)       (0.22)       (0.06)
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  Total Distributions                                                              (0.14)       (0.17)       (0.22)       (0.06)
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Net Asset Value, End of Period                                                    $ 4.87        $4.87       $ 4.94       $ 4.95

Ratios and Supplemental Data
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  Total Return                                                                      +2.9%        +2.1%        +4.4%        +1.3%
  Net Assets, End of Period (In Millions)                                          $ 578        $ 360        $ 425        $ 422
  Ratio of Expenses to Average Net Assets before Expense Offsets                     0.4%         0.4%         0.3%         0.3%*
  Ratio of Expenses to Average Net Assets                                            0.4%         0.4%         0.3%         0.3%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                        2.7%         3.5%         4.5%         5.0%*
  Portfolio Turnover Rate(d)                                                       127.7%        75.6%        71.3%        36.5%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period  from August 1, 2000  (public  launch  date),  to October 31,
2000.
(c) Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                    YOUR ACCOUNT

SHARE PRICE
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Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.


FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
------------------------------------------------------

We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

------------------------------------------------------

FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of the domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those portfolio securities that may be affected by the event.


MANAGING YOUR ACCOUNT
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This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

BY MAIL

Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

          OPEN AN ACCOUNT
          Prior  to  your   initial   investment,   send  a  signed,   completed
          application.
          EXCHANGE SHARES
          Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, and signed exactly as the names of all registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect an exchange.
          SELL SHARES
          Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, and signed exactly as the names of all registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect a redemption.

BY WIRE

All transactions must be made by wire.


          OPEN AN ACCOUNT
          Prior  to  your   initial   investment,   send  a  signed,   completed
          application.
          MAKE ADDITIONAL INVESTMENTS

Wire instructions:

     U.S. Bank, National Association 777 East Wisconsin Ave.
     Milwaukee, WI  53202
     ABA routing number: 075000022
     Account number:  112737-090
     For further credit to:  (insert your account number and registration)

The Fund pays wire fees, which are a Fund expense. If U.S. Bank, National Association, the Fund's agent, does not receive payment by the close of the federal wire system the same day, your order may be canceled or you may be liable for resulting interest expenses.

          SELL SHARES

BY TELEPHONE

Call 1-800-733-2274 before 3:00 p.m., Central Time, to speak to a customer service representative or 1-800-368-4989 to send a facsimile. Faxed written requests must be signed exactly as the names of the registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect the transaction. During times of unusual market activity, our customer service representatives may be busy and you may experience a delay placing a telephone request. During these times, consider using our web site. You can manage your account by telephone in the following ways:


          MAKE ADDITIONAL INVESTMENTS
          EXCHANGE SHARES
          For accounts with the Exchange Option, you can exchange shares between
          Strong  accounts  with  the  same   registered   owners  and  taxpayer
          identification number.
          SELL SHARES
          For accounts with the Redemption Option, you can have proceeds wired to a properly pre-authorized bank account.

ONLINE
You can manage your account online at WWW.STRONGINSTITUTIONAL.COM in the following ways:

          MAKE ADDITIONAL INVESTMENTS

          EXCHANGE SHARES
          For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.
          SELL SHARES
          For accounts with the Redemption Option, you can have proceeds wired to a properly pre-authorized bank account.

THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor, and other financial intermediaries may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary, and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


          OPEN AN ACCOUNT
          MAKE ADDITIONAL INVESTMENTS
          EXCHANGE SHARES
          SELL SHARES

INVESTMENT MINIMUMS
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The initial investment minimum is $5 million. The initial investment minimum is waived for registered investment advisors with an initial investment minimum of at least $250,000. After your initial investment, additional transactions may be made in any amount.

ADDITIONAL INFORMATION
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ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information.


ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

CUSTOMER IDENTIFICATION REQUIREMENT

We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next net asset value (NAV) minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS

Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.


EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee, as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.


PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

SELLING SHARES
After your redemption request is accepted, we normally send your proceeds on the next Business Day. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. The original application must be on file with the Fund's transfer agent before a redemption request will be processed. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process your redemption. Review the "Signature Guarantees" section that follows for details.

SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include, but are not limited to:

o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,
o When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,
o When transferring the ownership of an account to another individual or organization,
o    If adding/changing a name or adding/removing an owner on an account, and
o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We  use   reasonable   procedures  to  confirm  that  telephone  and  electronic
transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
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DISTRIBUTION POLICY
To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes net realized capital gains annually. Dividends are declared on each Business Day except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Institutional Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-733-2274.

TAXES
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TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable at long-term capital gains rates. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. For the ULTRA SHORT-TERM INCOME FUND, please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states. Although the ULTRA SHORT-TERM MUNICIPAL INCOME FUND'S income distributions are expected to be federal income tax-free, it is possible the Fund's use of derivatives may result in taxable income.

TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends.


The ULTRA SHORT-TERM MUNICIPAL INCOME FUND invests a significant portion of its net assets in tax-exempt securities, including industrial development bonds
(IDBs). Issuers and obligors of tax-exempt securities make certain tax representations or covenants when the bonds are issued in order to satisfy certain requirements of the Internal Revenue Code of 1986, as amended, that must be met to cause the interest on the bonds to be exempt from federal income taxes after the issuance of the bonds. However, exempt interest dividends paid from these bonds may become subject to federal income tax retroactively to the date of issuance of the bonds if the representations are determined to have been inaccurate or if the issuer of the bonds (or the beneficiary of the bond proceeds) fails to comply with the requirements.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including but not limited to exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.


o Reject any purchase request for any reason, including exchanges from other Strong Funds and automatic investment plan purchases.


o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                           BY OVERNIGHT DELIVERY
1-800-733-2274                         Strong Funds
                                       One Hundred Heritage Reserve
                                       Menomonee Falls, WI 53051
BY MAIL
Strong Funds                           ON THE INTERNET
P.O. Box 2936                          View online or download documents:
Milwaukee, WI 53201-2936               Strong Funds: www.StrongInstitutional.com
                                       SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Ultra Short-Term Income Fund, a series of Strong Advantage Fund, Inc., SEC file number: 811-5667
Strong Ultra Short-Term Municipal Income Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770






RT41216 03-04                                                       WH2798 03-04



                                                        Prospectus MARCH 1, 2004


[ADVISOR CLASS (written vertically)]





                                                                          STRONG

                                                                Ultra Short-Term
                                                                           FUNDS


                                                             [PICTURE OF COUPLE]












          Strong Ultra Short-Term Income Fund
Strong Ultra Short-Term Municipal Income Fund


                                                            STRONG [STRONG LOGO]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
YOUR INVESTMENT

KEY INFORMATION


What are the Funds' objectives?                                                1

What are the Funds' principal investment strategies?                           1

What are the main risks of investing in the Funds?                             2

What are the Funds' fees and expenses?                                         9

Who are the Funds' investment advisor and portfolio managers?                 10

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters                                                  12

Percentage Restrictions                                                       14

Comparing the Funds                                                           15

A Word About Credit Quality                                                   17

Taxable Investments                                                           17

If You Are Subject to the Alternative Minimum Tax                             18

Financial Highlights                                                          18

YOUR ACCOUNT

Share Price                                                                   21

12b-1 Fees                                                                    22

Managing Your Account                                                         23

Investment Minimums                                                           25

Additional Information                                                        25

Distributions                                                                 29

Taxes                                                                         30

Reserved Rights                                                               32

For More Information                                                          36



IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------

The STRONG ULTRA SHORT-TERM INCOME FUND seeks current income with a very low degree of share-price fluctuation.

The STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND seeks federal tax-exempt current income with a very low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ULTRA SHORT-TERM INCOME FUND invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).


The ULTRA SHORT-TERM MUNICIPAL INCOME FUND invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).


((Side Box))
-----------------------------------------------------
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal leases.
-----------------------------------------------------


Also, the managers may invest up to 100% of a Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, and money market investments, or, except for the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objectives.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------

BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures, or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy and using them could lower a Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

FOREIGN RISKS: The ULTRA SHORT-TERM INCOME FUND invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.

GOVERNMENT-SPONSORED ENTITIES RISKS: For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entities securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: Lower-quality bonds, commonly known as high-yield bonds or junk bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates
(interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease their value. For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, the lack of a liquid market for high-yield municipal bonds could limit the manager's ability to dispose of these bonds at prices or at times which the Fund's manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: For the ULTRA SHORT-TERM INCOME FUND, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund's share price and its income distributions. Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile.

MUNICIPAL RISK: For the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the Fund's returns.


NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are one or more years in the future. The share price of each of the Funds will vary. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Advisor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Advisor Class shares are subject to distribution fees and expenses under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost you more than paying other types of sales charges.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Advisor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. With respect to the ULTRA SHORT-TERM INCOME FUND, the performance results for the Advisor Class shares, which were first offered on August 31, 1999, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through August 30, 1999, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. Performance results for the Advisor Class shares of the ULTRA SHORT-TERM MUNICIPAL INCOME FUND, which were first offered on October 2, 2000, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through October 1, 2000, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. The Investor Class shares of these Funds are not offered by this prospectus. The returns for the Advisor Class shares are substantially similar to those of the Investor Class shares because each are invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance of the Funds, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
-----------------------------------------------------------
Year            Ultra Short-Term       Ultra Short-Term
                     Income            Municipal Income
-----------------------------------------------------------

1994                3.20%                  -
-----------------------------------------------------------
1995                7.14%                  -
-----------------------------------------------------------
1996                6.31%                4.35%
-----------------------------------------------------------
1997                6.14%                4.59%
-----------------------------------------------------------
1998                4.39%                4.05%
-----------------------------------------------------------
1999                4.76%                2.49%
-----------------------------------------------------------
2000                6.31%                3.42%
-----------------------------------------------------------
2001                4.02%                2.65%
-----------------------------------------------------------
2002                0.45%                2.34%
-----------------------------------------------------------
2003                2.09%                1.79%

-----------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                                 BEST QUARTER RETURN           WORST QUARTER RETURN
----------------------------------------- ----------------------------- -----------------------

Ultra Short-Term Income                    2.11% (2nd Q 1995)          -0.81% (1st Q 2002)
Ultra Short-Term Municipal Income          1.55% (3rd Q 1996)          -0.07% (4th Q 2001)


AVERAGE ANNUAL TOTAL RETURNS

                                                           AS OF 12-31-03
----------------------------------------------------- ---------- --------- ---------- --------------------
                                                                                      SINCE FUND
FUND/INDEX                                            1-YEAR     5-YEAR    10-YEAR    INCEPTION(1)
----------------------------------------------------- ---------- --------- ---------- --------------------
ULTRA SHORT-TERM INCOME
----------------------------------------------------- ---------- --------- ---------- --------------------
     Return Before Taxes                               2.09%      3.51%     4.46%      5.73%
----------------------------------------------------- ---------- --------- ---------- --------------------
     Return After Taxes on Distributions               0.98%      1.60%     2.33%      3.48%
----------------------------------------------------- ---------- --------- ---------- --------------------
     Return After Taxes on Distributions and Sale
     of Fund Shares                                    1.35%      1.81%     2.46%      3.55%
----------------------------------------------------- ---------- --------- ---------- --------------------
Citigroup 1 Year Treasury Benchmark-on-the-Run
Index (reflects no deduction for fees, expenses, or
taxes)(2)                                              1.47%      4.62%     5.14%      5.83%
----------------------------------------------------- ---------- --------- ---------- --------------------
Lipper Ultra Short Obligations Funds Average
(reflects no deduction for fees, expenses, or
taxes)(3)                                              1.54%      4.15%     4.79%      5.42%
----------------------------------------------------- ---------- --------- ---------- --------------------
ULTRA SHORT-TERM MUNICIPAL INCOME
----------------------------------------------------- ---------- --------- ---------- --------------------
     Return Before Taxes                               1.79%      2.54%        -       3.28%
----------------------------------------------------- ---------- --------- ---------- --------------------
     Return After Taxes on Distributions               1.79%      2.54%        -       3.28%
----------------------------------------------------- ---------- --------- ---------- --------------------
     Return After Taxes on Distributions and Sale
     of Fund  Shares(4)                                1.86%      2.64%        -       3.32%
----------------------------------------------------- ---------- --------- ---------- --------------------
Lehman Brothers Municipal 1 Year Bond Index
(reflects no deduction for fees, expenses, or
taxes)(5)                                              1.71%      3.91%        -       4.16%
----------------------------------------------------- ---------- --------- ---------- --------------------
Lipper Short Municipal Debt Funds Index
(reflects no deduction for fees, expenses, or
taxes)(6)                                              2.27%      3.58%        -       3.89%

----------------------------------------------------- ---------- --------- ---------- --------------------


(1) THE ULTRA SHORT-TERM INCOME FUND COMMENCED OPERATIONS ON NOVEMBER 25, 1988, AND FIRST OFFERED ADVISOR CLASS SHARES ON AUGUST 31, 1999. THE ULTRA SHORT-TERM MUNICIPAL INCOME FUND COMMENCED OPERATIONS ON NOVEMBER 30, 1995, AND FIRST OFFERED ADVISOR CLASS SHARES ON OCTOBER 2, 2000.
(2) THE CITIGROUP 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE RETURN ON ONE-YEAR TREASURY BILLS.
(3) THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.
(4) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(5) THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR, TAX-EXEMPT BONDS.

(6) THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

For current yield information on these Funds, call 1-800-368-1683.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Advisor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                    TOTAL ANNUAL
                              MANAGEMENT    12B-1       OTHER       OPERATING
FUND                          FEES(1)       FEE         EXPENSES    EXPENSES
----------------------------- ------------- ----------- ----------- ------------
Ultra Short-Term Income       0.30%            0.25%       0.57%        1.12%
Ultra Short-Term Municipal    0.30%            0.25%       0.56%        1.11%
Income

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------- ------- -------- -------- ------------
Ultra Short-Term Income               $114    $356     $617     $1,363
Ultra Short-Term Municipal Income     $113    $353     $612     $1,352

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------


Strong Capital Management, Inc. (Strong), is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $37 billion as of December 31, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.

                                             FOR ASSETS UNDER            FOR THE NEXT              FOR ASSETS
FUND                                            $4 BILLION            $2 BILLION ASSETS       $6 BILLION AND ABOVE
----------------------------------------- ------------------------ ------------------------- -----------------------
Ultra Short-Term Income                            0.30%                    0.275%                   0.25%
Ultra Short-Term Municipal Income                  0.30%                    0.275%                   0.25%

The following individuals are the Funds' Portfolio Managers.


MARY-KAY H. BOURBULAS co-manages the ULTRA SHORT-TERM MUNICIPAL INCOME FUND. She joined Strong in October 1991 as a Portfolio Manager and has co-managed the ULTRA SHORT-TERM MUNICIPAL INCOME FUND since March 2000. Ms. Bourbulas received her bachelor's degree in economics from Northwestern University in 1989.

LYLE J. FITTERER co-manages the ULTRA SHORT-TERM MUNICIPAL INCOME FUND. He has earned the right to use the Chartered Financial Analyst(R) designation and is a Certified Public Accountant. He joined Strong in 1989 and has co-managed the ULTRA SHORT-TERM MUNICIPAL INCOME FUND since March 2000. He was the managing director of institutional client services from December 1998 to March 2000 and a fixed income Portfolio Manager from January 1996 to December 1998. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.

THOMAS M. PRICE co-manages the ULTRA SHORT-TERM INCOME FUND. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong in April 1996 as a research analyst, became a fixed income Portfolio Manager in May 1998, and has co-managed the ULTRA SHORT-TERM INCOME FUND since March 2002. He received his bachelor's degree of business administration in finance from the University of Michigan in 1989 and his master's of management degree in finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.

THOMAS A. SONTAG co-manages the ULTRA SHORT-TERM INCOME FUND. He joined Strong in November 1998 as a Portfolio Co-Manager of the ULTRA SHORT-TERM INCOME FUND. From 1986 to November 1998, Mr. Sontag worked at Bear Stearns & Co., most recently acting as a managing director of the fixed income department. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration degree in finance from the University of Wisconsin in 1982.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General ("WVAG") requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and
Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

A WORD ABOUT CREDIT QUALITY
--------------------------------------------------------------------------------

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as higher or medium quality, and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as lower quality or in default. The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings.

------------- ------------------------------------------------ -----------------
   CREDIT                          S&P'S                        S&P'S RATINGS
   QUALITY                       DEFINITION                          GROUP
------------- ------------------------------------------------ -----------------
   Higher     Extremely strong capacity to meet financial      AAA
              commitment
------------- ------------------------------------------------ -----------------
              Very strong capacity to meet financial           AA
              commitment
------------- ------------------------------------------------ -----------------
              Strong capacity to meet financial commitment     A
------------- ------------------------------------------------ -----------------
   Medium     Adverse conditions or changing circumstances     BBB
              are more likely to lead to a weakened capacity
              to meet financial commitment
------------- ------------------------------------------------ -----------------

   Lower      Uncertainties or adverse conditions could lead   BB
              to an inadequate capacity to meet financial commitment

------------- ------------------------------------------------ -----------------
              Adverse conditions will likely impair capacity   B
              or willingness to meet financial commitment
------------- ------------------------------------------------ -----------------
              Adverse conditions will likely cause no          CCC
              capacity to meet financial commitment
------------- ------------------------------------------------ -----------------
              Currently highly vulnerable to nonpayment        CC or C
------------- ------------------------------------------------ -----------------
 In default   Probably in default                              D
------------- ------------------------------------------------ -----------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, Strong's internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on Strong's internal credit analysis than would be higher-quality securities. Each Fund invests a portion of its assets, and the ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest a significant amount of its assets, in municipal securities that are not rated by any NRSRO.

The Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.


COMPARING THE FUNDS
--------------------------------------------------------------------------------

The following will help you to distinguish among the Funds and determine their suitability for your investment needs:

------------------------------------------------ -------------------------------- ------------------------------------
FUND                                             EXPECTED AVERAGE EFFECTIVE       CREDIT QUALITY AT TIME OF
                                                 MATURITY                         INVESTMENT
------------------------------------------------ -------------------------------- ------------------------------------
Ultra Short-Term Income                          1 year or less                   75%  to  100%   higher  and  medium
                                                                                  quality
                                                                                  Up to 25% lower quality
------------------------------------------------ -------------------------------- ------------------------------------
Ultra Short-Term Municipal Income                1 year or less                   90%  to  100%   higher  and  medium
                                                                                  quality
                                                                                  Up to 10% lower quality
------------------------------------------------ -------------------------------- ------------------------------------

TAXABLE INVESTMENTS
--------------------------------------------------------------------------------

The ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as the Fund's investments in municipal bonds. These securities generally produce taxable income at the federal and state levels, unlike municipal bonds that generally provide federal and, in certain circumstances, state tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX
--------------------------------------------------------------------------------

The ULTRA SHORT-TERM MUNICIPAL INCOME FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the Fund's distributions to you may not be exempt from federal income tax. If this is the case, the Fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Advisor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Advisor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Advisor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

STRONG ULTRA SHORT-TERM INCOME FUND -- ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                                                         OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,   FEB. 29,
                                                                           2003         2002         2001      2000(B)     2000(C)
------------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                                      $ 9.41        $ 9.82      $ 9.88    $ 9.87       $ 9.89
Income From Investment Operations:
  Net Investment Income (Loss)                                              0.24          0.34        0.55      0.41         0.27
  Net Realized and Unrealized Gains (Losses) on Investments                (0.01)        (0.35)      (0.05)     0.01        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          0.23         (0.01)       0.50      0.42         0.25
Less Distributions:
  From Net Investment Income                                               (0.31)        (0.40)      (0.56)    (0.41)       (0.27)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (0.31)        (0.40)      (0.56)    (0.41)       (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $ 9.33        $ 9.41      $ 9.82    $ 9.88       $ 9.87

Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              +2.5%         -0.1%       +5.1%     +4.4%        +2.6%
  Net Assets, End of Period (In Millions)                                  $ 146         $  98       $  82      $  0(e)       $ 0(e)
  Ratio of Expenses to Average Net Assets before Expense Offsets             1.1%          1.1%        1.2%      1.1%*        1.1%*
  Ratio of Expenses to Average Net Assets                                    1.1%          1.1%        1.1%      1.1%*        1.1%
  Ratio of Net Investment Income (Loss) to Average Net Assets                2.4%          3.6%        4.9%      6.2%*        5.7%*
  Portfolio Turnover Rate(d)                                                93.6%         49.5%       69.6%     38.4%        48.1%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October.
(c) For the period from September 1, 1999 (public launch date), to February 29, 2000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Amount is less than $500,000.

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND -- ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 OCT. 31,      OCT. 31,    OCT. 31,      OCT. 31,
                                                                                   2003          2002        2001        2000(B)
------------------------------------------------------------------------------------------------------------------------------------
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period                                             $ 4.88        $ 4.94       $ 4.94        $ 4.94
Income From Investment Operations:
  Net Investment Income (Loss)                                                     0.10          0.14         0.18          0.02
  Net Realized and Unrealized Gains (Losses) on Investments                       (0.01)        (0.06)       (0.00)(c)       --
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                 0.09          0.08         0.18          0.02
Less Distributions:
  From Net Investment Income(d)                                                   (0.10)        (0.14)       (0.18)        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             (0.10)        (0.14)       (0.18)        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                   $ 4.87        $ 4.88       $ 4.94        $ 4.94

Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                     +2.0%         +1.6%        +3.7%         +0.4%
  Net Assets, End of Period (In Millions)                                         $  70         $  28         $  8          $  0(e)
  Ratio of Expenses to Average Net Assets before Expense Offsets                    1.1%          1.1%         1.1%          1.1%*
  Ratio of Expenses to Average Net Assets                                           1.1%          1.1%         1.1%          1.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                       1.9%          2.7%         3.1%          4.4%*
  Portfolio Turnover Rate(f)                                                      127.7%         75.6%        71.3%         36.5%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from October 3, 2000  (public  launch  date),  to October 31,
2000.
(c) Amount calculated is less than $0.005.
(d) Tax-exempt for regular federal income tax purposes.
(e) Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                    YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.


FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
------------------------------------------------------

We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

------------------------------------------------------

FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


12B-1 FEES
--------------------------------------------------------------------------------

Each Fund has adopted a Rule 12b-1 distribution and service plan for its Advisor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor), or others (e.g., broker-dealers or financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Advisor Class shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature, and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


         OPEN AN ACCOUNT
         MAKE ADDITIONAL INVESTMENTS
         EXCHANGE SHARES
         SELL SHARES


AUTOMATICALLY
Your financial intermediary can assist you in managing your account through automatic investment options in the following way:


         MAKE ADDITIONAL INVESTMENTS

         DIVIDENDS AND CAPITAL GAINS. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them electronically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, a Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.

BY WIRE
Please call your financial intermediary for wire instructions. Your financial intermediary can assist you in managing your account by wire in the following ways:

         MAKE ADDITIONAL INVESTMENTS
         SELL SHARES
         For the applicable fee, if any , you can call your financial intermediary to have the proceeds wired to a pre-authorized bank account.


INVESTMENT MINIMUMS
---------------------------    ----------------------------------------------------------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                                           $2,500                                 $100
-------------------------------------------- ------------------------------------ -------------------------------------

Coverdell Education Savings Accounts,                      $1,000                                 $100
traditional IRAs, Roth IRAs, SEP  IRAs,
and UGMA/UTMA accounts

-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRAs and 403(b)(7), Keogh, Pension    the lesser of $250 or $25 per month                  $50
Plan, Profit Sharing Plan, and 401(k) Plan
accounts*
-------------------------------------------- ------------------------------------ -------------------------------------

* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT FOR WHICH WE PROVIDE OR FOR WHICH ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Ask your financial advisor, visit our web site, or call a customer service representative for more information.

CLEARING AGENCY TRANSACTIONS
We use reasonable procedures to confirm that transactions through a clearing agency are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.


CUSTOMER IDENTIFICATION REQUIREMENT

We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS

Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.


EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee, as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.


PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.


PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

RETIREMENT ACCOUNTS
You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES
After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.

SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include, but are not limited to:

o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,
o When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,
o When transferring the ownership of an account to another individual or organization,
o When requesting to redeem or redeposit shares that have been issued in certificate form,
o    If adding/changing a name or adding/removing an owner on an account, and
o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY

To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Advisor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.

TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains . This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states. Although the ULTRA SHORT-TERM MUNICIPAL INCOME FUND'S income distributions are expected to be federal income tax-free, it is possible the Fund's use of derivatives may result in taxable income.

TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends. For the ULTRA SHORT-TERM INCOME FUND, please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt for state and local taxes. Most states allow mutual funds to pass though that exemption to their shareholders, although there are conditions to this exemption in some states.


The ULTRA SHORT-TERM MUNICIPAL INCOME FUND invests a significant portion of its net assets in tax-exempt securities, including industrial development bonds
(IDBs). Issuers and/or obligors of tax-exempt securities make certain tax representations or covenants when the bonds are issued in order to satisfy certain requirements of the Internal Revenue Code of 1986, as amended, that must be met to cause the interest on the bonds to be exempt from federal income taxes after the issuance of the bonds. However, exempt interest dividends paid from these bonds may become subject to federal income tax retroactively to the date of issuance of the bonds if the representations are determined to have been inaccurate or if the issuer of the bonds (or the beneficiary of the bond proceeds) fails to comply with the requirements.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including but not limited to exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.


o Reject any purchase request for any reason, including exchanges from other Strong Funds and automatic investment plan purchases.


o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                 BY OVERNIGHT DELIVERY
1-800-368-1683                               Strong Funds
                                             One Hundred Heritage Reserve
                                             Menomonee Falls, WI 53051

BY MAIL
Strong Funds                                 ON THE INTERNET
P.O. Box 2936                                View online or download documents:
Milwaukee, WI 53201-2936                     SEC*: www.sec.gov



This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Ultra Short-Term Income Fund, a series of Strong Advantage Fund, Inc., SEC file number: 811-5667
Strong Ultra Short-Term Municipal Income Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770







RT41215 03-04                                                       WH3160 03-04







                                                    Prospectus   MARCH 1, 2004


[INVESTOR CLASS (written vertically)]






                                                       STRONG Municipal Income
                                                                         Funds




[PICTURE OF  FAMILY]










                         Strong High-Yield Municipal Bond Fund
                       Strong Intermediate Municipal Bond Fund
                                Strong Minnesota Tax-Free Fund
                                    Strong Municipal Bond Fund
                   Strong Short-Term High Yield Municipal Fund
                         Strong Short-Term Municipal Bond Fund
                                Strong Wisconsin Tax-Free Fund

                                                          STRONG [STRONG LOGO]


         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE
           SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO
                           THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
YOUR INVESTMENT

KEY INFORMATION


What are the Funds' objectives?...............................................1

What are the Funds' principal investment strategies?..........................1

What are the main risks of investing in the Funds?............................6

What are the Funds' fees and expenses?.......................................18

Who are the Funds' investment advisor and portfolio managers?................20


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


Legal and Regulatory Matters.................................................22

Percentage Restrictions......................................................24

A Word About Credit Quality..................................................25

Comparing the Funds..........................................................28

Taxable Investments..........................................................28

If You Are Subject to the Alternative Minimum Tax............................29

Financial Highlights.........................................................29


YOUR ACCOUNT


Share Price..................................................................37

12b-1 Fees...................................................................38

Managing Your Account........................................................38

Investment Minimums..........................................................43

Additional Information.......................................................43

Distributions................................................................48

Taxes........................................................................49

Reserved Rights..............................................................52

For More Information.........................................................60


IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

The STRONG HIGH-YIELD MUNICIPAL BOND FUND seeks total return by investing for a high level of federally tax-exempt current income.

The STRONG INTERMEDIATE MUNICIPAL BOND FUND seeks total return by investing for a high level of federally tax-exempt current income.

The STRONG MINNESOTA TAX-FREE FUND seeks total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes.

The STRONG MUNICIPAL BOND FUND seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

The STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

The STRONG SHORT-TERM MUNICIPAL BOND FUND seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.

The STRONG WISCONSIN TAX-FREE FUND seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The HIGH-YIELD MUNICIPAL BOND FUND invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term municipal bonds of medium-quality and lower-quality (commonly known as junk bonds). The Fund's manager emphasizes bonds whose credit quality may be improving, and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The INTERMEDIATE MUNICIPAL BOND FUND invests, under normal conditions at least 80% of its net assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in securities that are of lower-quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average effective maturity between 3 and 10 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The MINNESOTA TAX-FREE FUND invests, under normal conditions, at least 95% of its net assets in municipal obligations whose interest is exempt from federal and Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations whose interest is exempt from the federal alternative minimum tax (AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential and help the Fund achieve its principal investment strategy of investing 95% of its net assets in Minnesota tax-exempt securities, the Fund may invest up to 25% of its net assets in securities that are of lower-quality (e.g., high-yield or junk bonds). The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


The MUNICIPAL BOND FUND invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 25% of its net assets in securities that are of lower-quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


The SHORT-TERM HIGH YIELD MUNICIPAL FUND invests, under normal conditions, at least 80% of its net assets in municipal bonds, and invests primarily in short-term and intermediate-term municipal bonds. Under normal conditions, the Fund invests at least 65% of its net assets in medium- and lower-quality securities (e.g., securities rated BBB through C by Standard & Poor (S&P)). The Fund may also invest up to 20% of its net assets in taxable securities of comparable credit quality to its investments in municipal obligations including U.S. Government securities, bank and corporate obligations, and other fixed income securities. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The SHORT-TERM MUNICIPAL BOND FUND invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term municipal bonds, and invests at least 85% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund may invest up to 15% of its net assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The WISCONSIN TAX-FREE FUND invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from federal and Wisconsin income taxes, including the federal alternative minimum tax (AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund may also invest up to 25% of its net assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


Although the Funds invest primarily for income, they also employ techniques designed to realize capital appreciation. For example, the managers may select bonds with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for credit improvement.


The Funds' managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). Also, the managers may invest up to 100% of a Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, and money market investments) as a temporary defensive position during adverse market, economic, or political conditions if a Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objectives.


((Side Box))
--------------------------------------------------------------------------
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal leases.
--------------------------------------------------------------------------

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, a bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

ACTIVE TRADING RISK: Each Fund's use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

GOVERNMENT-SPONSORED ENTITIES RISKS: Economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entity securities (e.g., securities issued by Fannie Mae or Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: The HIGH-YIELD MUNICIPAL BOND FUND and the SHORT-TERM HIGH YIELD MUNICIPAL FUND invest primarily in lower-quality bonds, commonly known as high-yield bonds or junk bonds. The INTERMEDIATE MUNICIPAL BOND FUND, the MINNESOTA TAX-FREE FUND, the MUNICIPAL BOND FUND, the SHORT-TERM MUNICIPAL BOND FUND, and the WISCONSIN TAX-FREE FUND may also invest in lower-quality bonds. Lower-quality bonds present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of principal and interest (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). High-yield bonds are often less liquid than higher-quality bonds. The lack of a liquid market for these bonds could limit the manager's ability to dispose of these bonds at prices or at times which the Fund's manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information. The HIGH-YIELD MUNICIPAL BOND FUND currently has a high percentage of illiquid, high-yield municipal bonds. The manager is actively working to decrease the percentage of these bonds in the Fund, and such activity may temporarily affect the Fund's ability to meet its investment objective.


MUNICIPAL RISK: Economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the Fund's return.


MUNICIPAL LEASE RISKS: For the INTERMEDIATE BOND FUND, MINNESOTA TAX-FREE FUND, MUNICIPAL BOND FUND, SHORT-TERM MUNICIPAL BOND FUND, and WISCONSIN TAX-FREE FUND, municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Fund. To reduce risks created by non-appropriation, the Fund's managers try to invest in municipal leases involving essential public-use projects from creditworthy municipalities.


NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


RELATED-PROJECTS RISK: Each Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low-income housing, and energy productions). Each Fund will bear risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

STATE AND  COUNTRY RISKS:

GUAM RISKS: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in Guam because the Fund may invest significantly in municipal obligations of Guam issuers. Guam's economy is dependent on revenues from tourism, the U.S. military, and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy and Guam's issuers.

PUERTO RICO RISKS: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in Puerto Rico because the Fund may invest significantly in municipal obligations of Puerto Rico issuers. Historically, Puerto Rico's economy benefited from tax incentives contained in
Section 936 of the Internal Revenue Code. These tax incentives allow tax credits for U.S. domestic corporations that conduct a large amount of business in Puerto Rico. However, these incentives will be phased out by the year 2006, which may decrease Puerto Rico's competitive advantage for attracting new business, and negatively affect Puerto Rico's economy. Economic difficulties in the United States and natural disasters could also have a negative impact on the overall economy of Puerto Rico, and negatively affect Puerto Rico issuers.

STATE OF MINNESOTA RISK: The MINNESOTA TAX-FREE FUND may be affected by unfavorable political, tax, public finance, economic, or business-related developments in the State of Minnesota because the Fund invests significantly in municipal obligations of Minnesota issuers, including developments in Minnesota's health services, industrial equipment, or agricultural industries, as opposed to a broader range of issuers that are less geographically concentrated. Such developments include changes in federal and state laws that restrict revenues or raise costs for Minnesota issuers (e.g., health department regulations that raise costs for the health services industries), court decisions that affect debt obligations, federal limits on funds available for public finance projects, reductions in federal or state aid (e.g., aid for the agricultural industry or local municipalities and subdivisions), natural disasters, and an imbalance between the supply and demand for Minnesota issuer's securities.


STATE OF WISCONSIN RISK: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in the State of Wisconsin because the Fund may invest significantly in municipal obligations of Wisconsin issuers, including those in the dairy, motor vehicle, or paper products industries, as opposed to a broader range of issuers that are less geographically concentrated. Such developments include changes in federal and state laws that restrict revenues or raise costs for Wisconsin issuers (e.g., environmental regulations that raise costs for the motor vehicle or paper production industries), court decisions that affect debt obligations, reductions in federal or state aid (e.g., aid for the dairy industry), natural disasters, and an imbalance between the supply and demand for the Wisconsin issuer's securities.


VIRGIN ISLANDS RISKS: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in the Virgin Islands and in applicable U.S. tax policy and laws because the Fund may invest significantly in municipal obligations of Virgin Islands issuers. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment and continued favorable U.S. tax laws. Natural disasters and economic difficulties in the United States could have a negative impact on the Virgin Islands' tourism industry and may also have a negative impact on the overall economy of the Virgin Islands and Virgin Island issuers.

The Funds are appropriate for investors who are comfortable with the risks described here. The HIGH-YIELD MUNICIPAL BOND FUND, the INTERMEDIATE MUNICIPAL BOND FUND, the MINNESOTA TAX-FREE FUND, the MUNICIPAL BOND FUND, and the WISCONSIN TAX-FREE FUND are appropriate for investors whose financial goals are four or more years in the future. The SHORT-TERM HIGH YIELD MUNICIPAL FUND and the SHORT-TERM MUNICIPAL BOND FUND are appropriate for investors whose financial goals are two or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Investor Class shares of the INTERMEDIATE MUNICIPAL BOND FUND, the MINNESOTA TAX-FREE FUND, and the WISCONSIN TAX-FREE FUND are subject to distribution fees and expenses under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the assets of each Fund on an ongoing basis, over time these fees will increase the cost of an investment in Investor Class shares of the INTERMEDIATE MUNICIPAL BOND FUND, the MINNESOTA TAX-FREE FUND, and the WISCONSIN TAX-FREE FUND and may cost you more than paying other types of sales charges.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance, and with the exception of the WISCONSIN TAX-FREE FUND and MINNESOTA TAX-FREE FUND, an index of funds with similar investment objectives. Please keep in mind that the past performance, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

--------------------------------------------------------------------------------------------------
                        Short-Term   High-Yield  Short-Term  Intermediate
             Municipal  Municipal    Municipal   High Yield  Municipal    Wisconsin   Minnesota
Year           Bond     Bond         Bond        Municipal   Bond         Tax-Free    Tax-Free
--------------------------------------------------------------------------------------------------

1994         - 4.55%      -1.61%        -0.99%        -         -            -           -
--------------------------------------------------------------------------------------------------
1995          11.37%       5.37%        14.62%        -         -            -           -
--------------------------------------------------------------------------------------------------
1996            2.44%      4.87%         5.12%        -         -            -           -
--------------------------------------------------------------------------------------------------
1997          12.11%       6.93%        13.89%        -         -            -           -
--------------------------------------------------------------------------------------------------
1998            6.69%      5.55%         5.27%       6.12%      -            -           -
--------------------------------------------------------------------------------------------------
1999         - 6.48%       1.16%        -5.49%       0.78%      -            -           -
--------------------------------------------------------------------------------------------------
2000           3.32%       5.05%        -1.46%       4.23%      -            -           -
--------------------------------------------------------------------------------------------------
2001           4.70%       5.17%        -1.75%       3.43%      -            -           -
--------------------------------------------------------------------------------------------------
2002           6.47%       5.08%        -7.95%       4.26%     9.90%        9.99%       -
--------------------------------------------------------------------------------------------------
2003            6.72%       4.02%       -11.41%       4.69%     6.89%        5.63%       7.00%
--------------------------------------------------------------------------------------------------


BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)
FUND NAME                              BEST QUARTER RETURN                WORST QUARTER RETURN
-------------------------------------- ---------------------------------- -----------------------------------

Municipal Bond                           5.64% (1st Q 1995)               -5.13% (1st Q 1994)
--------------------------------------
Short-Term Municipal Bond                2.39% (3rd Q 1995)               -1.79% (1st Q 1994)
--------------------------------------
High-Yield Municipal Bond                4.66% (1st Q 1995)               -5.55% (1st Q 2003)
--------------------------------------
Short-Term High Yield Municipal          1.86% (2nd Q 1998)               -1.13% (4th Q 1999)
--------------------------------------
Intermediate Municipal Bond              3.84% (2nd Q 2002)               -0.06% (4th Q 2002)
--------------------------------------
Wisconsin Tax-Free                       4.69% (3rd Q 2002)               -0.21% (3rd Q 2003)
--------------------------------------
Minnesota Tax-Free                       2.89% (2nd Q 2003)                0.11% (3rd Q 2003)

-------------------------------------- ---------------------------------- -----------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12-31-03
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 FUND/INDEX                                          1-YEAR      5-YEAR     10-YEAR    SINCE FUND
                                                                                       INCEPTION(1)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 HIGH-YIELD MUNICIPAL BOND
-------------------------------------------------- ------------ ---------- ---------- -----------------------

 Return Before Taxes                                -11.41%      -5.69%      0.65%         0.90%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions                -11.41%      -5.69%      0.63%         0.88%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions and Sale of     -5.17%      -3.74%      1.61%         1.82%
 Fund  Shares(2)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lehman Brothers Municipal Bond  Index               5.31%        5.83%      6.03%         6.02%
 (reflects no deduction for fees, expenses, or
 taxes)(3)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lipper High Yield Municipal Debt Funds Index        6.82%        3.53%      4.72%         4.75%
 (reflects no deduction for fees, expenses, or
 taxes)(4)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
INTERMEDIATE MUNICIPAL BOND
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return Before Taxes                                 6.89%        -          -             8.04%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions                 6.73%        -          -             7.92%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions and Sale of     5.82%        -          -             7.42%
 Fund Shares
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lehman Brothers Municipal 7 Year Bond Index         5.45%        -          -             6.71%
 (reflects no deduction for fees, expenses, or
 taxes)(5)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lipper Intermediate Municipal Debt Funds Index      4.36%        -          -             5.44%
 (reflects no deduction for fees, expenses, or
 taxes)(4)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
MINNESOTA TAX- FREE(6)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return Before Taxes                                 7.00%        -       -                7.57%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions                 7.00%        -       -                7.57%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions and Sale of     5.87%        -       -                6.99%
 Fund Shares
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lehman Brothers Municipal Bond Index (reflects      5.31%        -       -                5.80%
 no deduction for fees, expenses, or  taxes)(3)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 MUNICIPAL BOND
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return Before Taxes                                 6.72%        2.82%     4.12%          5.60%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions                 6.72%        2.82%     4.12%          5.48%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions and Sale of     5.98%        3.08%(2)  4.26%(2)       5.54%
 Fund Shares
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lehman Brothers Municipal Bond  Index               5.31%        5.83%     6.03%          7.27%
 (reflects no deduction for fees, expenses, or
 taxes)(3)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lipper General Municipal Debt Funds Index           5.34%        4.90%     5.30%          6.70%
 (reflects no deduction for fees, expenses, or
 taxes)(4)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 SHORT-TERM HIGH-YIELD MUNICIPAL
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return Before Taxes                                 4.69%        3.47%      -             3.99%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions                 4.69%        3.47%      -             3.99%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions and Sale of     4.64%        3.66%(2)   -             4.12%(2)
 Fund Shares
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lehman Brothers 1-5 Year Non-Investment Grade       8.04%        5.77%      -             5.77%
 Municipal Bond Index (reflects no deduction for
 fees, expenses, or  taxes)(7)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lipper High Yield Municipal Debt Funds Index
 (reflects no deduction for fees, expenses, or
 taxes)(4)                                           6.82%        3.53%      -             4.08%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 SHORT-TERM MUNICIPAL BOND
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return Before Taxes                                 4.02%        4.09%     4.13%          4.60%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions                 4.02%        4.09%     4.13%          4.56%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions and Sale of     3.84%        4.11%(2)  4.18%          4.58%
 Fund Shares
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lehman Brothers Municipal 3 Year Bond Index         2.68%        4.82%     4.86%          5.10%
 (reflects no deduction for fees, expenses, or
 taxes)(8)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lipper Short Municipal Debt Funds Average           2.03%        3.49%     3.78%          4.08%
 (reflects no deduction for fees, expenses, or
 taxes)(9)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 WISCONSIN TAX-FREE(6)
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return Before Taxes                                 5.63%        -           -            7.51%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions                 5.49%        -           -            7.45%
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Return After Taxes on Distributions and Sale of     5.12%        -           -            7.06%
 Fund Shares
-------------------------------------------------- ------------ ---------- ---------- -----------------------
 Lehman Brothers Municipal Bond Index (reflects      5.31%        -           -            6.51%
 no deduction for fees, expenses, or taxes)(3)


(1) THE HIGH-YIELD MUNICIPAL BOND FUND, THE INTERMEDIATE MUNICIPAL BOND FUND, THE MINNESOTA TAX-FREE FUND, THE MUNICIPAL BOND FUND, THE SHORT-TERM HIGH YIELD MUNICIPAL FUND, THE SHORT-TERM MUNICIPAL BOND FUND, AND THE WISCONSIN TAX-FREE FUND COMMENCED OPERATIONS ON OCTOBER 1, 1993, JULY 31, 2001, DECEMBER 26, 2002, OCTOBER 23, 1986, NOVEMBER 30, 1997, DECEMBER 31, 1991,
     AND APRIL 6, 2001, RESPECTIVELY.
(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET-VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM, TAX-EXEMPT BOND MARKET.
(4) THE LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS INDEX, THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX, AND THE LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX ARE THE AVERAGE OF THE 30 LARGEST FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(5) THE LEHMAN BROTHERS MUNICIPAL 7 YEAR BOND INDEX IS THE 7-YEAR COMPONENT OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET-VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM, TAX-EXEMPT BOND MARKET.
(6) CURRENTLY THERE IS NO PEER BENCHMARK AVAILABLE TO COMPARE THE FUND TO OTHER MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES.
(7) THE LEHMAN BROTHERS 1-5 YEAR NON-INVESTMENT GRADE MUNICIPAL BOND INDEX IS THE 1-5 YEAR COMPONENT OF THE LEHMAN BROTHERS NON-INVESTMENT GRADE MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS NON-INVESTMENT GRADE MUNICIPAL BOND INDEX CONSISTS OF BONDS THAT MUST BE NON-RATED OR BE RATED BA1 OR BELOW.
(8) THE LEHMAN BROTHERS MUNICIPAL 3 YEAR BOND INDEX IS THE 3-YEAR COMPONENT OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET-VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM, TAX-EXEMPT BOND MARKET.
(9) THE LIPPER SHORT MUNICIPAL DEBT FUNDS AVERAGE IS THE AVERAGE OF ALL FUNDS IN THE LIPPER SHORT MUNICIPAL DEBT FUNDS CATEGORY. THESE FUNDS INVEST IN MUNICIPAL DEBT ISSUES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN THREE YEARS.



AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

For current yield information on these Funds, call 1-800-368-3863.


WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                         TOTAL ANNUAL FUND    CURRENT     TOTAL ANNUAL
                                                                             OPERATING                   FUND OPERATING
                                                                          EXPENSES WITHOUT  CONTRACTUAL   EXPENSES WITH
                                                  12B-1                     CONTRACTUAL     FEE WAIVERS    CONTRACTUAL
                                MANAGEMENT  DISTRIBUTION AND    OTHER      WAIVERS AND/OR      AND/OR    WAIVERS AND/OR

FUND                             FEES(1)      SERVICE FEES     EXPENSES     ABSORPTIONS     ABSORPTIONS    ABSORPTIONS

High-Yield Municipal Bond        0.35%             -            0.60%       0.95%             -           0.95%
Intermediate Municipal Bond      0.37%           0.25%          0.54%       1.16%(2)          -           1.16%(2)
Minnesota Tax-Free(3)            0.37%           0.25%          2.78%       3.40%(2)          -           3.40%(2)
Municipal Bond                   0.35%             -            0.46%       0.81%             -           0.81%
Short-Term High Yield            0.35%             -            0.39%       0.74%             -           0.74%
Municipal
Short-Term Municipal Bond        0.25%             -            0.39%       0.64%             -           0.64%
Wisconsin Tax-Free               0.37%           0.25%          0.51%       1.13%(2)          0.38%       0.75%(2)(4)

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INTERMEDIATE MUNICIPAL BOND FUND, MINNESOTA TAX-FREE FUND, AND WISCONSIN TAX-FREE = FUND DO NOT REFLECT OUR WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. WITH VOLUNTARY WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES AS OF OCTOBER 31, 2003, WERE: 0.43% FOR THE INTERMEDIATE MUNICIPAL BOND FUND, 0.00% FOR THE MINNESOTA TAX-FREE FUND, AND 0.31% FOR THE WISCONSIN TAX-FREE FUND. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.
(3)  Expenses for the Minnesota Tax-Free Fund are annualized.
(4) We have contractually agreed to waive our management fees and/or absorb expenses for the Fund until March 1, 2005, to keep Total Annual Fund Operating Expenses at no more than 0.75%.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                              1 YEAR          3 YEARS          5 YEARS       10 YEARS
------------------------------------------------- --------------- ---------------- ------------- ------------
High-Yield Municipal Bond                         $97             $303             $525          $1,166
Intermediate Municipal Bond                       $118            $368             $638          $1,409
Minnesota Tax-Free                                $343            $1,045           $1,769        $3,685
Municipal Bond                                    $83             $259             $450          $1,002
Short-Term High Yield Municipal                   $76             $237             $411          $918
Short-Term Municipal Bond                         $65             $205             $357          $798
Wisconsin Tax-Free                                $77             $321             $586          $1,341

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong), is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $37 billion as of December 31, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman Sachs & Co. to assist in exploring this option.

As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


------------------------------------------- ---------------------- ------------------------- -----------------------
                                              FOR ASSETS UNDER           FOR THE NEXT              FOR ASSETS
FUND                                             $4 BILLION           $2 BILLION ASSETS       $6 BILLION AND ABOVE
------------------------------------------- ---------------------- ------------------------- -----------------------
High-Yield Municipal Bond                           0.35%                   0.325%                    0.30%
Intermediate Municipal Bond                         0.37%                   0.345%                    0.32%
Minnesota Tax-Free                                  0.37%                   0.345%                    0.32%
Municipal Bond                                      0.35%                   0.325%                    0.30%
Short-Term High Yield Municipal                     0.35%                   0.325%                    0.30%
Short-Term Municipal Bond                           0.25%                   0.225%                    0.20%
Wisconsin Tax-Free                                  0.37%                   0.345%                    0.32%

The following individuals are the Funds' Portfolio Managers.


MARY-KAY H. BOURBULAS manages the HIGH-YIELD MUNICIPAL BOND FUND and the SHORT-TERM HIGH YIELD MUNICIPAL FUND. She joined Strong as a Portfolio Manager in October 1991. Ms. Bourbulas co-managed the HIGH-YIELD MUNICIPAL BOND FUND from its inception in 1993 until December 1995, when she assumed sole management responsibility for the Fund. She has managed the SHORT-TERM HIGH YIELD MUNICIPAL Fund since its inception in November 1997. Ms. Bourbulas received her bachelor's degree in economics from Northwestern University in 1989.

LYLE J. FITTERER manages the INTERMEDIATE MUNICIPAL BOND FUND, the MUNICIPAL BOND FUND, and the SHORT-TERM MUNICIPAL BOND FUND, and co-manages the WISCONSIN TAX-FREE FUND. Mr. Fitterer joined Strong in 1989. He has earned the right to use the Chartered Financial Analyst(R) designation and is a Certified Public Accountant. He has managed the MUNICIPAL BOND FUND and the SHORT-TERM MUNICIPAL BOND FUND since March 2000, the INTERMEDIATE MUNICIPAL BOND FUND since its inception in July 2001, and the WISCONSIN TAX-FREE FUND since its inception in April 2001. He served as the managing director of institutional client services from December 1998 to March 2000. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.

DUANE A. MCALLISTER co-manages the MINNESOTA TAX-FREE FUND. Mr. McAllister joined Strong as a Portfolio Manager in May 2002 and has earned the right to use the Chartered Financial Analyst designation. He has co-managed the MINNESOTA TAX-FREE FUND since its inception in December 2002. From November 1995 to April 2002, Mr. McAllister was a Portfolio Manager at AAL Capital Management Corporation. Mr. McAllister received his bachelor's degree in finance from Northern Illinois University in 1989.

CHAD M. RACH co-manages the MINNESOTA TAX-FREE FUND and the WISCONSIN TAX-FREE FUND. Mr. Rach joined Strong in March 2000. He has co-managed the MINNESOTA TAX-FREE FUND since its inception in December 2002, and the WISCONSIN TAX-FREE FUND since its inception in April 2001. From March 2000 to April 2001, Mr. Rach was a fixed-income analyst. From July 1998 to March 2000, Mr. Rach was a corporate finance associate at Robert W. Baird & Company. Mr. Rach received his bachelor's of business administration degree in finance from Marquette
University in 1994 and his master's of business administration degree in economics and finance from the University of Chicago in 2003.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General ("WVAG") requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and
Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles, and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


PERCENTAGE RESTRICTIONS

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.




The HIGH YIELD MUNICIPAL BOND FUND, INTERMEDIATE MUNICIPAL BOND FUND, MUNICIPAL BOND FUND, SHORT-TERM HIGH YIELD MUNICIPAL FUND, and SHORT-TERM MUNICIPAL BOND FUND has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region.


A WORD ABOUT CREDIT QUALITY

Credit quality measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as "higher" or "medium quality," and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as "lower quality" or "in default." The following chart shows this credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings:

      CREDIT QUALITY                          S&P'S                             S&P'S RATINGS
                                            DEFINITION GROUP
      --------------- ------------------------------------------------------- -------------------
          Higher      Extremely strong capacity to meet financial commitment  AAA
                      ------------------------------------------------------- -------------------
                      Very strong capacity to meet financial commitment       AA
                      ------------------------------------------------------- -------------------
                      Strong capacity to meet financial commitment            A
      --------------- ------------------------------------------------------- -------------------
          Medium      Adverse conditions or changing circumstances are more   BBB
                      likely to lead to a weakened capacity to meet
                      financial commitment
      --------------- ------------------------------------------------------- -------------------
          Lower       Uncertainties or adverse conditions could lead to an    BB
                      inadequate capacity to meet financial commitment
                      ------------------------------------------------------- -------------------
                      Adverse conditions will likely impair capacity or       B
                      willingness to meet financial commitment
                      ------------------------------------------------------- -------------------
                      Adverse conditions will likely cause no capacity to     CCC
                      meet financial commitment
                      ------------------------------------------------------- -------------------
                      Currently highly vulnerable to nonpayment               CC or C
      --------------- ------------------------------------------------------- -------------------
      In default      Probably in default                                     D
      --------------- ------------------------------------------------------- -------------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit-quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, Strong's internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on Strong's internal credit analysis than would be higher- and medium-quality securities. Each Fund may invest a significant amount of its assets in municipal securities that are not rated by any NRSRO.

The Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.

COMPARING THE FUNDS

The following will help you to distinguish among the Funds and determine their suitability for your investment needs:

                                    EXPECTED AVERAGE    CREDIT QUALITY AT TIME OF
FUND                                EFFECTIVE MATURITY  INVESTMENT
----------------------------------- ------------------- --------------------------------
High-Yield Municipal Bond           10 to 25 years      65% to 100% medium or lower
                                                        quality
                                                        Up to 35% higher quality
                                                        Up to 10% in default
----------------------------------- ------------------- --------------------------------
Intermediate Municipal Bond         3 to 10 years       85% to 100% higher or medium
                                                        quality
                                                        Up to 15% lower quality
----------------------------------- ------------------- --------------------------------

Minnesota Tax-Free                  5 to 20 years       65% to  100% higher or medium

                                                        quality

                                                        Up to 25% lower quality

----------------------------------- ------------------- --------------------------------
Municipal Bond                      5 to 20 years       75% to 100% higher or medium
                                                        quality
                                                        Up to 25% lower quality
----------------------------------- ------------------- --------------------------------
Short-Term High Yield Municipal     3 years or less     65% to 100% medium or lower
                                                        quality
                                                        Up to 35% higher quality
                                                        Up to 10% in default
----------------------------------- ------------------- --------------------------------
Short-Term Municipal Bond           3 years or less     85% to 100% higher or medium
                                                        quality
                                                        Up to 15% lower quality
----------------------------------- ------------------- --------------------------------
Wisconsin Tax-Free                  5 to 20 years       65% to 100% higher or medium
                                                        quality
                                                        Up to 25% lower quality
----------------------------------- ------------------- --------------------------------

TAXABLE INVESTMENTS

Each Fund, except the MINNESOTA TAX-FREE FUND, may invest up to 20% of its net assets in U.S. Government and corporate bonds and other taxable debt securities that are of the same quality as the Fund's investments in municipal securities. The MINNESOTA TAX-FREE FUND may invest up to 5% of its net assets in U.S. Government and corporate bonds and other taxable debt securities that are of the same quality as the Fund's investments in municipal bonds. These securities generally produce taxable income at the federal and state levels unlike municipal securities, which generally provide federal, and in certain circumstances state, tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

Each Fund, except the MINNESOTA TAX-FREE FUND and the WISCONSIN TAX-FREE FUND, may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the Funds' distributions to you may not be exempt from federal income tax. If this is the case, a Funds' net return to you may be lower. Each of the WISCONSIN TAX-FREE FUND and the MINNESOTA TAX-FREE FUND may invest up to 20% of its net assets in municipal obligations whose interest is a tax-preference item for purposes of the AMT. The MINNESOTA TAX-FREE FUND'S distributions may be subject to the Minnesota alternative minimum tax.

FINANCIAL HIGHLIGHTS


This information describes the performance of the Investor Class shares of the Funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by
PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.



STRONG HIGH-YIELD MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                           OCT. 31, OCT. 31,OCT. 31, OCT. 31, AUG. 31, AUG. 31,
SELECTED PER-SHARE DATA(A)                                  2003     2002    2001    2000(B)   2000     1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $7.01   $ 8.16  $ 8.75   $ 8.91   $ 9.79   $10.52
Income From Investment Operations:
      Net Investment Income (Loss)                          0.42     0.40    0.51     0.09     0.59     0.58
      Net Realized and Unrealized Gains (Losses) on
         Investments                                       (1.18)   (1.15)  (0.59)   (0.15)   (0.88)   (0.68)
---------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     (0.76)  (0.75)   (0.08)  (0.06)    (0.29)   (0.10)
Less Distributions:
      From Net Investment Income(c)                        (0.42)  (0.40)   (0.51)  (0.10)    (0.59)  (0.58)
      From Net Realized Gains                               --      --        --       --       --    (0.05)
---------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.42)  (0.40)   (0.51)  (0.10)    (0.59)   (0.63)
Net Asset Value, End of Period                             $5.83   $7.01    $8.16    $8.75   $8.91     $9.79
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
      Total Return                                           -11.2%   -9.5%    -0.9%   -0.7%     -2.9%   -1.1%
      Net Assets, End of Period (In Millions)                 $ 95    $156     $282   $ 417      $439    $635
      Ratio of Expenses to Average Net Assets before
         Expense Offsets                                       1.0%    1.0%     0.8%    0.7%*     0.7%    0.7%
      Ratio of Expenses to Average Net Assets                  1.0%    1.0%     0.8%    0.7%*     0.7%    0.7%
      Ratio of Net Investment Income (Loss) to Average
         Net Assets                                            6.5%    5.2%     6.1%    6.4%*     6.4%    5.7%
      Portfolio Turnover Rate                                 56.4%   35.7%    24.9%    1.4%     17.5%   52.5%

*  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from August to October.
(c)  Tax-exempt for regular federal income tax purposes.


-----------------------------------------------------------------------------------------------------------------------


STRONG INTERMEDIATE MUNICIPAL BOND FUND


                                                                      OCT. 31,   OCT. 31,  OCT. 31,
SELECTED PER-SHARE DATA(A)                                              2003       2002     2001(C)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.48    $10.25   $10.00
Income From Investment Operations:
      Net Investment Income (Loss)                                       0.41      0.45     0.11
      Net Realized and Unrealized Gains (Losses) on Investments          0.30      0.26     0.25
------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                   0.71      0.71     0.36
Less Distributions:
      From Net Investment Income(b)                                     (0.41)    (0.45)  (0.11)
      From Net Realized Gains                                            --       (0.03)    --
------------------------------------------------------------------------------------------------------
      Total Distributions                                               (0.41)    (0.48)  (0.11)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.78    $10.48   $10.25
======================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------
      Total Return                                                         +6.8%     +7.1%   +3.6%
      Net Assets, End of Period (In Millions)                            $ 51      $ 34     $  2
      Ratio of Expenses to Average Net Assets before Expense Offsets        1.2%      1.4%    4.5%*
      Ratio of Expenses to Average Net Assets                               0.4%      0.1%   0.0%(d)*
      Ratio of Net Investment Income (Loss) to Average Net Assets           3.8%      4.2%    4.3%*
      Portfolio Turnover Rate                                             190.0%    225.2%  114.6%

*  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Tax-exempt for regular federal income tax purposes.
(c)  For the period from August 1, 2001  (public  launch  date),  to October 31,
     2001.
(d)  Amount calculated is less than 0.05%.



STRONG MINNESOTA TAX-FREE FUND
---------------------------------------------------------------------------------------------------
                                                                         OCT. 31,
SELECTED PER-SHARE DATA(A)                                                2003(B)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.00
Income From Investment Operations:
      Net Investment Income (Loss)                                         0.31
      Net Realized and Unrealized Gains (Losses) on Investments            0.23
------------------------------------------------------------------------------------
      Total from Investment Operations                                     0.54
Less Distributions:
      From Net Investment Income(c)                                       (0.31)
------------------------------------------------------------------------------------
      Total Distributions                                                 (0.31)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $10.23
====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
      Total Return                                                           +5.4%
      Net Assets, End of Period (In Millions)                              $  5
      Ratio of Expenses to Average Net Assets before Expense Offsets          3.4%*
      Ratio of Expenses to Average Net Assets                                 0.0%*
      Ratio of Net Investment Income (Loss) to Average Net Assets             3.6%*
      Portfolio Turnover Rate(d)                                             54.5%

*Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 27, 2002 (public launch date), to October 31, 2003.
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


---------------------------------------------------------------------------------------------------------------------------------

STRONG MUNICIPAL BOND FUND

                                                        -------------------------------------------------------
                                                        OCT. 31, OCT. 31, OCT. 31,  OCT. 31, AUG. 31,AUG. 31,
SELECTED PER-SHARE DATA(A)                              O 2003     2002     2001    2000(B)    2000    1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 8.73   $ 8.89    $8.58   $ 8.78    $ 9.37  $ 9.96
Income From Investment Operations:
      Net Investment Income (Loss)                        0.39     0.37     0.41     0.08      0.50    0.51
      Net Realized and Unrealized Gains (Losses) on
         Investments                                      0.17    (0.16)    0.31     (0.20)    (0.59)   (0.59)
---------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                    0.56     0.21     0.72     (0.12)  (0.09)    (0.08)
Less Distributions:
      From Net Investment Income(c)                     (0.40)   (0.37)   (0.41)    (0.08)   (0.50)   (0.51)

---------------------------------------------------------------------------------------------------------------
      Total Distributions                               (0.40)   (0.37)   (0.41)    (0.08)    (0.50)   (0.51)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 8.89   $ 8.73    $8.89   $ 8.58    $ 8.78  $ 9.37
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
      Total Return                                          +6.5%    +2.4%    +8.6%    -1.4%    -0.9%    -1.0%
      Net Assets, End of Period (In Millions)                $209    $ 243     $261    $ 259    $ 274    $ 370
      Ratio of Expenses to Average Net Assets before
         Expense Offsets                                     0.8%     1.1%     1.0%     0.8%*    0.8%     0.7%
      Ratio of Expenses to Average Net Assets                0.8%     1.1%     0.9%     0.8%*    0.8%     0.7%
      Ratio of Net Investment Income (Loss) to Average
         Net Assets                                          4.4%     4.2%     4.8%     5.2%*    5.6%     5.1%
      Portfolio Turnover Rate                              120.7%    95.1%   118.3%     7.2%    19.2%    22.4%


*  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal  year-end from August to October.
(c)  Tax-exempt for regular federal income tax purposes.




STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                        OCT. 31, OCT. 31, OCT. 31,  OCT. 31, AUG. 31,AUG. 31,
SELECTED PER-SHARE DATA(A)                                2003     2002     2001    2000(B)    2000    1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 9.38   $ 9.56   $ 9.58    $9.60    $ 9.99  $10.17
Income From Investment Operations:
      Net Investment Income (Loss)                        0.43    0.44      0.50    0.08      0.51     0.50
      Net Realized and Unrealized Gains (Losses) on
        Investments                                      0.02    (0.18)   (0.02)    (0.02)   (0.39)   (0.18)
---------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                    0.45     0.26     0.48     0.06      0.12    0.32
Less Distributions:
      From Net Investment Income(c)                      (0.43)   (0.44)   (0.50)     (0.08)   (0.51)   (0.50)
---------------------------------------------------------------------------------------------------------------
      Total Distributions                                (0.43)   (0.44)    (0.50)   (0.08)  (0.51)    (0.50)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 9.40   $ 9.38   $ 9.56    $9.58    $ 9.60    $9.99
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
      Total Return                                          +4.9%    +2.8%    +5.1%    +0.7%    +1.3%    +3.2%
      Net Assets, End of Period (In Millions)               $159     $124     $139     $133     $140     $182
      Ratio of Expenses to Average Net Assets before
         Expense Offsets                                     0.7%     0.8%     0.8%     0.7%*    0.7%     0.7%
      Ratio of Expenses to Average Net Assets                0.7%     0.8%     0.7%     0.7%*    0.6%     0.4%
      Ratio of Net Investment Income (Loss) to Average
         Net Assets                                          4.6%     4.7%     5.1%     5.1%*    5.2%     4.9%
      Portfolio Turnover Rate                               58.8%    68.9%    62.8%     6.0%    27.9%    22.7%

*  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from August to October.
(c)  Tax-exempt for regular federal income tax purposes.



 STRONG SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                      OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31, AUG. 31, AUG. 31,
SELECTED PER-SHARE DATA(A)                              2003      2002      2001    2000(B)    2000     1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $ 9.72    $ 9.78    $ 9.62   $ 9.64    $ 9.76   $ 9.95
Income From Investment Operations:
      Net Investment Income (Loss)                      0.35      0.40      0.44     0.08      0.46     0.47
      Net Realized and Unrealized Gains (Losses) on
         Investments                                    0.11      (0.06)     0.16    (0.02)   (0.12)     (0.19)
----------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  0.46      0.34      0.60     0.06      0.34     0.28
Less Distributions:
      From Net Investment Income(c)                     (0.35)    (0.40)    (0.44)   (0.08)    (0.46)   (0.47)
----------------------------------------------------------------------------------------------------------------
      Total Distributions                               (0.35)    (0.40)    (0.44)   (0.08)    (0.46)   (0.47)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $ 9.83    $ 9.72    $ 9.78   $ 9.62    $ 9.64   $ 9.76
================================================================================================================
Ratios and Supplemental Data
================================================================================================================
      Total Return                                        +4.8%     +3.5%     +6.4%    +0.6%     +3.6%    +2.8%
      Net Assets, End of Period (In Millions)             $644      $593      $505     $317      $307     $325
      Ratio of Expenses to Average Net Assets before
         Expense Offsets                                   0.6%      0.6%      0.6%     0.6%*     0.6%     0.6%
      Ratio of Expenses to Average Net Assets              0.6%      0.6%      0.6%     0.6%*     0.6%     0.6%
      Ratio of Net Investment Income (Loss) to
         Average Net Assets                                3.6%      4.1%      4.5%     4.9%*     4.8%     4.7%
      Portfolio Turnover Rate(d)                          83.7%     68.2%     73.7%     8.9%     48.6%    22.7%


*  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from August to October.
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG WISCONSIN TAX-FREE FUND
-----------------------------------------------------------------------------------------------------------------
                                                                  OCT. 31,  OCT. 31,   OCT. 31,
SELECTED PER-SHARE DATA(A)                                          2003      2002     2001(B)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.56     $10.36    $10.00
Income From Investment Operations:
      Net Investment Income (Loss)                                 0.44       0.48      0.27
      Net Realized and Unrealized Gains (Losses) on Investments    0.13       0.21      0.36
-------------------------------------------------------------------------------------------------
      Total from Investment Operations                             0.57       0.69      0.63
Less Distributions:
      From Net Investment Income(c)                               (0.44)    (0.48)    (0.27)
      From Net Realized Gains                                      --        (0.01)    --
-------------------------------------------------------------------------------------------------
      Total Distributions                                         (0.44)    (0.49)    (0.27)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.69     $10.56    $10.36
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
      Total Return                                                   +5.5%     +6.8%    +6.4%
      Net Assets, End of Period (In Millions)                        $ 67       $ 65    $ 28
      Ratio of Expenses to Average Net Assets before Expense
         Offsets                                                      1.1%      1.1%     1.9%*
      Ratio of Expenses to Average Net Assets                         0.3%      0.1%    0.0%(d)*
      Ratio of Net Investment Income (Loss) to Average Net Assets     4.1%      4.5%     4.7%*
      Portfolio Turnover Rate(e)                                     54.2%     95.3%    53.8%

*  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period  from April 9, 2001  (public  launch  date),  to October 31,
     2001.
(c)  Tax-exempt for regular federal income tax purposes.
(d)  Amount calculated is less than 0.05%.
(e) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.


FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
------------------------------------------------------

We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

------------------------------------------------------


12B-1 FEES


The INTERMEDIATE MUNICIPAL BOND FUND, the MINNESOTA TAX-FREE FUND, and the WISCONSIN TAX-FREE FUND have adopted a Rule 12b-1 distribution and service plan for their Investor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor), or others (e.g., broker-dealers or financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Investor Class shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. The distribution and service fees charged to each class are based only on the fees attributable to that particular class. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.

MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Funds. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At WWW.STRONG.COM, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


     o   OPEN AN ACCOUNT

     o Complete and submit our online application or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.

     o   MAKE ADDITIONAL INVESTMENTS

     o With Express PurchaseSM, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.

     o   EXCHANGE SHARES
         For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.
     o   SELL SHARES

         For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

     o   OPEN AN ACCOUNT
         Send a signed, completed application and a check or money order payable to Strong.
    o   MAKE ADDITIONAL INVESTMENTS
         Send an Investment Form and a check or money order payable to Strong.
     o   EXCHANGE SHARES

         Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons, to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.

     o   SELL SHARES

         Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons and the account mailing address.


BY TELEPHONE
You may  call  1-800-368-3863  to speak to a  customer  service  representative.
During times of unusual market activity, our customer service representatives may be busy and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice recognition system at 1-800-368-7550 or using our web site at WWW.STRONG.COM. With Strong
Direct(R) you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:

o    OPEN AN ACCOUNT
     For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.
o    MAKE ADDITIONAL INVESTMENTS

     With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.

o    EXCHANGE SHARES
     For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.
o    SELL SHARES
     For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

o    MAKE ADDITIONAL INVESTMENTS

     AUTOMATIC INVESTMENT PLAN (AIP): An AIP allows you to make regular, automatic investments from your bank checking or savings account.


     PAYROLL DIRECT DEPOSIT: The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

     DIVIDENDS AND CAPITAL GAINS: Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.
o    EXCHANGE SHARES
     The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.
o    SELL SHARES
     The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE
Please call a customer service representative for wire instructions. You can manage your account by wire in the following ways:

o    OPEN AN ACCOUNT

     Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent. o MAKE ADDITIONAL INVESTMENTS o SELL SHARES
     For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency such as National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


o    OPEN AN ACCOUNT
o    MAKE ADDITIONAL INVESTMENTS
o    EXCHANGE SHARES
o    SELL SHARES

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.


INVESTMENT MINIMUMS

When buying shares, you must meet the following investment minimum requirements:


            INITIAL INVESTMENT MINIMUM                               ADDITIONAL INVESTMENT MINIMUM
--------------------------------------------------------------------------------------------------------------
Regular accounts                    $2,500                                      $100
--------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


CHECK WRITING
Strong Funds offer check writing on most bond and money market funds. Checks written on your account are subject to the Fund's prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-368-3863 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks may only be honored if written against purchases that were made more than ten days before the check is presented for payment. You cannot write a check to close an account.

CUSTOMER IDENTIFICATION REQUIREMENT

We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, sharedrafts, and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds assess a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.




PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S, or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.


SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.

SHORT-TERM TRADING
The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.

If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:

     o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,
     o When establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners,

     o When transferring the ownership of an account to another individual or organization,
     o When requesting to redeem or redeposit shares that have been issued in certificate form,
     o If adding/changing a name or adding/removing an owner on an account, and
     o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We  use   reasonable   procedures  to  confirm  that  telephone  and  electronic
transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY

To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES

Generally, a municipal fund's distributions will be composed primarily of tax-exempt income. However, the Fund may make distributions of net investment income and capital gains that are taxable to you.

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, each Fund's active trading approach may increase the amount of capital gains tax that you have to pay on the Funds' return. Also, a Fund's use of derivatives may result in taxable income.


TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local income taxes. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends. However, under normal conditions, the MINNESOTA TAX-FREE FUND invests at least 95% of its net assets in municipal obligations whose interest is exempt from Minnesota and federal personal income taxes, and at least 80% of its net assets in municipal obligations whose interest is exempt from the AMT. Under normal conditions, the WISCONSIN TAX-FREE FUND invests at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the AMT.


Each Fund invests a significant portion of its assets in tax-exempt securities, including industrial development bonds (IDBs) and other private activity bonds. Issuers and/or obligors of these tax-exempt securities make certain tax representations or covenants when the bonds are issued in order to satisfy certain requirements of the Internal Revenue Code of 1986 (IRC) as amended, that must be met at and after issuance to cause the interest on the bonds to be exempt from federal income taxes. However, exempt-interest dividends paid from these bonds may become subject to federal income tax retroactively to the date of issuance of the bonds if the representations are determined to have been inaccurate or if the issuer of the bonds (or the beneficiary of the bond proceeds) fails to comply with these IRC requirements.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends
(designating qualified dividend income), and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))
-------------------------------------------------------
YOU MAY WANT TO AVOID:

o Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a Fund at a loss if you have purchased (including reinvested dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds and automatic investment plan purchases.


o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong High-Yield Municipal Bond Fund, a series of Strong High-Yield Municipal Bond Fund, Inc., SEC file number: 811-7930
Strong Intermediate Municipal Bond Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Minnesota Tax-Free Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Municipal Bond Fund, a series of Strong Municipal Bond Fund, Inc., SEC file number: 811-4769
Strong Short-Term High Yield Municipal Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Short-Term Municipal Bond Fund, a series of Strong Short-Term Municipal Bond Fund, Inc., SEC file number: 811-6409
Strong Wisconsin Tax-Free Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770

                                                     Prospectus  MARCH 1, 2004




                                                     STRONG Advisor Income
                                                                     Funds





CLASS C



[PICTURE OF MAN AND WOMAN]




                        Strong Government Securities Fund
                           Strong Minnesota Tax-Free Fund
                    Strong Short-Term Municipal Bond Fund
                           Strong Wisconsin Tax-Free Fund


                                                          STRONG [STRONG LOGO]


         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE
           SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO
                           THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
YOUR INVESTMENT
KEY INFORMATION


What are the Funds' objectives?..............................................1

What are the Funds' principal investment strategies?.........................1

What are the main risks of investing in the Funds?...........................4

What are the Funds' fees and expenses?......................................16

Who are the Funds' investment advisor and portfolio managers?...............18


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


Legal and Regulatory Matters................................................20

Percentage Restrictions.....................................................22

A Word About Credit Quality.................................................23

Comparing the Funds.........................................................26

Taxable Investments.........................................................26

If You Are Subject to the Alternative Minimum Tax...........................27

Financial Highlights........................................................27


YOUR ACCOUNT


Share Price..................................................................32

12b-1 Distribution and Service Fees..........................................34

Managing Your Account........................................................34

Investment Minimums..........................................................36

Additional Information.......................................................37

Distributions................................................................42

Taxes........................................................................43

Reserved Rights..............................................................46

For More Information.........................................................52

IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS

                                                               YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

The STRONG GOVERNMENT SECURITIES FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG MINNESOTA TAX-FREE FUND seeks total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes.

The STRONG SHORT-TERM MUNICIPAL BOND FUND seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.

The STRONG WISCONSIN TAX-FREE FUND seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The GOVERNMENT SECURITIES FUND invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. Government or its agencies. The Fund's average effective maturity will normally be between 3 and 15 years. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


The MINNESOTA TAX-FREE FUND invests, under normal conditions, at least 95% of its net assets in municipal obligations whose interest is exempt from federal and Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations whose interest is exempt from the federal alternative minimum tax (AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential and help the Fund achieve its principal investment strategy of investing 95% of its net assets in Minnesota tax-exempt securities, the Fund may invest up to 25% of its net assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


The SHORT-TERM MUNICIPAL BOND FUND invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term, municipal bonds, and invests at least 85% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund may invest up to 15% of its net assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The WISCONSIN TAX-FREE FUND invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from federal and Wisconsin income taxes, including the federal alternative minimum tax (AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund may also invest up to 25% of its net assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


Although the Funds invest primarily for income, they also employ techniques designed to realize capital appreciation. For example, the managers may select securities with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for a credit improvement.

To select securities for each Fund's portfolio, the manager(s) engage in thorough, security-by-security research as well as rigorous analysis of general economic conditions. Generally, security selection in the U.S. Treasury and mortgage- and asset-backed marketplaces is driven by quantitative analysis
(focusing on such factors as duration, yield spreads, and the yields at different maturities of suitable investments); and corporate security selection is driven by rigorous research on the finances, industry, and capital structure of corporate issuers.


Each Fund's managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, and money market investments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objectives.


((Side Box))
--------------------------------------------------------------------------
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal leases.
--------------------------------------------------------------------------

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

ACTIVE TRADING RISK: Each Fund's use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy and using them could lower the Fund's return. For more information on derivatives, consult the Funds' Statement of Additional Information.

FOREIGN RISKS: The GOVERNMENT SECURITIES FUND invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, financial reporting standards , foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.

GOVERNMENT-SPONSORED ENTITIES RISKS: For the GOVERNMENT SECURITIES FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entity securities (e.g., securities issued by Fannie Mae or Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: The MINNESOTA TAX-FREE FUND, the SHORT-TERM MUNICIPAL BOND FUND , and the WISCONSIN TAX-FREE FUND invest primarily in lower-quality bonds, commonly known as high-yield bonds or junk bonds. Lower-quality bonds present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of principal and interest (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). High-yield bonds are often less liquid than higher-quality bonds. The lack of a liquid market for these bonds could limit the manager's ability to dispose of these bonds at prices or at times which the Fund's manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information.


MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: For the GOVERNMENT SECURITIES FUND, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund's share price and its income distributions. Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

MUNICIPAL RISK: Economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and make interest payments. This could result in fluctuations in the MINNESOTA TAX-FREE FUND'S, SHORT-TERM MUNICIPAL FUND'S, and the WISCONSIN TAX-FREE FUND'S returns.


MUNICIPAL LEASE RISKS: For the MINNESOTA TAX-FREE FUND, the SHORT-TERM MUNICIPAL BOND FUND, and WISCONSIN TAX-FREE FUND, municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Fund. To reduce risks created by non-appropriation, the Fund's managers try to invest in municipal leases involving essential public-use projects from creditworthy municipalities.


NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


NOT U.S. GUARANTEED RISKS: For the GOVERNMENT SECURITIES FUND, not all of its investments in securities of the U.S. Government and its sponsored entities (e.g., Freddie Mac and Fannie Mae), including mortgage- and asset-backed securities guaranteed or issued by these government-sponsored entities (e.g., MBSs, CMOs, and REMICs), are directly guaranteed or insured by the U.S. Government or backed by the full faith and credit of the U.S. Government. U.S. Treasury bills, notes, bonds, and inflation-indexed notes and bonds are among the securities that are backed by the full faith and credit of the U.S. Government.

RELATED-PROJECTS RISK: Because the MINNESOTA TAX-FREE FUND, the SHORT-TERM MUNICIPAL BOND FUND, and the WISCONSIN TAX-FREE FUND each may invest in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low-income housing, and energy production), each Fund will bear risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

SECURITIES LENDING RISK: The GOVERNMENT SECURITIES FUND may lend a significant amount of its portfolio securities in a securities lending program. The securities lending program allows a Fund to lend its portfolio securities, up to 33 1/3% of the Fund's total assets (including any cash collateral received to secure the loan), to certain large, creditworthy, institutional borrowers as a means of earning additional income. Securities lending presents three primary risks: borrower default risk (e.g., the borrower fails to return a loaned security and there is a shortfall on the posted collateral); cash collateral investment risk (e.g., principal loss arising from the lending agent's investment of cash collateral); and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable voting rights or sell the security). Securities lending may affect the amount of income eligible for a corporate shareholder's dividends-received deduction. In addition, it may also decrease a taxpayer's qualified dividend income and U.S. Government and agency income.

STATE AND COUNTRY  RISKS:

GUAM RISKS: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in Guam because the Fund may invest significantly in municipal obligations of Guam issuers. Guam's economy is dependent on revenues from tourism, the U.S. military, and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy and Guam's issuers.

PUERTO RICO RISKS: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in Puerto Rico because the Fund may invest significantly in municipal obligations of Puerto Rico issuers. Historically, Puerto Rico's economy benefited from tax incentives contained in
Section 936 of the Internal Revenue Code. These tax incentives allow tax credits for U.S. domestic corporations that conduct a large amount of business in Puerto Rico. However, these incentives will be phased out by the year 2006, which may decrease Puerto Rico's competitive advantage for attracting new business, and negatively affect Puerto Rico's economy. Economic difficulties in the United States and natural disasters could also have a negative impact on the overall economy of Puerto Rico, and negatively affect Puerto Rico issuers.

STATE OF MINNESOTA RISK: The MINNESOTA TAX-FREE FUND may be affected by unfavorable political, tax, public finance, economic, or business-related developments in the State of Minnesota because the Fund invests significantly in municipal obligations of Minnesota issuers, including developments in Minnesota's health services, industrial equipment, or agricultural industries, as opposed to a broader range of issuers that are less geographically concentrated. Such developments include changes in federal and state laws that restrict revenues or raise costs for Minnesota issuers (e.g., health department regulations that raise costs for the health services industries), court decisions that affect debt obligations, federal limits on funds available for public finance projects, reductions in federal or state aid (e.g., aid for the agricultural industry or local municipalities and subdivisions), natural disasters, and an imbalance between the supply and demand for Minnesota issuer's securities.

STATE OF WISCONSIN RISK: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in the State of Wisconsin because the Fund may invest significantly in municipal obligations of Wisconsin issuers, including those in the dairy, motor vehicle or paper products industries, as opposed to a broader range of issuers that are less geographically concentrated. Such developments include changes in federal and state laws that restrict revenues or raise costs for Wisconsin issuers (e.g., environmental regulations that raise costs for the motor vehicle or paper production industries), court decisions that affect debt obligations, reductions in federal or state aid (e.g., aid for the dairy industry), natural disasters, and an imbalance between the supply and demand for Wisconsin issuer's securities.

VIRGIN ISLANDS RISKS: The WISCONSIN TAX-FREE FUND may be affected by unfavorable political, economic, or business-related developments in the Virgin Islands and in applicable U.S. tax policy and laws because the Fund may invest significantly in municipal obligations of Virgin Island issuers. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment and continued favorable U.S. tax laws. Natural disasters and economic difficulties in the United States could have a negative impact on the Virgin Islands' tourism industry and may also have a negative impact on the overall economy of the Virgin Islands and Virgin Island issuers.


The Funds are appropriate for investors who are comfortable with the risks described here. The GOVERNMENT SECURITIES FUND, the MINNESOTA TAX-FREE FUND, and the WISCONSIN TAX-FREE FUND are appropriate for investors whose financial goals are four or more years in the future. The SHORT-TERM MUNICIPAL BOND FUND is appropriate for investors whose financial goals are two or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.


FUND STRUCTURE

Each Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Class C shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. Class C shares are subject to a contingent deferred sales charge (CDSC) and to distribution and service fees under a Rule 12b-1 plan. Because 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class C shares and may cost you more than other types of sales charges.


FUND PERFORMANCE
The following return information illustrates how the performance of the GOVERNMENT SECURITIES, SHORT-TERM MUNICIPAL BOND, MINNESOTA TAX-FREE, and the WISCONSIN TAX-FREE FUNDS' Class C shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual total returns compare with the returns of a broad measure of market performance and, with the exception of the WISCONSIN TAX-FREE FUND and MINNESOTA TAX-FREE FUND, an index of funds with similar investment objectives. Please keep in mind that the past performance, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

The performance results for the Class C shares of the GOVERNMENT SECURITIES FUND and the WISCONSIN TAX-FREE FUND, which were first offered on December 26, 2002, are based on the historical performance of the Investor Class shares of each Fund from inception to December 26, 2002, recalculated to reflect the different expenses applicable to Class C shares. The performance results for the Class C shares of the SHORT-TERM MUNICIPAL BOND FUND, which were first offered on January 31, 2003, are based on the historical performance of the Fund's Investor Class shares from inception to January 31, 2003, recalculated to reflect the different expenses applicable to Class C shares. The returns for the Class C shares are expected to be substantially similar to those of the Investor Class shares because each is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.

CALENDAR YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
           Government        Short-Term         Wisconsin         Minnesota
 Year      Securities      Municipal Bond       Tax-Free          Tax-Free
--------------------------------------------------------------------------------

 1994       - 4.43%            -2.78%             -
--------------------------------------------------------------------------------


 1995        18.63%             4.12%             -

--------------------------------------------------------------------------------

 1996         1.72%             3.63%             -

--------------------------------------------------------------------------------

 1997         7.89%             5.66%             -

--------------------------------------------------------------------------------

 1998         6.99%             4.30%             -

--------------------------------------------------------------------------------

 1999       - 2.15%            -0.04%             -

--------------------------------------------------------------------------------

 2000        10.13%             3.80%             -

--------------------------------------------------------------------------------

 2001         7.65%             3.92%             -

--------------------------------------------------------------------------------

 2002         9.40%             3.82%             8.37%

--------------------------------------------------------------------------------

 2003          1.66%             2.64%             4.37%             7.01%

--------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)


FUND NAME                              BEST QUARTER RETURN                 WORST QUARTER RETURN
-------------------------------------- ----------------------------------- ----------------------------------

Government Securities                    6.15% (2nd Q 1995)               -2.76% (1st Q 1994)
Short-Term Municipal Bond                2.08% (3rd Q 1995)               -2.08% (1st Q 1994)
Wisconsin Tax-Free                       4.29% (3rd Q 2002)               -0.40% (3rd Q 2003)
Minnesota Tax-Free                       2.93% (2nd Q 2003)                0.11% (3rd Q 2003)



The bar chart does not reflect any sales charges, which were first charged on December 26, 2002, for Class C shares of the GOVERNMENT SECURITIES FUND and the WISCONSIN TAX-FREE FUND, and January 31, 2003, for Class C shares of the SHORT-TERM MUNICIPAL BOND FUND. If it did, returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12-31-03
-------------------------------------------------- ------------ ----------- ------------ ----------------
                                                                                          SINCE FUND
 FUND/INDEX                                          1-YEAR       5-YEAR      10-YEAR     INCEPTION(1)
-------------------------------------------------- ------------ ----------- ------------ ----------------
GOVERNMENT SECURITIES
-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return Before Taxes                                 0.66%        5.23%       5.56%           6.98%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions                -0.66%        3.34%       3.49%           4.66%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions and Sale of     0.51%        3.30%       3.45%           4.60%

 Fund Shares
-------------------------------------------------- ------------ ----------- ------------ ----------------

 Lehman Brothers U.S. Aggregate Bond Index           4.10%        6.62%       6.95%           8.04%
 (reflects no deduction for fees, expenses, or

 taxes)(2)
-------------------------------------------------- ------------ ----------- ------------ ----------------

 Lipper General U.S. Government Funds Index          1.73%        5.38%       5.70%           6.68%
 (reflects no deduction for fees, expenses, or

 taxes)(3)
-------------------------------------------------- ------------ ----------- ------------ ----------------
MINNESOTA TAX-FREE(4)
-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return Before Taxes                                 6.01%        -           -               7.58%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions                 6.01%        -           -               7.58%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions and Sale of     5.23%        -           -               7.00%

 Fund Shares
-------------------------------------------------- ------------ ----------- ------------ ----------------

Lehman Brothers Municipal Bond Index (reflects       5.31%        -           -               5.80%
no deduction for fees, expenses, or taxes)(5)

-------------------------------------------------- ------------ ----------- ------------ ----------------
SHORT-TERM MUNICIPAL BOND
-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return Before Taxes                                 1.64%        2.82%       2.88%           3.35%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions                 1.64%        2.82%       2.87%           3.31%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions and Sale of      1.85%        2.85%       2.93%           3.46%
 Fund Shares (6)

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Lehman Brothers Municipal 3 Year Bond Index          2.68%        4.82%       4.86%           5.10%
 (reflects no deductions for fees, expenses, or
  taxes)(7)

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Lipper Short Municipal Debt Funds  Average          2.03%        3.49%       3.78%           4.08%
 (reflects no deduction for fees, expenses, or
 taxes)(8)

-------------------------------------------------- ------------ ----------- ------------ ----------------
 WISCONSIN TAX-FREE FUND(4)
-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return Before Taxes                                 3.37%        -           -               6.04%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions                 3.24%        -           -               5.97%

-------------------------------------------------- ------------ ----------- ------------ ----------------

 Return After Taxes on Distributions and Sale of     3.22%        -           -               5.58%

 Fund Shares
-------------------------------------------------- ------------ ----------- ------------ ----------------

 Lehman Brothers Municipal Bond Index                5.31%        -           -               6.51%
 (reflects no deduction for fees, expenses, or

 taxes)(5)
-------------------------------------------------- ------------ ----------- ------------ ----------------


(1) THE GOVERNMENT SECURITIES FUND, THE MINNESOTA TAX-FREE FUND, THE SHORT-TERM MUNICIPAL BOND FUND, AND THE WISCONSIN TAX-FREE FUND COMMENCED OPERATIONS ON OCTOBER 29, 1986, DECEMBER 28, 2002, DECEMBER 31, 1991, AND APRIL 6, 2001, RESPECTIVELY.
(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC-REGISTERED, TAXABLE, AND DOLLAR-DENOMINATED.
(3) THE LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX REPRESENTS THE AVERAGE OF THE 30 LARGEST FUNDS IN ITS RESPECTIVE LIPPER CATEGORY.
(4) CURRENTLY THERE IS NO PEER BENCHMARK AVAILABLE TO COMPARE THE FUND TO OTHER MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES.
(5) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET-VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM, TAX-EXEMPT BOND MARKET.
(6) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(7) THE LEHMAN BROTHERS MUNICIPAL 3 YEAR BOND INDEX IS THE 3-YEAR COMPONENT OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET-VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM, TAX-EXEMPT BOND MARKET.
(8) THE LIPPER SHORT MUNICIPAL DEBT FUNDS AVERAGE IS THE AVERAGE OF ALL FUNDS IN THE LIPPER SHORT MUNICIPAL DEBT FUNDS CATEGORY. THESE FUNDS INVEST IN MUNICIPAL DEBT ISSUES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN THREE YEARS.


AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

Unlike the bar chart, the performance table reflects the impact of the maximum sales charge, which was first charged on December 26, 2002, for Class C shares of the GOVERNMENT SECURITIES FUND and the WISCONSIN TAX-FREE FUND, and January 31, 2003, for Class C shares of the SHORT-TERM MUNICIPAL BOND FUND. No sales charge is imposed on reinvested dividends and distributions.

For current yield information on the Funds, call 1-800-368-1683.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment. Waivers of the contingent deferred sales charge (CDSC) are available in some cases. See the statement of additional information for details.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Class C shares of each Fund are offered at net asset value per share without an up-front sales charge. Class C shares are subject to a 1% CDSC, based on the purchase price of your shares, if you redeem your shares within one year of purchase.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                          TOTAL ANNUAL FUND               TOTAL ANNUAL FUND
                                                                         OPERATING EXPENSES                   OPERATING
                                                                               WITHOUT       CONTRACTUAL   EXPENSES WITH
                                                  12B-1                      CONTRACTUAL       WAIVERS       CONTRACTUAL
                                MANAGEMENT  DISTRIBUTION AND    OTHER      WAIVERS AND/OR       AND/OR      WAIVERS AND/OR
FUND                             FEES(1)      SERVICE FEES   EXPENSES(2)     ABSORPTIONS     ABSORPTIONS    ABSORPTIONS(2)

Government Securities(4)         0.35%           1.00%          0.82%       2.17%              -           2.17%
Minnesota Tax-Free(4)            0.37%           1.00%          3.06%       4.43%              1.93%       2.50%(3)
Short-Term Municipal Bond(4)     0.25%           1.00%          0.66%       1.91%              -           1.91%
Wisconsin Tax-Free(4)            0.37%           1.00%          0.71%       2.08%              -           2.08%

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT OUR VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE CLASS C SHARES OF THE GOVERNMENT SECURITIES FUND, MINNESOTA TAX-FREE FUND, SHORT-TERM MUNICIPAL BOND FUND, AND THE WISCONSIN TAX-FREE FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES AS OF OCTOBER 31, 2003, WERE 2.11% FOR THE GOVERNMENT SECURITIES FUND, 0.00% FOR THE MINNESOTA TAX-FREE FUND, 1.88% FOR THE SHORT-TERM MUNICIPAL BOND FUND, AND 1.50% FOR THE WISCONSIN
     TAX-FREE FUND. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.

(3) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR MANAGEMENT FEES AND/OR ABSORB EXPENSES FOR THE FUND UNTIL MARCH 1, 2005, TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 2.50%.
(4) EXPENSES FOR THE CLASS C SHARES OF THE GOVERNMENT SECURITIES FUND, MINNESOTA TAX-FREE FUND, SHORT-TERM MUNICIPAL BOND FUND, AND THE WISCONSIN TAX-FREE FUND ARE ANNUALIZED.



EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                                       1 YEAR        3 YEARS           5 YEARS          10 YEARS

---------------------------------------- ---------------- ----------------- ---------------- ----------------
GOVERNMENT SECURITIES
(if you redeem your shares)              $320             $679              $1,164           $2,503
(if you do NOT redeem your shares)       $220             $679              $1,164           $2,503
MINNESOTA TAX-FREE
(if you redeem your shares)              $353             $1,166            $2,090           $4,446
(if you do NOT redeem your shares)       $253             $1,166            $2,090           $4,446
SHORT-TERM MUNICIPAL BOND
(if you redeem your shares)              $294             $600              $1,032           $2,233
(if you do NOT redeem your shares)       $194             $600              $1,032           $2,233
WISCONSIN TAX-FREE
(if you redeem your shares)              $311             $652              $1,119           $2,410
(if you do NOT redeem your shares)       $211             $652              $1,119           $2,410

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong), is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $37 billion, as of December 31, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.

                                    FOR ASSETS UNDER         FOR THE NEXT               FOR ASSETS
FUND                                   $4 BILLION          $2 BILLION ASSETS       $6 BILLION AND ABOVE

---------------------------------- -------------------- ------------------------ -------------------------
Government Securities                     0.35%                  0.325%                   0.30%
Minnesota Tax-Free                        0.37%                  0.345%                   0.32%
Short-Term Municipal Bond                 0.25%                  0.225%                   0.20%
Wisconsin Tax-Free                        0.37%                  0.345%                   0.32%

The following individuals are the Funds' Portfolio Managers.


ASHOK K. BHATIA co-manages the GOVERNMENT SECURITIES FUND. Mr. Bhatia joined Strong as a fixed income research analyst in July 1999 and has earned the right to use the Chartered Financial Analyst(R) designation. He has co-managed the STRONG GOVERNMENT SECURITIES Fund since July 2001. Mr. Bhatia received his bachelor's degree in economics from the University of Michigan in 1993 and his master's of business administration degree in finance and economics from the University of Chicago Graduate School of Business in 1999.

LYLE J. FITTERER manages the SHORT-TERM MUNICIPAL BOND FUND and co-manages the WISCONSIN TAX-FREE FUND. Mr. Fitterer joined Strong in 1989. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant. He has managed the SHORT-TERM MUNICIPAL BOND FUND since March 2000, and has co-managed the WISCONSIN TAX-FREE FUND since its inception in April 2001. He served as the managing director of institutional client services from December 1998 to March 2000. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.

DUANE A. MCALLISTER co-manages the MINNESOTA TAX-FREE FUND. Mr. McAllister joined Strong as a Portfolio Manager in May 2002 and has earned the right to use the Chartered Financial Analyst designation. He has co-managed the MINNESOTA TAX-FREE FUND since its inception in December 2002. From November 1995 to April 2002, Mr. McAllister was a Portfolio Manager at AAL Capital Management Corporation. Mr. McAllister received his bachelor's degree in finance from Northern Illinois University in 1989.

CHAD M. RACH co-manages the MINNESOTA TAX-FREE FUND and the WISCONSIN TAX-FREE FUND. Mr. Rach joined Strong in March 2000. He has co-managed the MINNESOTA TAX-FREE FUND and the WISCONSIN TAX-FREE FUND since each Fund's inception in December 2002 and April 2001, respectively. From March 2000 to April 2001, Mr. Rach was a fixed-income analyst. From July 1998 to March 2000, Mr. Rach was a corporate finance associate at Robert W. Baird & Company. Mr. Rach received his bachelor's of business administration degree in finance from Marquette
University in 1994 and his master's of business administration degree in economics and finance from the University of Chicago in 2003.

THOMAS A. SONTAG co-manages the GOVERNMENT SECURITIES FUND. He joined Strong in November 1998 as a Portfolio Co-Manager of the GOVERNMENT SECURITIES FUND. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration degree in finance from the University of Wisconsin in 1982.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General ("WVAG") requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and
Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles, and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


PERCENTAGE RESTRICTIONS

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



The GOVERNMENT SECURITIES FUND and the SHORT-TERM MUNICIPAL BOND FUND have adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region.


A WORD ABOUT CREDIT QUALITY

Credit quality measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as "higher" or "medium quality," and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as "lower quality" or "in default." The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings:



         CREDIT                          S&P'S                        S&P'S RATINGS
        QUALITY                       DEFINITION                          GROUP
      ------------- ------------------------------------------------ -----------------
         Higher     Extremely strong capacity to meet financial      AAA
                    commitment
                    ------------------------------------------------ -----------------
                    Very strong capacity to meet financial           AA
                    commitment
                    ------------------------------------------------ -----------------
                    Strong capacity to meet financial commitment     A
      ------------- ------------------------------------------------ -----------------
         Medium     Adverse conditions or changing circumstances     BBB
                    are more likely to lead to a weakened capacity
                    to meet financial commitment
      ------------- ------------------------------------------------ -----------------
         Lower      Uncertainties or adverse conditions could lead   BB
                    to an inadequate capacity to meet financial
                    commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely impair capacity   B
                    or willingness to meet financial commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely cause no          CCC
                    capacity to meet financial commitment
                    ------------------------------------------------ -----------------
                    Currently highly vulnerable to nonpayment        CC or C
      ------------- ------------------------------------------------ -----------------
      ------------- ------------------------------------------------ -----------------
      In default    Probably in default                              D
      ------------- ------------------------------------------------ -----------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit-quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, Strong's internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on Strong's internal credit analysis than would be higher- and medium- quality securities. The MINNESOTA TAX-FREE FUND, the SHORT-TERM MUNICIPAL BOND FUND, and the WISCONSIN TAX-FREE FUND each may invest a significant amount of its assets in municipal securities that are not rated by any NRSRO.

Some Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality, because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.


COMPARING THE FUNDS

The following will help you to distinguish among the Funds and determine their suitability for your investment needs:

                                EXPECTED AVERAGE      CREDIT QUALITY
FUND                            EFFECTIVE MATURITY    AT TIME OF INVESTMENT
------------------------------- --------------------- -------------------------------------------
Government Securities           3 to 15 years         100% higher or medium quality
------------------------------- --------------------- -------------------------------------------
Minnesota Tax-Free              5 to 20 years         65% to 100% higher or medium quality
                                                      Up to 25% lower quality
------------------------------- --------------------- -------------------------------------------
Short-Term Municipal Bond       3 years or less       At least 85% higher or medium quality
                                                      Up to 15% lower quality
------------------------------- --------------------- -------------------------------------------
Wisconsin Tax-Free              5 to 20 years         65% to 100% higher or medium quality
                                                      Up to 25% lower quality
------------------------------- --------------------- -------------------------------------------

TAXABLE INVESTMENTS

The MINNESOTA TAX-FREE FUND, the SHORT-TERM MUNICIPAL BOND FUND, and the WISCONSIN TAX-FREE FUND may invest up to 5%, 20%, and 20%, respectively, of its net assets in U.S. Government and corporate bonds and other taxable debt securities that are of the same quality as the Fund's investments in securities. These securities generally produce taxable income at the federal and state levels, unlike municipal securities, which generally provide federal, and in certain circumstances state, tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

The SHORT-TERM MUNICIPAL BOND FUND may invest without limitation, and the MINNESOTA TAX-FREE FUND and WISCONSIN TAX-FREE FUND each may invest up to 20% of its net assets in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the Fund's distributions to you may not be exempt from federal income tax. If this is the case, a Fund's net return to you may be lower. The MINNESOTA TAX-FREE FUND'S distributions may be subject to Minnesota alternative minimum tax.

FINANCIAL HIGHLIGHTS


This information describes the performance of the Class C shares of each Fund for the periods shown. Certain information reflects financial results for a single Class C share outstanding for the entire period. "Total Return" shows how much an investment in the Class C shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.


STRONG GOVERNMENT SECURITIES FUND

                                                                             OCT 31,
SELECTED PER-SHARE DATA(A)                                                   2003(B)
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $11.14
Income From Investment Operations:
      Net Investment Income (Loss)                                              0.19
      Net Realized and Unrealized Gains (Losses) on Investments                (0.06)
----------------------------------------------------------------------------------------
      Total from Investment Operations                                          0.13
Less Distributions:
      From Net Investment Income                                               (0.22)
----------------------------------------------------------------------------------------
      Total Distributions                                                      (0.22)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $11.05
Ratios and Supplemental Data
----------------------------------------------------------------------------------------
      Total Return                                                               +1.2%
      Net Assets, End of Period (In Millions)                                  $   3
      Ratio of Expenses to Average Net Assets before Expense Offsets              2.2%*
      Ratio of Expenses to Average Net Assets                                     2.1%*
      Ratio of Net Investment Income (Loss) to Average Net Assets                 1.3%*
      Portfolio Turnover Rate(c)                                                530.9%

*    Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 27, 2002 (public launch date), to October 31, 2003.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG MINNESOTA TAX-FREE FUND
-------------------------------------------------------------------------------
                                                                         OCT. 31,
SELECTED PER-SHARE DATA(A)                                                2003(B)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.00
Income From Investment Operations:
      Net Investment Income (Loss)                                         0.31
------------------------------------------------------------------------------------
      Net Realized and Unrealized Gains (Losses) on Investments            0.23
      Total from Investment Operations                                     0.54
Less Distributions:
      From Net Investment Income(c)                                       (0.31)
------------------------------------------------------------------------------------
      Total Distributions                                                 (0.31)
Net Asset Value, End of Period                                           $10.23
Ratios and Supplemental Data
------------------------------------------------------------------------------------
      Total Return                                                           +5.4%
      Net Assets, End of Period (In Millions)                              $  1
      Ratio of Expenses to Average Net Assets before Expense Offsets          4.4%*
      Ratio of Expenses to Average Net Assets                                 0.0%*
      Ratio of Net Investment Income (Loss) to Average Net Assets             3.6%*
      Portfolio Turnover Rate(d)                                             54.5%

 *   Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 27, 2002 (public launch date), to October 31, 2003.
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG SHORT-TERM MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
                                                                          OCT. 31,
SELECTED PER-SHARE DATA(A)                                                 2003(B)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $ 9.79
Income From Investment Operations:
      Net Investment Income (Loss)                                         0.16
      Net Realized and Unrealized Gains (Losses) on Investments            0.04
------------------------------------------------------------------------------------
      Total from Investment Operations                                     0.20
Less Distributions:
      From Net Investment Income(c)
                                                                          (0.16)
------------------------------------------------------------------------------------
      Total Distributions
                                                                          (0.16)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $ 9.83
Ratios and Supplemental Data
------------------------------------------------------------------------------------
      Total Return                                                           +2.1%
      Net Assets, End of Period (In Millions)                              $  3
      Ratio of Expenses to Average Net Assets before Expense Offsets          1.9%*
      Ratio of Expenses to Average Net Assets                                 1.9%*
      Ratio of Net Investment Income (Loss) to Average Net Assets             2.0%*
      Portfolio Turnover Rate(d)                                             83.7%

 *    Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 3, 2003 (public launch date), to October 31, 2003.
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG WISCONSIN TAX-FREE FUND
-------------------------------------------------------------------------------


                                                                   OCT. 31,
SELECTED PER-SHARE DATA(A)                                         2003(B)

-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.60
Income From Investment Operations:
      Net Investment Income (Loss)                                  0.26
      Net Realized and Unrealized Gains (Losses) on Investments     0.09
-----------------------------------------------------------------------------
      Total from Investment Operations                              0.35
Less Distributions:
      From Net Investment Income(c)                                (0.26)
      From Net Realized Gains                                        --
-----------------------------------------------------------------------------
      Total Distributions                                          (0.26)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.69
Ratios and Supplemental Data
-----------------------------------------------------------------------------
      Total Return                                                    +3.3%
      Net Assets, End of Period (In Millions)                       $  3
      Ratio of Expenses to Average Net Assets before Expense
         Offsets                                                       2.1%*
      Ratio of Expenses to Average Net Assets                          1.5%*
      Ratio of Net Investment Income (Loss) to Average Net Assets      2.7%*
      Portfolio Turnover Rate(d)                                      54.2%

 * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 27, 2002 (public launch date), to October 31, 2003.
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares plus any applicable sales charges. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.


You can buy Class C shares at the offering price, which is the net asset value per share without an up-front sales charge. Class C shares are subject to annual 12b-1 distribution and service fees of 1.00%. Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial advisor for providing distribution services, and an annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The Distributor pays your financial advisor a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial advisor a 1.00% up-front sales commission, and retains the service and distribution fees on accounts with no authorized dealer of record.

If you sell (redeem) your Class C shares within one year of purchase, you will have to pay a CDSC of 1.00% of your purchase price. Waivers of the CDSC are available in some cases. Please refer to the statement of additional information for details.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
---------------------------------------------------------------


FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV , including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


12B-1 DISTRIBUTION AND SERVICE FEES


Each Fund has adopted a Rule 12b-1 distribution and service plan for its Class C shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor), or others (e.g., broker dealers or financial advisors) a 12b-1 fee of 1.00% of average daily net assets to sell Class C shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.


MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

THROUGH THIRD PARTIES

We encourage you to consult with an investment professional, who can look after the necessary paperwork to complete a transaction and help you with your investment decisions. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets, (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation
(NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


     o   OPEN AN ACCOUNT
     o   MAKE ADDITIONAL INVESTMENTS
     o   EXCHANGE SHARES
     o   SELL SHARES




AUTOMATICALLY


Your financial intermediary can assist you in managing your account through automatic investment options in the following ways:

     o   MAKE ADDITIONAL INVESTMENTS
         DIVIDENDS AND CAPITAL GAINS. Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them electronically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest distribution checks and reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial intermediary or call us at 1-800-368-1683.


     o   SELL SHARES
         The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.




WIRE

Please call 1-800-368-1683 for wire instructions. Your financial intermediary can assist you in managing your account by federal wire in the following ways:

     o   OPEN AN ACCOUNT

         Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.
     o  MAKE ADDITIONAL INVESTMENTS


INVESTMENT MINIMUMS

When buying shares, you must meet the following investment minimum requirements:

                                             INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ ----------------------------------
Regular accounts                             $2,500                               $100
-------------------------------------------- ------------------------------------ ----------------------------------
Coverdell Education Savings Accounts,        $1,000                               $100
traditional IRAs, Roth IRAs, SEP IRAs, and
UGMA/UTMA accounts
-------------------------------------------- ------------------------------------ ----------------------------------
SIMPLE IRAs, and 403(b)(7), Keogh, Pension   the lesser of $250 or $25 per month  $50
Plan, and Profit Sharing Plan accounts*
-------------------------------------------- ------------------------------------ ----------------------------------


* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT FOR WHICH WE PROVIDE OR FOR WHICH ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.


ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Ask your investment professional or call 1-800-368-1683 for more information.

CUSTOMER IDENTIFICATION REQUIREMENT

We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account , redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, and tax forms. Please call 1-800-368-1683 for more information.

EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Please ask for an appropriate prospectus and read it before investing in any of the Strong Funds. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. You can exchange shares between most Strong Funds within the same class, generally without paying any additional sales charges. However, if you exchange shares held for less than 6 to 12 months, you may be charged the difference between the initial sales charge of the two Funds. Generally, exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-1683 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.




PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES
After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on the account. If you recently purchased shares, the payment of your redemption may be delayed by up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process your redemption. Review the "Signature Guarantees" section that follows for details.

While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class C shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.


SHORT-TERM TRADING
The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.

If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:


     o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,
     o When establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners,

     o When transferring the ownership of an account to another individual or organization,
     o If adding/changing a name or adding/removing an owner on an account, and
     o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.


TELEPHONE AND  CLEARING AGENCY TRANSACTIONS
We use reasonable procedures to confirm that transactions made by telephone and through a clearing agency are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.


VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY

To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Class C shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.

TAXES

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distribution you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, each Fund's active trading approach may increase the amount of capital gains tax that you have to pay on the Funds' returns. Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states. Also, the Funds' use of derivatives may result in taxable income.

TAX- EXEMPT DISTRIBUTIONS

Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local income taxes. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends. However, under normal conditions, the MINNESOTA TAX-FREE FUND invests at least 95% of its net assets in municipal obligations whose interest is exempt from Minnesota and federal personal income taxes, and at least 80% of its net assets in municipal obligations whose interest is exempt from the AMT. Under normal conditions, the WISCONSIN TAX-FREE FUND invests at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the AMT.


The MINNESOTA TAX-FREE FUND and the WISCONSIN TAX-FREE FUND each may invest a significant portion of its net assets in tax-exempt securities, including industrial development bonds (IDBs) and other private activity bonds. Issuers and/or obligors of these tax-exempt securities make certain tax representations or covenants when the bonds are issued in order to satisfy certain requirements of the Internal Revenue Code of 1986 (IRC), as amended, that must be met at and after issuance to cause the interest on the bonds to be exempt from federal income taxes. However, exempt-interest dividends paid from these bonds may become subject to federal income tax retroactively to the date of issuance of the bonds if the representations are determined to have been inaccurate or if the issuer of the bonds (or the beneficiary of the bond proceeds) fails to comply with these IRC requirements.



((Side Box))
------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))
---------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

o Selling shares of a Fund at a loss if you have purchased (including reinvested dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.

---------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.

o Reject any purchase request for any reason including exchanges from other Strong Funds and automatic investment plan purchases.


o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-1683                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Government Securities Fund, a series of Strong Government Securities Fund, Inc., SEC file number: 811-4798
Strong Minnesota Tax-Free Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Short-Term Municipal Bond Fund, a series of Strong Short-Term Municipal Bond Fund, Inc., SEC file number: 811-6409
Strong Wisconsin Tax-Free Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770

RT41205 03-04                                             0304AIC/WH2046 03-04







                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

STRONG CORPORATE BOND FUND, A SERIES FUND OF STRONG CORPORATE BOND FUND, INC. STRONG CORPORATE INCOME FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG FLORIDA MUNICIPAL MONEY MARKET FUND, A SERIES FUND OF THE STRONG INCOME TRUST
STRONG GOVERNMENT SECURITIES FUND, A SERIES FUND OF STRONG GOVERNMENT SECURITIES FUND, INC.
STRONG  HERITAGE MONEY FUND, A SERIES FUND OF STRONG  HERITAGE  RESERVE  SERIES,
INC.
STRONG HIGH-YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG HIGH-YIELD MUNICIPAL BOND FUND, A SERIES FUND OF STRONG HIGH-YIELD MUNICIPAL BOND FUND, INC.
STRONG INTERMEDIATE MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG MINNESOTA TAX-FREE FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC. STRONG MONEY MARKET FUND, A SERIES FUND OF STRONG MONEY MARKET FUND, INC.
STRONG MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL BOND FUND, INC. STRONG MUNICIPAL MONEY MARKET FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG SHORT-TERM BOND FUND, A SERIES FUND OF STRONG SHORT-TERM BOND FUND, INC. STRONG SHORT-TERM HIGH YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG SHORT-TERM INCOME FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG SHORT-TERM MUNICIPAL BOND FUND, A SERIES FUND OF STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.
STRONG TAX-FREE MONEY FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG ULTRA  SHORT-TERM  INCOME FUND, A SERIES FUND OF STRONG  ADVANTAGE  FUND,
INC.
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG  WISCONSIN  TAX-FREE FUND, A SERIES FUND OF STRONG  MUNICIPAL FUNDS,
INC.


P.O. Box 2936 Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com

Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus for the appropriate Fund dated March 1, 2004. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Reports, which accompany this SAI, are incorporated into this SAI by reference.















                                  March 1, 2004


RT42173 03-04                                              FIXINCS/WH4013 03-04


TABLE OF CONTENTS                                                                                              PAGE
INVESTMENT RESTRICTIONS...........................................................................................4
INVESTMENT POLICIES AND TECHNIQUES................................................................................7

   Strong Corporate Bond Fund.....................................................................................7
   Strong Corporate Income Fund...................................................................................7
   Strong Florida Municipal Money Market Fund.....................................................................7
   Strong Government Securities Fund..............................................................................8
   Strong Heritage Money Fund.....................................................................................8
   Strong High-Yield Bond Fund....................................................................................8
   Strong High-Yield Municipal Bond Fund..........................................................................9
   Strong Intermediate Municipal Bond Fund........................................................................9
   Strong Minnesota Tax-Free Fund.................................................................................9
   Strong Money Market Fund......................................................................................10
   Strong Municipal Bond Fund....................................................................................10
   Strong Municipal Money Market Fund............................................................................10
   Strong Short-Term Bond Fund...................................................................................11
   Strong Short-Term High Yield Bond Fund........................................................................11
   Strong Short-Term High Yield Municipal Fund...................................................................11
   Strong Short-Term Income Fund.................................................................................12
   Strong Short-Term Municipal Bond Fund.........................................................................12
   Strong Tax-Free Money Fund....................................................................................12
   Strong Ultra Short-Term Income Fund...........................................................................13
   Strong Ultra Short-Term Municipal Income Fund.................................................................13
   Strong Wisconsin Tax-Free Fund................................................................................13
   Asset-Backed Debt Obligations.................................................................................14
   Borrowing.....................................................................................................15
   Cash Management...............................................................................................15
   Convertible Securities........................................................................................15
   Debt Obligations..............................................................................................16
   Depositary Receipts...........................................................................................16
   Derivative Instruments........................................................................................17
   Duration......................................................................................................26
   Exchange-Traded Funds.........................................................................................27
   Foreign Investment Companies..................................................................................27
   Foreign  Risks................................................................................................27
   Governmental/Municipal Obligations........................................................................... 29
   High-Yield (High-Risk) Securities............................................................................ 30
   Illiquid Securities.......................................................................................... 32
   Inflation-Indexed Securities................................................................................. 33
   Lending of Portfolio Securities.............................................................................. 33
   Loan Interests............................................................................................... 34
   Maturity..................................................................................................... 35
   Mortgage-Backed Debt Securities.............................................................................. 35
   Repurchase Agreements........................................................................................ 36
   Reverse Repurchase Agreements and Mortgage Dollar Rolls...................................................... 37
   Rule 2a-7:  Maturity, Quality, and Diversification Restrictions.............................................. 37
   Sector Concentration......................................................................................... 38
   Short Sales.................................................................................................. 41
   Sovereign Debt............................................................................................... 42
   Standby Commitments.......................................................................................... 43
   Taxable Securities........................................................................................... 44
   Temporary Defensive Position................................................................................. 44
   U.S. Government Securities................................................................................... 44
   Variable- or Floating-Rate Securities........................................................................ 45
   Warrants..................................................................................................... 46
   When-Issued and Delayed-Delivery Securities.................................................................. 46
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities......................................................... 46
DIRECTORS/TRUSTEES AND OFFICERS................................................................................. 47
PRINCIPAL SHAREHOLDERS.......................................................................................... 53
INVESTMENT ADVISOR.............................................................................................. 62
ADMINISTRATOR................................................................................................... 70
DISTRIBUTOR..................................................................................................... 78
DISTRIBUTION PLAN............................................................................................... 79
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................................ 82
CUSTODIAN....................................................................................................... 89
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.................................................................... 89
TAXES........................................................................................................... 94
DETERMINATION OF NET ASSET VALUE................................................................................ 98
ADDITIONAL SHAREHOLDER INFORMATION.............................................................................. 99
ORGANIZATION................................................................................................... 103
SHAREHOLDER MEETINGS........................................................................................... 106
INDEPENDENT  AUDITORS...........................................................................................109
LEGAL COUNSEL.................................................................................................. 109
FINANCIAL STATEMENTS........................................................................................... 109
APPENDIX A- DEFINITION OF CREDIT RATINGS....................................................................... 110
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS............................................................... 117
APPENDIX C - SHARE CLASSES..................................................................................... 123


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

11. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities whose interest is exempt from federal and Wisconsin personal income taxes.

12. May not, under normal conditions, invest less than 95% of its net assets in municipal securities whose interest is exempt from federal and Minnesota personal income taxes.

With respect to Florida Municipal Money Market, Minnesota Tax-Free, and Wisconsin Tax-Free Funds, Fundamental Policy No. 7 does not apply to a Fund with respect to the purchase of municipal obligations or securities issued or guaranteed by national governments, their agencies or instrumentalities.
"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.

With respect to Heritage Money Fund, Fundamental Policy No. 7 shall not limit the Fund's purchases of obligations issued by domestic banks.


Fundamental Policy No. 10 applies only to the Florida Municipal Money Market, High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Municipal Money Market, Short-Term High Yield Municipal, Short-Term Municipal Bond, Tax-Free Money, and Ultra Short-Term Municipal Income Funds. With respect to the Tax-Free Money Fund, the reference to municipal securities includes only municipal securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). With respect to the High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Ultra Short-Term Municipal Income Funds, investments in any Strong municipal money market fund will be considered investments in municipal securities.


Fundamental Policy No. 11 only applies to the Wisconsin Tax-Free Fund.

Fundamental Policy No. 12 only applies to the Minnesota Tax-Free Fund.


All Fundamental Policies will be interpreted consistent with Rule 2a-7 of the 1940 Act, as amended, or any successor provision for the Florida Municipal Money Market, Heritage Money, Money Market, Municipal Money Market, and Tax-Free Money Funds.

NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.


Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60 days' advance notice to the Fund's shareholders.

10.  Engage in any transaction or practice which is not  permissible  under Rule
     2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.


Non-Fundamental Operating Policy No. 9 applies only to the Corporate Bond, Corporate Income, Government Securities, High-Yield Bond, High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Short-Term Bond, Short-Term High Yield Bond, and Short-Term Municipal Bond Funds.

Non-Fundamental Operating Policy No. 9 applies to the Florida Municipal Money Market Fund only until May 1, 2004.


Non-Fundamental Policy No. 10 only applies to the Florida Municipal Money Market Fund, Heritage Money Fund, Money Market Fund, Municipal Money Market Fund, and Tax-Free Money Fund.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if, at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, techniques, and risks as described in the prospectus.

STRONG CORPORATE BOND FUND


o Under normal conditions, at least 80% of the Fund's net assets will be invested in the bonds of corporations.

o The Fund may invest up to 20% of its net assets in any other type of fixed income security, such as U.S. Government securities and mortgage-backed issues.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which are those securities described as higher- and medium-quality (e.g., AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations and other high yield (high-risk) securities (e.g., those rated BB through C by S&P); however, under normal conditions the Fund, has adopted an internal policy not to invest more than 10% of its net assets in debt obligations rated lower than BB or its equivalent. For the purposes of this internal policy, convertible securities will not be considered debt obligations.

o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund may invest up to 5% of its total assets in warrants and equity securities.
o Strong Capital Management, Inc., the Fund's investment advisor ("Advisor"), may invest up to 100% of the

     Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

 STRONG CORPORATE INCOME FUND

o Under normal conditions, 100% of the Fund's net assets will be invested in investment-grade corporate securities and in other investment-grade obligations (including mortgage- and asset-backed securities, and U.S. Government and its agencies securities).

o The Fund's average effective maturity will normally be between two and twelve years.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o When the Advisor determines market, economic, or political conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in cash or cash-type
     securities   (high-quality,    short-term   debt   securities   issued   by
     corporations, financial institutions, or the U.S. Government).

o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of the Fund's net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" or "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest or second-highest short-term rating category or if the security has no short-term category rating, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier conduit" securities, generally defined as those securities whose primary obligor is not the municipality and that, at the time of acquisition, are rated in the second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Advisor to be of comparable quality.
o As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank, and corporate obligations, and short-term fixed-income securities.
o Under normal conditions, it is expected that the Fund's shares will be exempt from the Florida intangible personal property tax.

STRONG GOVERNMENT SECURITIES FUND

o The Fund invests, under normal conditions, at least 80% of its net assets in U.S. Government securities. However, the Fund has adopted an internal policy to invest at least 90% of its net assets in such securities under normal conditions. The balance of the Fund's assets may be invested in other investment-grade debt obligations.
o The Fund may invest up to 20% of its net assets, directly or indirectly, in foreign securities. The Fund will limit its investments in foreign securities to those denominated in U.S. dollars. The Fund may invest in U.S. securities enhanced as to credit quality or liquidity by foreign issuers without regard to this limit.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG HERITAGE MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.

STRONG HIGH-YIELD BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in lower-quality bonds of corporate issuers (e.g., bonds rated BB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but investments in such debt obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks, such as warrants.

o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality,

     short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG HIGH-YIELD MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.

o Under normal conditions, the Fund invests at least 65% of its total assets in long-term municipal bonds of medium-quality and lower-quality securities (e.g., securities rated BBB through C by S&P).
o The Fund currently has a high percentage of illiquid, high-yield municipal bonds. The manager is actively working to decrease the percentage of these bonds in the Fund, and such activity may temporarily affect the Fund's ability to meet its investment objective.

o The Fund also may invest in debt obligations that are in default, but such debt obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG INTERMEDIATE MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund is considered "intermediate" because its average effective maturity is normally between 3 and 10 years.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG MINNESOTA TAX-FREE FUND

o Under normal conditions, the Fund invests at least 95% of its net assets in municipal debt obligations whose interest is exempt from federal and
     Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations which are exempt from the federal AMT.
o The Fund will invest, under normal conditions, at least 65% of its assets in long-term investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade securities, otherwise known as high-yield (high-risk) securities or "junk bonds" (e.g., securities rated BB through C by S&P).
o The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest up to 25% of its net assets in industrial development bonds, and up to 25% of its net assets in municipal leases.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

 STRONG MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.

STRONG MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., securities rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG MUNICIPAL MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" or "second tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest or second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier conduit" securities, generally defined as those securities whose primary obligor is not the municipality and that, at the time of acquisition, are rated in the second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Advisor to be of comparable quality.
o As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal securities are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal AMT. For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.

STRONG SHORT-TERM BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in bonds, such as corporate and U.S. Government bonds and mortgage- and asset-backed securities.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations (e.g., debt obligations rated AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations (e.g., debt obligations rated BB through C by S&P) (or unrated securities of comparable quality).

o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality,

     short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM HIGH YIELD BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in lower quality bonds (e.g., debt obligations rated BB through C by S&P).

o The Fund's manager intends to invest at least 80% of its net assets in debt obligations rated BB+ to B- as determined by S&P or other nationally recognized statistical rating organizations ("NRSROs").
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less. o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 65% of its total assets in medium- and lower-quality municipal securities (e.g., securities rated BBB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but investments in such debt obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM INCOME FUND

o Under normal conditions, 100% of the Fund's net assets will be invested in investment-grade securities (including investment-grade corporate, mortgage- and asset-backed, and U.S. Government and its agencies bonds), and in other investment-grade obligations (e.g., debt obligations rated AAA through BBB by S&P).

o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o When the Advisor determines market, economic, or political conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government).
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of the Fund's net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG TAX-FREE MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" or "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest or second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier conduit" securities, generally defined as those securities whose primary obligor is not the municipality and that, at the time of acquisition, are rated in the second-highest short-term rating category or, if the security has no short-term category, are determined by the Advisor to be of comparable quality.
o Under normal market conditions at least 80% of the Fund's net assets will be invested in municipal securities whose interest is exempt from federal income tax, including the federal AMT.
o The Fund may invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest any amount in cash or cash equivalents, which may be taxable, to the extent the manager cannot obtain other suitable tax-exempt securities.

STRONG ULTRA SHORT-TERM INCOME FUND


o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment grade debt obligations (e.g., debt obligations rated AAA through BBB by S&P).

o The Fund may also invest up to 25% of its net assets in non-investment grade debt obligations, but may not invest in securities rated below BB- or equivalent.

o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund is considered "ultra short-term" because its average effective maturity is normally one year or less.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND


o Under normal conditions, the Fund will invest at least 90% of its net assets in investment grade securities (e.g., securities rated AAA to BBB by S&P).

o However, the Fund may invest up to 10% of its net assets in non-investment grade securities, but may not invest in securities rated below BB- or equivalent.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o As a fundamental policy, at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal AMT. For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund is considered "ultra short-term" because its average effective maturity is normally one year or less.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG WISCONSIN TAX-FREE FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal debt obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal AMT, which may include debt obligations issued by (a) Wisconsin and its political subdivisions, and (b) U.S. territories and possessions, their political subdivisions and public corporations, and any other issuer whose securities are exempt from Wisconsin and federal income taxes.
o The Fund will invest, under normal conditions, at least 65% of its assets in long-term investment-grade municipal securities (e.g., securities rated AAA through BBB by S&P)
o The Fund may also invest up to 25% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., securities rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest up to 25% of its net assets in industrial development bonds and up to 25% of its net assets in municipal leases.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes.

The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus and applies to each Fund, unless noted otherwise.

ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

THE SECOND PARAGRAPH OF THIS SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, MUNICIPAL MONEY MARKET, AND THE TAX-FREE MONEY FUNDS. BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when its bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks in order for the LOC to be available.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

COMMERCIAL PAPER

Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may be deemed a restricted security thereby causing it to be illiquid or reducing its liquidity in certain circumstances.

Asset-backed commercial paper is a form of commercial paper generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper at maturity.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. THE PARAGRAPHS REGARDING FOREIGN CURRENCY DERIVATIVES DO NOT APPLY TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS.
DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK/MARKET EXPOSURE. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

         (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

         (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

         (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


         (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.


         (5)  LEGAL  RISK.  Legal  risk is the risk of loss  caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

         (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.


LEVERAGED  DERIVATIVE  TRANSACTIONS.  The SEC  has  identified  certain  trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.


To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

"SWAP" DERIVATIVE TRANSACTIONS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.


CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.


ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DURATION

Duration was developed as a more precise alternative to the concept of "maturity" for a debt security or portfolio of debt securities. Traditionally, a debt security's maturity has been used as a proxy for the sensitivity of the debt security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security's principal and interest payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.

FOREIGN  RISKS

Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards in the U.S. and other developed countries. The Fund also has the risk that it's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.

The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments-- and this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities; and the Fund's transaction and settlement costs of for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell-side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.

In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.

Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund. A summary of certain common types of debt-obligations affected by foreign risks is presented below:

NON-DOLLAR BONDS (INTERNATIONAL BONDS). Foreign governments, U.S. and international agencies, and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar. These types of debt instruments are usually known as "non-dollar bonds." For U.S.-based investors, these non-dollar bonds entail foreign currency risk as described above. While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar. Freely floating foreign currencies have no limit on the degree of appreciation or depreciation they may experience. Even foreign currencies which are managed by foreign governments and central banks to track the value of the U.S. dollar or a "basket" of securities ("managed float" or "peg") can in fact gain or lose value in U.S. dollar terms. Such managed currency arrangements can break down at any time, resulting in significant U.S. dollar valuation swings for those non-dollar bonds paying in these foreign currencies. While the most common issuers of non-dollar bonds are domiciled outside the United States, U.S entities can choose to offer bonds payable in foreign currencies.

YANKEE BONDS. "Yankee" bonds are debt instruments issued and/or registered in the United States by non-U.S. borrowers (also called "Yankee issuers") paying interest and principal in U.S. dollars. Yankee issuers may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations. U.S. holders of Yankee bonds are not directly subject to foreign currency risk, but exchange rate movements may have an indirect influence on the market price of Yankee bonds since they impact the financial condition of the Yankee issuer. For example, a Canadian-based company raising capital in the U.S. market by issuing Yankee bonds could face a change in its business results (and therefore its creditworthiness) due to a change in the value of the Canadian dollar versus the U.S. dollar. Yankee bonds may also be subject to foreign, political, legal, accounting, regulatory, and disclosure risks discussed above.

U.S. SUBSIDIARY BONDS. A U.S. subsidiary bond is a debt instrument issued by a U.S. operating company which is owned, directly or indirectly, by a foreign company. Like Yankee bonds, U.S. subsidiary bonds are payable in U.S. dollars, and consequently avoid direct foreign currency risk for U.S. holders. However, as with Yankee bonds, the creditworthiness of the U.S. subsidiary issuing the bonds (and market value of the U.S. subsidiary's bonds) can be influenced by foreign currency movements and the other foreign risk factors noted above to the extent that the foreign parent company's business prospects are affected by such foreign risks.

U.S. MULTI-NATIONAL BONDS. A U.S. multi-national bond is a debt instrument issued in the U.S. by a subsidiary of a multi-national company (which multi-national company is domiciled in the United States). The issuing subsidiary could be domiciled in the U.S. or in a foreign country, and could be either an operating subsidiary or a funding vehicle for the multi-national parent company. A U.S. multi-national bond can be issued in U.S. dollars or other foreign currencies. If issued by the subsidiary company in a foreign currency, a U.S. Multinational bond embodies the same foreign currency risks described above for Non-Dollar bonds. If issued by the subsidiary in U.S. dollars, there is no direct foreign currency risk for U.S. investors, but indirect foreign currency risks affecting the multi-national operations of the parent company remain. Many U.S. multi-national companies derive a greater share of revenues and earnings from foreign activities than from U.S. operations.
Consequently, financial results and the creditworthiness of these U.S. multi-national companies (and the market value of the debt instruments issued by their subsidiaries) can be affected (to a greater or lesser extent) by the foreign risk factors described above.

U.S. DOLLAR FOREIGN BONDS. U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multinational companies, foreign corporations and offshore registered entities payable in U.S. dollars. Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and the other foreign risk factors may apply to the foreign issuers of these U.S. dollar foreign bonds, and affect the market value of these bonds. (Note: These foreign issuers of U.S. dollar foreign bonds may also have U.S. subsidiaries or U.S. parent that issue debt instruments themselves. Accordingly, it is not uncommon that one multi-national company may issue bonds both at its subsidiary level and at its parent level--and, depending if the issuer is a U.S. entity or a foreign entity, one bond could be categorized as a "foreign security" while the other bond categorized as a U.S. security).


GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.


MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.


MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

PASS-THROUGH CERTIFICATES. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed, floating, or variable rates of interest. The pass-through certificates may be backed by a letter of credit, guarantee or liquidity provider and, if the pass through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE CORPORATE INCOME, FLORIDA MUNICIPAL MONEY MARKET, GOVERNMENT SECURITIES, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, SHORT-TERM INCOME, AND TAX-FREE MONEY FUNDS.
HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by
Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the NRSRO credit ratings.

EFFECT OF INTEREST RATES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities (which react primarily to fluctuations in the general level of interest rates). Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

DECREASED FUND LIQUIDITY. As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.

PREPAYMENT RISK. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium- quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.


CREDIT RATINGS. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchase of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of the Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.


The Board, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act ("Restricted Security"), such as securities that only may be resold to qualified institutional buyers under Rule 144A ("QIB") under the Securities Act ("144A Securities") and Section 4(2) commercial paper, and are generally deemed illiquid but may be considered liquid under guidelines adopted by the Fund's Board.


The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Fund's Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as
(1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.


Restricted Securities (primarily 144A Securities) may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of a Restricted Security include frequency of trades and quotes for the Restricted Security, number of potential broker-dealers and QIBs willing to purchase the Restricted Security, the willingness of dealers to make a market in the Restricted Security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest,
(2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.


Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including
Restricted Securities that are not readily marketable (except for 144A Securities, foreign securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. However, these substitute payments will not be treated as a dividend and hence will affect the amount of income eligible for the dividends-received deduction. In addition, these substitute payments will not be eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
LOAN INTERESTS

The Fund may acquire a loan interest ("Loan Interest") including bank term loans and revolving credit loans on a secured and unsecured basis. A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Agent"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, or assignments of, a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired indirectly by the Fund from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund is an original syndicate lender. Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Agent for distribution to the Fund. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Agent their mutual benefit. The Fund may not act as an Agent, a Collateral Agent, a guarantor, or sole negotiator or structurer with respect to a loan.

Revolving bank loan commitments represent a current obligation of the Fund to lend cash to a borrower in the future under certain conditions. Because the date and amount of future revolving loan commitments is not expressly known by the borrower, the Fund will designate on its books and records liquid assets in an amount equal to the projected amount of future revolving loans. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.


The Advisor will analyze and evaluate the financial condition of the borrower (and any guarantors and collateral) in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have a direct lending relationship with the borrower and which have been purchased as a loan participation, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").


In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a loan or participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate (and if applicable, Intermediate Participants) to use appropriate credit remedies against the borrower, guarantor (if any), and any collateral. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance by the borrower. The Agent may monitor the value of any collateral, and, if the value of the collateral declines, may give the borrower an opportunity to provide additional collateral, or may seek other protection for the benefit of the holders of the Loan Interest. A Collateral Agent will typically hold any collateral on behalf of the lenders (and their assignees) pursuant to the applicable loan agreement. The Agent and Collateral Agent are compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund may perform such tasks on its own behalf if the Fund is a lender under the loan agreement or through an Intermediate Participant if the Fund only holds a participation interest in the loan.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into any insolvency proceedings, or upon requisite vote of the existing lenders. A successor Agent would generally be appointed to replace the terminated Agent, and collateral held by the Collateral Agent under the loan agreement should remain available to holders of Loan Interests. However, if the Fund's participation interest in a Loan Interest were determined to be subject to the claims of the selling lender's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise upon the insolvency of the Intermediate Participant.

Purchasers of Loan Interests depend solely upon the creditworthiness of the borrower (and any guarantor or collateral) for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligations to the Fund in full, or that the collateral can be easily liquidated in a cost-efficient manner. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Loan Interests involving guarantees or other credit enhancement from governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due. Loan Interests may be unrated and illiquid, especially if the Loan Interests are purchased from an Intermediate Participant.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
MATURITY

The Fund's average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average effective portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the soft put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the soft put to a later date, (b) the elimination of the soft put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the soft put automatically extend or the soft put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par at an interest rate equal to comparable securities. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

THE FOLLOWING PARAGRAPH APPLIES TO THE CORPORATE BOND, CORPORATE INCOME, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY: In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing by the Fund and subject to the rules regarding Fund borrowings described above. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repay principal and accrued interest under these reverse repurchase agreements.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities sold during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the proceeds of these mortgage dollar roll and reverse repurchase transactions, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

THE FOLLOWING SECTION APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY.
RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

All capitalized but undefined terms in this section shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities that represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or, in the case of an instrument called for redemption, the date on which the redemption payment must be made.

The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest its assets in instruments determined to present minimal credit risks. Each Fund, except the FLORIDA MUNICIPAL MONEY MARKET, MUNICIPAL MONEY MARKET, and TAX-FREE MONEY FUNDS, may not invest more than 5% of its assets in Second Tier Securities. The FLORIDA MUNICIPAL MONEY MARKET, MUNICIPAL MONEY MARKET, and TAX-FREE MONEY FUNDS may not invest more than 5% of their assets in Second Tier Conduit Securities.

From time to time, the Fund may obtain securities ratings from NRSROs, which may require the Fund to be managed in a manner that is more restrictive than Rule 2a-7.

The Fund is subject to restrictions regarding the amount of the Fund's net assets that may be invested in any one issuer. The Fund will determine who is the issuer of a security according the procedures set forth in Rule 2a-7.

THE FOLLOWING PARAGRAPH APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL,
SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS ONLY.
SECTOR CONCENTRATION

From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are in a particular sector, so that an economic, business, or political development or change affecting one such security could also affect the other securities in that sector. Such related sectors may include community development, health care, transportation, single-family housing, multiple-family housing, industrial development, utilities, and education. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Minnesota, Pennsylvania, Texas, New York, Florida, Illinois, and Wisconsin.

THE FOLLOWING PARAGRAPH APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, MINNESOTA TAX-FREE, AND WISCONSIN TAX-FREE FUNDS ONLY. STATE INVESTMENT RISK FACTORS. The Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in the same state or other geographic region. By concentrating investments in a geographic region, developments and certain events that directly impact that geographic region, as opposed to the national or global economy, may have a greater effect on the Fund's value than would occur if the Fund were less geographically concentrated. The following are examples of just some of the events that may affect the performance of a state-specific, tax-exempt fund for an extended period of time:

o Changes in state laws, including voter referendums that restrict revenues or raise costs for issuers.
o Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.
o    Natural or other disasters such as floods, storms, droughts, or fires.
o Bankruptcy or financial distress of a prominent municipal issuer within the state.
o Economic issues that impact critical industries or large employers or that weaken real estate prices.
o    Reductions in federal or state financial aid.
o    Imbalance in the supply and demand for the state's municipal securities.

THE FOLLOWING PARAGRAPHS APPLY TO THE FLORIDA MUNICIPAL MONEY MARKET AND WISCONSIN TAX-FREE FUNDS ONLY. AMERICAN SAMOA RISK FACTORS. American Samoa ("SAMOA") is an unincorporated and unorganized territory of the United States located in the South Pacific Ocean between Hawaii and New Zealand. The people of Samoa have chosen to remain unincorporated because of their time-honored way of life, which includes the ability to protect the ownership and stewardship of their communal land system. If Samoa were incorporated, the communal land system would no longer exist. Samoa's economy is dependent on revenues from canned tuna exports to the United States, handicrafts, and U.S. grants. The labor force is concentrated in local government jobs and the fish canneries. However, the U.S. Department of the Interior is working with the Officials of Samoa to develop a more self-sustaining economy by concentrating on four industries: fisheries and agriculture, telecommunication and technology information, manufacturing, and tourism.

GUAM RISK FACTORS. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy.

NORTHERN MARIANAS ISLANDS RISK FACTORS. Northern Mariana Islands ("MARIANA") is a commonwealth of the United States located in the North Pacific Ocean which include the Islands of Rota, Saipan, Tinian, and eleven other small islands. Mariana's economy is dependent on revenues from garment, tourism, and agriculture industries; as well as, grants from the U.S. Over 50% of its workforce is employed in the tourism industry, which may be affected by the health of the Japanese economy. Active volcanoes and frequent typhoons also hamper Mariana's economy.

PUERTO RICO RISK FACTORS. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, and tourism and generally parallels the United States' economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative on the overall economy of Puerto Rico.

VIRGIN ISLANDS RISK FACTORS. The Virgin Islands are a self-governed territory of the United States and include St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

THE FOLLOWING PARAGRAPHS APPLY TO THE FLORIDA MUNICIPAL MONEY MARKET FUND ONLY. FLORIDA RISK FACTORS. The Fund expects to invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Florida. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status.

The economy of Florida is fairly diverse which serves to limit the credit risk of its securities. Concentration of Florida's economy occurs primarily in industries that focus on foreign exports, agriculture, construction and tourism industries due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well. Florida's economy has also outperformed the U.S. economy in unemployment. Further, Florida has ranked high in its ability to create jobs, particularly those in services and government.

The Florida Statutes require that all revenues and expenditures of the State of Florida be maintained through the use of four types of funds - the General Revenue Fund, trust funds, the Working Capital Fund, and the Budget Stabilization Fund. The General Revenue Fund receives the majority of the State tax revenues. Moneys for all funds are expended pursuant to Legislative appropriations. Trust funds consist of moneys received by the State which, under law or trust agreement, are segregated for a purpose authorized by law. The Working Capital Fund, which can be used to meet revenue shortages, consists of the excess amount needed to meet General Revenue Fund appropriations for the current fiscal year. It may also be used as a source of funds from which temporary loans may be made to other funds to correct imbalances in cash flow due to irregular patterns of collection. Such loans must be repaid during the same fiscal year in which they are made. On November 8, 1994, voters ratified a constitutional amendment to limit the rate of growth in state revenues in a given fiscal year to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the rate of growth limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Legislature vote to raise the limit. The budget proposal process begins on September 1 each year and is effective the following July 1.

Florida's total revenue is received from several sources including: various taxes levied by the state; fees, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions. For the fiscal year 2002, the Florida state government received revenues totaling $43 billion from all sources, including federal and nontax revenue. Its expenditures totaled $45.7 billion, of which $41.9 billion was derived from general purpose revenue, program revenue, and federal funding.

Florida received a tobacco settlement in 1997, as amended in 1998 and 2001. This $13 billion settlement will be paid to Florida over the next 25 years. The settlement anticipates the State of Florida to utilize the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. As of June 30, 2002, the State had received approximately $3.3 billion of the settlement.

Florida has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Constitution of the State of Florida requires that the annual revenues be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the revenues, the Legislature may provide direction in the General Appropriations Act regarding the use of the Budget Stabilization Fund and Working Capital Fund to offset the General Revenue Fund deficits. To prevent a deficit, all branches and agencies of government that receive General Revenue Fund appropriations shall participate in deficit reduction efforts by proportional percentages.

Possible federal budget cuts could also affect Florida's economy. Future reductions in federal aid would have a more direct impact on individuals, local governments, and service providers than on the state. The possible impact of such a proposal on the state would likely come in the form of the State being asked to increase the support of the affected parties.

THE FOLLOWING PARAGRAPHS APPLY TO THE MINNESOTA TAX-FREE FUND ONLY.
MINNESOTA RISK FACTORS. The following information is derived from public information, including from the state of Minnesota, as of the date of this SAI. Strong has not independently verified the accuracy of this information and will not update the information during the year.

The Fund primarily invests its net assets in municipal obligations whose issuers or projects are located in Minnesota. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt and revenues, the quality of the issuer's management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status and revenues.

The state of Minnesota receives a significant portion of its revenue from progressive individual income taxes, a retail sales tax, and corporate franchise tax, which makes it sensitive to economic conditions. In general, the structure of the state's economy closely parallels the structure of the United States' economy as a whole. For the fiscal year 2003, the Minnesota state government received revenues totaling approximately $14 billion from all sources, including federal and nontax revenue. Its expenditures totaled approximately $13 billion, which left the remaining $1 billion to be transferred to the budge reserve at year end.

Minnesota's monthly unemployment rate was generally less than the national average during 2002 and 2003, averaging 4.6% in 2002, as compared to the national average of 5.8%. In May 2002, Moody's Investor's service downgraded the state's rating outlook from stable to negative, but retained Minnesota's top AAA bond rating, which it has had since 1996.

Minnesota's diverse economy also serves to limit the credit risk of its securities. The economy of Minnesota is primarily concentrated in manufacturing industries (focusing on industrial machinery, food, forest products, printing and publishing, and agricultural products) and the business and healthcare service industries, due to the state's supply of resources in these areas. Because the Fund invests a significant amount of its net assets in securities from Minnesota issuers, concentration of Minnesota issuers in these industries will occur as well.

THE FOLLOWING PARAGRAPHS APPLY TO THE WISCONSIN TAX-FREE FUND ONLY.
The Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in Wisconsin, Guam, the Virgin Islands, and Puerto Rico). Such related sectors may include community development, education, health care, hospitals, industrial development, pollution control, retirement centers, single family housing, multiple family housing, utilities, and general obligation bonds. The Fund may invest 25% or more of its assets in municipal bonds whose issuers are located in Wisconsin, and may also invest 25% or more of its assets in municipal bonds whose issuers are located in Guam, the Virgin Islands, and Puerto Rico.

WISCONSIN RISK FACTORS. The Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status.

While Wisconsin's economy is fairly diverse, which serves to limit the credit risk of its securities, Wisconsin, like many other states, is currently experiencing a significant budget deficit. Measures to reduce the deficit are likely to include general purpose revenue spending cuts, such as reduction in state operations and reduced financial aid to local government and individuals. As a result of Wisconsin's weakened financial condition, Moody's Investors Service downgraded Wisconsin's bond rating in 2001, which results in higher interest rates payable with respect to Wisconsin bonds.

Wisconsin's economy is concentrated primarily in the manufacturing, dairy products, livestock and paper products industries due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well.

Wisconsin's total revenue is received from several sources including: various taxes levied by the state; fees, permits, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions. For the fiscal year 2001-2002, the Wisconsin state government received revenues totaling $26.8 billion from all sources, including federal and nontax revenue. Its expenditures totaled $31.6 billion.

Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Constitution of the State of Wisconsin requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the Legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues, or both.

Wisconsin has experienced, and is currently experiencing, a negative cash position in its general fund. To address this situation, the Secretary of Administration may reallocate up to 5% of the general purpose revenue appropriations that are currently in effect. Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced; (ii) payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration.

Possible federal budget cuts could also affect Wisconsin's economy. Future reductions in federal aid would have a more direct impact on individuals, local governments and service providers than on the state. The possible impact of such a proposal on the state would likely come in the form of the state being asked to increase the support of the affected parties.

SHORT-HOLD TRADING STRATEGY

The Fund may have the opportunity to participate in the primary market for new issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. In these situations, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. These short-term trades are only done when the Fund's manager(s) believe(s) it is in the best interests of the Fund (e.g., realization of capital appreciation). Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

THE FOLLOWING SECTION APPLIES TO EACH FUND EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MONEY MARKET, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS.
SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected, by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.




THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, AND ULTRA SHORT-TERM INCOME
FUNDS.
STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

THE FOLLOWING SECTION APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND FUND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS ONLY.
TAXABLE SECURITIES


The Fund may invest up to 20% of its net assets in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others: (1) obligations issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; (4) investments in derivatives; and (5) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders. In addition, each Fund except the Tax-Free Money, Minnesota Tax-Free, and Wisconsin Tax-Free Funds, may invest up to 100% of its assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
TEMPORARY DEFENSIVE POSITION

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives. Please note, the High-Yield Municipal Bond, Intermediate Municipal Bond, Minnesota Tax-Free, Municipal Bond, Short-Term High Yield Municipal, Short-Term Municipal Bond, Ultra Short-Term Municipal Income, and Wisconsin Tax-Free Funds do not invest in securities issued by foreign governments.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are issued by the U.S. Government or its agencies or instrumentalities, including:

o    U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
o The Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
o The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.

Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.

The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days' notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's average effective portfolio maturity, the Fund (except money market Funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes. Money market Funds will determine the maturity of floating- and variable-rate securities in accordance with Rule 2a-7 under the Investment Company Act of 1940.

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).


Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders. Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.

                         DIRECTORS/TRUSTEES AND OFFICERS


The Board of Directors/Trustees (collectively "Board" and individually, "Director") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information are shown below. Each officer and Director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.


All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, the Delaware Business Trust Act, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work; is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year.

                                             DATE FIRST
                               POSITIONS     ELECTED OR
      NAME, ADDRESS,             HELD        APPOINTED         PRINCIPAL OCCUPATIONS DURING
          AND AGE             WITH FUNDS     TO OFFICE                 PAST 5 YEARS                 CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------- -------------- ------------- --------------------------------------- ----------------------------------

Willie D. Davis              Director           July    President and Chief Executive  Officer  Director   of    Wisconsin    Energy
161 North La Brea                               1994    of All Pro  Broadcasting,  Inc.  since  Corporation  (formerly WICOR,  Inc.)
Inglewood, CA  90301                                    1977.                                   (a  utility   company)  since  1990,
Age 69                                                                                          Metro-Goldwyn-Mayer,     Inc.    (an
                                                                                                entertainment  company)  since 1998,
                                                                                                Bassett Furniture  Industries,  Inc.
                                                                                                since   1997,   Checker's   Drive-In
                                                                                                Restaurants,  Inc. (formerly Rally's
                                                                                                Hamburgers,    Inc.)   since   1994,
                                                                                                Johnson    Controls,     Inc.    (an
                                                                                                automotive   systems  and   facility
                                                                                                management  company) since 1992, MGM
                                                                                                Mirage  (formerly  MGM Grand,  Inc.)
                                                                                                (an   entertainment/hotel   company)
                                                                                                since  1990,  Dow  Chemical  Company
                                                                                                since 1988,  Sara Lee Corporation (a
                                                                                                food/consumer    products   company)
                                                                                                since  1983,   Alliance  Bank  since
                                                                                                1980,  Manpower  Inc. (a  world-wide
                                                                                                provider   of   staffing   services)
                                                                                                since  2001,  and Kmart  Corporation
                                                                                                (a   discount    consumer   products
                                                                                                company)  from  1985  to  2003,  and
                                                                                                Trustee   of   the   University   of
                                                                                                Chicago  since  1980  and  Marquette
                                                                                                University since 1988.

Stanley Kritzik              Director         January   Partner of Metropolitan  Associates (a  Director   of    Wisconsin    Health
1123 North Astor Street                         1995    real estate firm) since 1962.           Information  Network since  November
Milwaukee, WI  53202                                                                            1997, Health Network Ventures,  Inc.
Age 74                       Chairman of        July                                            from 1992 to April  2000;  Member of
                             the Audit          2000                                            the Board of  Governors  of Snowmass
                             Committee                                                          Village  Resort   Association   from
                                                                                                October  1999  until  October  2002,
                                                                                                and  Director of Aurora  Health Care
                                                                                                from  September  1987  to  September
                                                                                                2002.

William F. Vogt              Director         January   Senior Vice  President  of IDX Systems                  None
P.O. Box 7657                                   1995    Corporation  (a management  consulting
Avon, CO  81620                                         firm)  since June 2001;  President  of
Age 56                       Chairman         January   Vogt Management Consulting,  Inc. from
                             of the             1995    July 1990 to June 2001;  former Fellow
                             Independent                of the  American  College  of  Medical
                             Directors                  Practice Executives.
                             Committee

Neal Malicky                 Director         December  President  Emeritus of Baldwin-Wallace  Director    of    Aspire    Learning
4608 Turnberry Drive                            1999    College  since July  2000;  Chancellor  Corporation    since    June   2000;
Lawrence, KS  66047                                     of  Baldwin-Wallace  College from July  Trustee   of   Southwest   Community
Age 69                                                  1999  to  June  2000;   President   of  Health      Systems,       Cleveland
                                                        Baldwin-Wallace   College   from  July  Scholarship    Program,    and   The
                                                        1981 to June 1999.                      National  Conference  for  Community
                                                                                                and Justice  until  2001;  President
                                                                                                of  the  National   Association   of
                                                                                                Schools  and  Colleges of the United
                                                                                                Methodist  Church,   Chairperson  of
                                                                                                the   Association   of   Independent
                                                                                                Colleges and  Universities  of Ohio,
                                                                                                and   Secretary   of  the   National
                                                                                                Association of Independent  Colleges
                                                                                                and Universities until 2001.

Gordon B. Greer              Director          March    Of Counsel for Bingham  McCutchen  LLP                  None
P.O. Box 2936                                   2002    (a  law  firm   previously   known  as
Milwaukee, WI  53201                                    Bingham   Dana   LLP)   from  1997  to
Age 72                                                  February 2002.

                                                        From 1967 to 1997,  Mr.  Greer  served
                                                        as a Partner of Bingham McCutchen.  On
                                                        behalf of Bingham McCutchen,
                                                        Mr. Greer provided  representation  to
                                                        the  disinterested  directors  of  the
                                                        Strong  Funds  from  1991 to  February
                                                        2002.  Bingham  McCutchen has provided
                                                        representation   to  the   Independent
                                                        Directors  of the Strong  Funds  since
                                                        1991.
OFFICERS

Ane K. Ohm                   Anti-Money       November  Anti-Money    Laundering    Compliance                  None
P.O. Box 2936                Laundering         2002    Officer     of    Strong     Financial
Milwaukee, WI  53201         Compliance                 Corporation   since   February   2003;
Age 34                       Officer                    Assistant  Executive Vice President of
                                                        Strong  Financial   Corporation  since
                                                        November  2003;   Assistant  Executive
                                                        Vice  President  of the Advisor  since
                                                        December  2001;   Director  of  Mutual
                                                        Fund    Administration    of    Strong
                                                        Investor  Services,  Inc., since April
                                                        2001;   Vice   President   of   Strong
                                                        Investor    Services,    Inc.,   since
                                                        December 2001; and Marketing  Services
                                                        Manager of Strong  Investments,  Inc.,
                                                        from November 1998 to April 2001.

Christopher O. Petersen      Vice               May     Managing  Counsel of Strong  Financial                  None
P.O. Box 2936                President          2003    Corporation    since    March    2003;
Milwaukee, WI  53201         and                        Assistant    Secretary    of    Strong
Age 34                       Assistant                  Investor  Services,  Inc.  since  June
                             Secretary                  2003;   Corporate   Counsel   at  U.S.
                                                        Bancorp  Asset  Management,  Inc. from
                                                        May  2001  to  March  2003;  Corporate
                                                        Counsel   at  First   American   Asset
                                                        Management,   a  division   U.S.  Bank
                                                        National  Association  ("FAAM"),  from
                                                        September    1999    to   May    2001;
                                                        Compliance   Officer   at  FAAM   from
                                                        January  1999 to September  1999;  and
                                                        Associate  Attorney  at Mauzy Law Firm
                                                        from September 1997 to December 1998.

Phillip O. Peterson          President        January   Mutual fund industry  consultant  from  Director  of The  Hartford  Group of
11155 Kane Trail                                2004    August  1999  until   December   2003;  Mutual  Funds (71 funds) since 2002;
Northfield, MN  55057                                   Partner   KPMG  LLP  from  1981  until  Director  of the Fortis  Mutual Fund
Age 59                                                  July 1999.                              Group (38  funds)  from  2000  until
                                                                                                  2002.

Richard W. Smirl             Vice             February  Senior  Counsel  of  Strong  Financial                  None
P.O. Box 2936                President          2002    Corporation   since   December   2001;
Milwaukee, WI  53201                                    Secretary    of    Strong    Financial
Age 36                       Secretary        November  Corporation   since   February   2003;
                                                2001    Assistant    Secretary    of    Strong
                                                        Financial  Corporation  from  December
                                                        2001 to  February  2003;  Chief  Legal
                                                        Officer of the Advisor since  February
                                                        2003;    Assistant    Executive   Vice
                                                        President   of   the   Advisor   since
                                                        December   2001;   Secretary   of  the
                                                        Advisor    since     November    2002;
                                                        Assistant  Secretary  of  the  Advisor
                                                        from December  2001 to November  2002;
                                                        Senior  Counsel  of the  Advisor  from
                                                        July 2000 to  December  2001;  General
                                                        Counsel  of Strong  Investments,  Inc.
                                                        ("Distributor")  since  November 2001;
                                                        Secretary  of  the  Distributor  since
                                                        July 2000;  Vice  President  and Chief
                                                        Compliance  Officer of the Distributor
                                                        from July 2000 to December 2003;  Lead
                                                        Counsel of the  Distributor  from July
                                                        2000 to November 2001;  Vice President
                                                        of  Strong  Investor  Services,  Inc.,
                                                        since  December  2001;   Secretary  of
                                                        Strong Investor Services,  Inc., since
                                                        May  2003;   Assistant   Secretary  of
                                                        Strong Investor  Services,  Inc., from
                                                        December  2001 to May 2003;  , Partner
                                                        at  Keesal,  Young & Logan  LLP (a law
                                                        firm)  from  September  1999  to  July
                                                        2000;  Associate  at  Keesal,  Young &
                                                        Logan  LLP  from   September  1992  to
                                                        September 1999.

Gilbert L. Southwell III     Assistant          July    Associate  Counsel of Strong Financial                  None
P.O. Box 2936                Secretary          2001    Corporation   since   December   2001;
Milwaukee, WI  53201                                    Assistant  Secretary  of  the  Advisor
Age 49                                                  since   December    2002;    Associate
                                                        Counsel  of  the  Advisor  from  April
                                                        2001  to  December  2001;  Partner  at
                                                        Michael, Best & Friedrich,  LLP (a law
                                                        firm)  from   October  1999  to  March
                                                        2001;  Assistant  General  Counsel  of
                                                        U.S.   Bank,   National    Association
                                                       (formerly  Firstar Bank,  N.A.) and/or
                                                        certain  of  its   subsidiaries   from
                                                        November 1984 to September 1999.

John W. Widmer               Treasurer         April    Treasurer  of the Advisor  since April                  None
P.O. Box 2936                                   1999    1999;  Assistant  Treasurer  of Strong
Milwaukee, WI  53201                                    Financial  Corporation  since December
Age 39                                                  2001;  Assistant  Secretary  of Strong
                                                        Financial  Corporation  from  December
                                                        2001 to  January  2003;  Treasurer  of
                                                        Strong   Service   Corporation   since
                                                        April 1999;  Treasurer  and  Assistant
                                                        Secretary    of    Strong     Investor
                                                        Services,  Inc.  since July 2001;  and
                                                        Manager  of the  Financial  Management
                                                        and    Sales     Reporting     Systems
                                                        department  of the  Advisor  from  May
                                                        1997 to April 1999.

Thomas M. Zoeller            Vice             October   Executive   Vice   President   of  the                  None
P.O. Box 2936                President          1999    Advisor   since  April   2001;   Chief
Milwaukee, WI  53201                                    Financial   Officer  of  the   Advisor
Age 40                                                  since February 1998;  Secretary of the
                                                        Advisor   from    December   2001   to
                                                        November  2002;  Member of the  Office
                                                        of  the  Chief   Executive  of  Strong
                                                        Financial  Corporation since May 2001;
                                                        Chief Financial  Officer and Treasurer
                                                        of  Strong  Investments,   Inc.  since
                                                        October    1993;     Executive    Vice
                                                        President    of    Strong     Investor
                                                        Services,   Inc.   since   July  2001;
                                                        Secretary    of    Strong     Investor
                                                        Services,  Inc., from July 2001 to May
                                                        2003; Executive Vice President,  Chief
                                                        Financial  Officer,  and  Secretary of
                                                        Strong   Service   Corporation   since
                                                        December  2001;  Treasurer  of  Strong
                                                        Service   Corporation  from  September
                                                        1996 to April 1999;  Vice President of
                                                        Strong Service  Corporation from April
                                                        1999 to December  2001;  Member of the
                                                        Office of the Chief  Executive  of the
                                                        Advisor from  November  1998 until May
                                                        2001;  and Senior  Vice  President  of
                                                        the  Advisor  from  February  1998  to

                                                        April 2001.



The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2003, by the Directors in each Fund and on an aggregate basis in the Strong Family of Funds using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

                          Directors' Fund Ownership(1)
                             As of December 31, 2003



FUND

                                                Willie D.      Gordon B.       Stanley       Neal Malicky       William F.
                                                   Davis          Greer         Kritzik                         Vogt

---------------------------------------------- -------------- --------------- ------------ -------------- ------------

Corporate Bond Fund                              None        $1-$10,000        $1-$10,000      None             None
Corporate Income Fund                            None        None              None            $1-$10,000       None
Florida Municipal Money Market Fund              None        None              None            None             None
Government Securities Fund                       None        $1-$10,000        $1-$10,000      $10,001-$50,000  None
Heritage Money Fund                              $1-$10,000  $50,001-$100,000  Over            $10,001-$50,000  $1-$10,000
                                                                               $100,000
High-Yield Bond Fund                             None        $1-$10,000        $10,001-$50,000 None             None
High-Yield Municipal Bond Fund                   None        $1-$10,000        $1-$10,000      None             None
Intermediate Municipal Bond Fund                 Over        $1-$10,000        None            None             None
                                               $100,000
Minnesota Tax-Free Fund                          None        None              None            None             None
Money Market Fund                                None        None              None            None             $1-$10,000
Municipal Bond Fund                              None        $1-$10,000        $1-$10,000      None             None
Municipal Money Market Fund                      None        $50,001-$100,000  None            $10,001-$50,000  None
Short-Term Bond Fund                             None        $1-$10,000        $1-$10,000      None             None
Short-Term High-Yield Bond Fund                  None        $1-$10,000        $1-$10,000      None             None
Short-Term High Yield Municipal Fund             None        $1-$10,000        None            None             None
Short-Term Income Fund                           None        None              None            None             None
Short-Term Municipal Bond Fund                   Over        $1-$10,000        $1-$10,000      None             None
                                               $100,000
Tax-Free Money Fund                              None        None              Over            $10,001-$50,000  None
                                                                               $100,000
Ultra Short-Term Income Fund                     None        $1-$10,000        Over            None             None
                                                                               $100,000
Ultra Short-Term Municipal Income Fund           Over        $1-$10,000        None            $10,001-$50,000  None
                                               $100,000
Wisconsin Tax-Free Fund                          None        None              None            None             None
Strong Family of Funds(3)                        Over        Over $100,000     Over            Over $100,000    Over
                                               $100,000                        $100,000                         $100,000


(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2) As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds.


The following table sets forth aggregate compensation paid to the Directors by each Fund for the fiscal year ended October 31, 2003, and by the Strong Funds for their most recently completed fiscal periods.

                          Aggregate Compensation Table
                  for the Fiscal Year Ended October 31, 2003(1)


                                                                           DIRECTOR

                                            ----------------------------------------------------------------------

                                              Willie D.     Gordon B.    Stanley     Neal Malicky      William F.
Fund                                            Davis         Greer      Kritzik(2)                    Vogt(3)

Corporate Bond Fund                            $4,365       $4,365        $4,395        $4,365         $4,788
Corporate Income Fund                          $140         $140          $140          $140           $144
Florida Municipal Money  Fund(4)               $221         $221          $221          $221           $234
Government Securities Fund                     $10,188      $10,188       $10,277       $10,188        $11,166
Heritage Money Fund                            $9,452       $9,452        $9,518        $9,452         $10,363
High-Yield Bond Fund                           $3,245       $3,245        $3,266        $3,245         $3,559
High-Yield Municipal Bond Fund                 $786         $786          $791          $786           $859
Intermediate Municipal Bond Fund               $211         $211          $211          $211           $217
Minnesota Tax-Free  Fund(5)                    $102         $102          $102          $102           $102
Money Market Fund                              $8,907       $8,907        $8,976        $8,907         $9,765
Municipal Bond Fund                            $1,093       $1,093        $1,102        $1,093         $1,199
Municipal Money Market Fund                    $10,610      $10,610       $10,685       $10,610        $11,636
Short-Term Bond Fund                           $4,800       $4,800        $4,834        $4,800         $5,264
Short-Term High-Yield Bond Fund                $1,314       $1,314        $1,324        $1,314         $1,441
Short-Term High Yield Municipal Fund           $585         $585          $590          $585           $640
Short-Term Income Fund                         $215         $215          $215          $215           $226
Short-Term Municipal Bond Fund                 $2,589       $2,589        $2,610        $2,589         $2,838
Tax-Free Money Fund                            $1,998       $1,998        $2,023        $1,998         $2,187
Ultra Short-Term Income Fund                   $12,939      $12,939       $13,031       $12,939        $14,190
Ultra Short-Term Municipal Income Fund         $7,472       $7,472        $7,533        $7,472         $8,191
Wisconsin Tax-Free Fund                        $311         $311          $311          $311           $327
Strong Family of  Funds(6)                     $145,898     $145,898      $146,885      $145,898       $159,509


(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.

(2) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(3) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(4)  For the eleven-month fiscal period ended October 31, 2003.
(5)  For the ten-month fiscal period ended October 31, 2003.
(6) As of October 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 71 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.


Unless otherwise noted below, as of January 31, 2004, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

                         FUND                                 CLASS - SHARES                 PERCENT
------------------------------------------------------- ---------------------------- ------------------------

  None



                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of January 31, 2004, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.

              NAME AND ADDRESS                                    FUND - CLASS - SHARES                      PERCENT OF
                                                                                                                CLASS
---------------------------------------------- ------------------------------------------------------------- ------------

  Charles Schwab & Co., Inc.                   Corporate Bond - Investor - 9,394,082                          20.05%
101 Montgomery St.
San Francisco, CA  94104

State Street Bank & Trust                       Corporate Bond - Investor - 2,997,013                           6.40%
FBO State of Michigan Plan II/401(k)
200 Newport Ave. - Ste Q75
Quincy, MA  02170

Charles Schwab & Co, Inc.                       Corporate Bond - Advisor - 1,805,262                           75.62%
101 Montgomery St.
San Francisco, CA  94104

Great West Life & Annuity Insurance Company     Corporate Bond - Advisor - 123,510                              5.17%
8515 E. Orchard Rd. #2T2
Englewood, CO  80111

75% Equity Portfolio                            Corporate Bond - Institutional - 1,353,357                     17.95%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

50% Equity Portfolio                            Corporate Bond - Institutional - 1,187,857                     15.75%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

90% Equity Portfolio                            Corporate Bond - Institutional - 995,102                       13.20%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

                                                                                                                9.75%
60% Equity Portfolio                            Corporate Bond - Institutional - 735,539
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Strong Aggressive Portfolio                     Corporate Bond - Institutional - 620,134                        8.22%
Oregon Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

20% Equity Portfolio                            Corporate Bond - Institutional - 619,489                        8.22%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

35% Equity Portfolio                            Corporate Bond - Institutional - 598,602                        7.94%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Strong Moderate Portfolio                       Corporate Bond - Institutional - 473,838                        6.28%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

National Financial Services Corp.               Corporate Bond - Institutional - 433,734                        5.75%
One World Financial Center
200 Liberty Street
New York, NY  10281

Strong Investments, Inc.                        Corporate Income - Investor - 1,862,171                        69.01%
100 Heritage Reserve
Menomonee Falls, WI  53051

U.S. Clearing                                   Corporate Income - Investor - 666,202                          24.69%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

U.S. Clearing                                   Florida Municipal Money Market -- Investor - 9,390,766         28.89%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

Strong Financial Corporation                    Florida Municipal Money Market - Investor - 2,000,000           6.15%
100 Heritage Reserve
Menomonee Falls, WI  53051
                                                                                                               24.70%
Charles Schwab & Co., Inc.                      Government Securities - Investor - 36,912,419
101 Montgomery Street
San Francisco, CA  94104

Fidelity Investments Institutional              Government Securities - Investor - 9,369,851                    6.27%
100 Magellan Way #KW1C
Covington, KY  41015

Merrill Lynch Pierce Fenner & Smith, Inc.       Government Securities - Investor - 7,863,515                    5.26%
4800 Deer Lake Dr. E FL3
Jacksonville, FL  32246

SSBT Trustee/Cust                               Government Securities - Investor - 7,647,737                    5.12%
FBO Various Retirement Plans (SRPS)
P.O. Box 1408
Milwaukee, WI  53201

Charles Schwab & Co, Inc.                       Government Securities - Advisor - 7,129,697                    78.17%
101 Montgomery St.
San Francisco, CA  94104

Investors Bank & Trust Co                       Government Securities - Advisor - 664,693                       7.29%
4 Manhattanville Rd.
Purchase, NY  10577

Balanced Portfolio                              Government Securities - Institutional - 1,683,561              16.95%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

First American Trust CO TR                      Government Securities - Institutional - 1,433,360              14.43%
421 N. Main Street
Santa Ana, CA  92701

50% Equity Portfolio                            Government Securities - Institutional - 1,149,720              11.57%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Charles Schwab & Co., Inc.                      Government Securities - Institutional - 985,660                 9.92%
101 Montgomery Street
San Francisco, CA  94104

60% Equity Portfolio                            Government Securities - Institutional - 711,895                 7.17%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

75% Equity Portfolio                            Government Securities - Institutional - 654,962                 6.59%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

20% Equity Portfolio                            Government Securities - Institutional - 599,332                 6.03%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

35% Equity Portfolio                            Government Securities - Institutional - 579,406                 5.83%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

SSBT Trustee/Custodian                          Government Securities - Institutional - 546,365                 5.50%
FBO Various Retirement Plans (SRPS)
P.O. Box 1408
Milwaukee, WI  53201

Merrill Lynch Pierce Fenner & Smith, Inc.       Government Securities - Class C - 32,705                       11.04%
4800 Deer Lake Dr E FL 3
Jacksonville, FL  32246

Patsy J. Younts                                 Government Securities - Class C - 18,161                        6.13%
1509 Mesa Ridge Lane
Austin, TX  78735

American Enterprise Investment Services         Government Securities - Class C - 16,390                        5.53%
P.O. Box 9446
Minneapolis, MN  55440

U.S. Clearing Corp.                             Heritage Money - Investor - 111,333,702                        20.01%
26 Broadway
New York, NY  1004

RIH Construction Disbursement                   Heritage Money - Advisor - 12,023,733                          98.51%
100 Plaza One
Jersey City, NJ  07311

Strong Financial Corporation                    Heritage Money - Institutional Class - 27,460,226              13.49%
100 Heritage Reserve
Menomonee Falls, WI  53051

U.S. Oncology, Inc.                             Heritage Money - Institutional Class - 15,290,560               7.51%
16825 Northchase Dr. - Ste 1300
Houston, TX  77060

Richard T. Weiss                                Heritage Money - Institutional Class - 10,968,563               5.39%
100 Heritage Reserve
Menomonee Falls, WI  53051

Gilbert P. Hyatt                                Heritage Money - Institutional Class - 10,511,527               5.16%
P.O. Box 81230
Las Vegas, NV  89180

Charles Schwab & Co, Inc.                       High-Yield Bond - Investor - 12,899,478                        25.53%
101 Montgomery St.
San Francisco, CA  94104

Charles Schwab & Co, Inc.                       High-Yield Bond - Advisor - 3,377,059                          95.57%
101 Montgomery St.
San Francisco, CA  94104

Deseret Mutual Benefit Administrator            High-Yield Bond - Institutional - 4,145,992                    77.50%
60 E. South Temple
Salt Lake City, UT  84111

National Financial Services Corp.               High-Yield Bond - Institutional - 483,394                       9.04%
One World Financial Center
200 Liberty Street
New York, NY  10281

Mcallen Firemen's Pension & Relief Fund         High-Yield Bond - Institutional - 319,325                       5.97%
P.O. Box 220
Mcallen, TX  78505

LaSalle Bank National Association               High-Yield Bond - Institutional - 306,773                       5.73%
P.O. Box 1443
Chicago, IL  60690

Charles Schwab & Co, Inc.                       High-Yield Municipal Bond - Investor - 2,452,848               17.47%
101 Montgomery Street
San Francisco, CA  94104


Strong Investments, Inc.                        Intermediate Municipal Bond - Investor - 723,828               18.71%
100 Heritage Reserve
Menomonee Falls, WI  53051

U.S. Clearing                                   Intermediate Municipal Bond - Investor - 519,030               13.41%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

Skywest, Inc.                                   Intermediate Municipal Bond - Investor - 469,386               12.13%
444 S. River Rd.
St. George, UT  84790

U.S. Clearing                                   Minnesota Tax-Free - Investor - 157,090                        37.69%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

U.S. Clearing Corp.                             Minnesota Tax-Free - Class C - 12,099                          18.11%
26 Broadway
New York, NY  10004
                                                                                                               15.30%
U.S. Clearing Corp.                             Minnesota Tax-Free - Class C - 10,219
26 Broadway
New York, NY  10004

U.S. Clearing Corp.                             Minnesota Tax-Free - Class C - 8,213                           12.29%
26 Broadway
New York, NY  10004
                                                                                                                8.32%
U.S. Clearing Corp.                             Minnesota Tax-Free - Class C - 5,560
26 Broadway
New York, NY  10004

American Enterprise Investment Services         Minnesota Tax-Free - Class C - 3,564                            5.34%
P.O. Box 9446
Minneapolis, MN  55440

Raymond James & Associates, Inc.                Minnesota Tax-Free - Class C - 3,449                            5.16%
880 Carillon Parkway
St. Petersburg, FL  55112

U.S. Clearing Corp.                             Money Market - Investor - 217,511,582                          16.37%
26 Broadway
New York, NY  10004

SSBT Trustee/Cust                               Money Market - Investor - 124,719,608                           9.39%
FBO Various Retirement Plans (SRPS)
P.O. Box 1408
Milwaukee, WI  53201

Charles Schwab & Co, Inc.                       Municipal Bond - Investor - 1,918,270                           8.89%
101 Montgomery St
San Francisco, CA  94104

Southwest Bank of Texas NA                      Municipal Money Market - Investor - 182,004,168                14.57%
P.O. Box 27459
Houston, TX  77227

Charles Schwab & Co, Inc.                       Short-Term Bond - Investor - 11,683,616                        16.31%
101 Montgomery St.
San Francisco, CA  94104

Charles Schwab & Co, Inc.                       Short-Term Bond - Advisor Class - 1,271,227                    88.30%
101 Montgomery St
San Francisco, CA  94104

Gene A. Salmon                                  Short-Term Bond - Institutional - 869,694                      11.71%
P.O. Box 308
Urbana, IL  61803

20% Equity Portfolio                            Short-Term Bond - Institutional - 736,762                       9.92%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

50% Equity Portfolio                            Short-Term Bond - Institutional - 706,812                       9.52%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

35% Equity Portfolio                            Short-Term Bond - Institutional - 474,952                       6.40%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Muhlenberg College                              Short-Term Bond - Institutional - 437,637                       6.03%
2400 W. Chew Street
Allentown, PA  18104

60% Equity Portfolio                            Short-Term Bond - Institutional - 437,637                       5.89%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Bond  Portfolio                                 Short-Term Bond - Institutional - 429,739                       5.79%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Balanced Portfolio                              Short-Term Bond - Institutional - 413,874                       5.57%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

SSBT Trustee/Custodian                          Short-Term Bond - Institutional - 380,942                       5.13%
P.O. Box 1408
Milwaukee, WI  53201

Charles Schwab & Co, Inc.                       Short-Term High Yield Bond - Investor - 6,124,946              25.89%
101 Montgomery St.
San Francisco, CA  94104

Strong Investments, Inc.                        Short-Term High Yield Bond - Investor - 3,115,481              13.17%
100 Heritage Reserve
Menomonee Falls, WI  53051

Charles Schwab & Co, Inc.                       Short-Term High Yield Bond - Advisor - 6,908,619               88.58%
101 Montgomery St
San Francisco, CA  94104

Trucojo                                         Short-Term High Yield Bond  - Advisor - 762,762                 9.78%
4305 FrederickBlvd.
Saint Joseph, MO  64502

Dean V. White                                   Short-Term High Yield Municipal - Investor - 4,276,652         26.13%
1000 E. 80th Place - Ste. 700N
Merrillville, IN  46410

Charles Schwab & Co, Inc.                       Short-Term High Yield Municipal - Investor - 2,158,239         13.19%
101 Montgomery St.
San Francisco, CA  94104

Skywest, Inc.                                   Short-Term High Yield Municipal - Investor - 1,900,398         11.61%
444 S. River Rd.
St. George, UT  84790

Strong Investments, Inc.                        Short-Term Income - Investor - 4,841,870                       88.49%
100 Heritage Reserve
Menomonee Falls, WI  53051

U.S. Clearing                                   Short-Term Income - Investor - 435,676                          7.96%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

Charles Schwab & Co, Inc.                       Short-Term Municipal Bond - Investor - 7,397,466               13.74%
101 Montgomery St.
San Francisco, CA  94104

Merrill Lynch Pierce Fenner & Smith, Inc.       Short-Term Municipal Bond - Class C - 135,701                  42.14%
4800 Deer Lake Dr E FL 3
Jacksonville, FL  32246

Raymond James & Associates, Inc.                Short-Term Municipal Bond - Class C - 102,354                  31.79%
880 Carillon Parkway
St. Petersburg, FL  55112

U.S. Clearing Corp.                             Tax-Free Money - Investor - 149,536,080                        14.99%
26 Broadway
New York, NY  10004

Edwin J. Clark                                  Tax-Free Money - Investor - 54,313,825                          5.45%
22 Harbor View Dr.
Sugar Land, TX  77479

Charles Schwab & Co, Inc.                       Ultra Short-Term Income - Investor - 32,356,345                18.54%
101 Montgomery St.
San Francisco, CA  94104

Strong Investments, Inc,                        Ultra Short-Term Income - Investor - 8,754,423                  5.02%
100 Heritage Reserve
Menomonee Falls, WI  53051

Charles Schwab & Co, Inc.                       Ultra Short-Term Income - Advisor - 10,588,687                 86.07%
101 Montgomery Street
San Francisco, CA  94104

Dean V. White                                   Ultra Short-Term Income - - Institutional - 1,541,763          14.39%
1000 E. 80th Place - Ste 700N
Merrillville, IN  46410

Charles Schwab & Co, Inc.                       Ultra Short-Term Income - Institutional - 1,499,940            14.00%
101 Montgomery Street
San Francisco, CA  94104

McData Corp.                                    Ultra Short-Term Income - Institutional - 1,090,199            10.17%
310 Interlocken Parkway
Broomfield, CO  80021

Dairyland Power Cooperative                     Ultra Sort-Term Income - Institutional - 754,149                7.04%
P.O. Box 817
LaCrosse, WI  54602

50% Equity Portfolio                            Ultra Short-Term Income - Institutional - 668,979               6.24%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

National Investor Services                      Ultra Short-Term Income - Institutional - 656,659               6.13%
55 Water Street - 32nd Floor
New York, NY  10041

Canal Securities Company                        Ultra Short-Term Income - Institutional - 582,999               5.44%
P.O. Box 1522
Elmira, NY  14902

Charles Schwab & Co, Inc.                       Ultra Short-Term Municipal Income - Investor - 25,471,444      10.66%
101 Montgomery St.
San Francisco, CA  94104

U.S. Clearing                                   Ultra Short-Term Municipal Income - Investor - 17,938,780       7.51%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

Charles Schwab & Co, Inc.                       Ultra Short-Term Municipal Income - Advisor - 10,224,262       92.71%
101 Montgomery St
San Francisco, CA  94104

Charles Schwab & Co, Inc.                       Ultra Sort-Term Municipal Income - Institutional -             16.09%
101 Montgomery St                               13,916,333
San Francisco, CA  94104

National Financial Services Corp                Ultra Short-Term Municipal Income - Institutional -            12.38%
One World Financial Center                      10,713,936
200 Liberty St
New York, NY  10281

Jon Kinzenbaw & Marcia Kinzenbaw                Ultra Short-Term Income - Institutional - 4,819,496             5.57%
2148 PP Ave.
Williamsburg, IA  52361

Drake & Co.                                     Ultra Short-Term Income - Institutional - 4,739,481             5.48%
333 W. 34th Street FL 7
New York, NY  10001

U.S. Clearing                                   Wisconsin Tax-Free - Investor - 997,803                        18.26%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

Charles Schwab & Co, Inc.                       Wisconsin Tax-Free - Investor - 577,032                        10.56%
101 Montgomery St.
San Francisco, CA  94104

American Enterprise Investment Services         Wisconsin Tax-Free - Class C - 23,926                           9.73%
P.O. Box 9446
Minneapolis, MN  55440

American Enterprise Investment Services         Wisconsin Tax-Free - Class C - 13,428                           5.46%
P.O. Box 9446
Minneapolis, MN  55440

American Enterprise Investment Services         Wisconsin Tax-Free - Class C - 12,444                           5.06%
P.O. Box 9446
Minneapolis, MN  55440



Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Ms. Ohm is Assistant Executive Vice President of the Advisor, Mr. Petersen is Managing Counsel of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, Secretary, and Chief Legal Officer of the Advisor, Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President and Chief Financial Officer of the Advisor. As of December 31, 2003, the Advisor had over $37 billion under management.


The Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND EXCEPT THE CORPORATE INCOME, FLORIDA MUNICIPAL MONEY MARKET, MINNESOTA TAX-FREE, AND SHORT-TERM INCOME FUNDS. The Board last reviewed the Advisory Agreement on May 2, 2003. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor;
(ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisors;
(iii) the management fee rates and payment arrangements; (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and (vi) the profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee). On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

THE FOLLOWING PARAGRAPH APPLIES TO THE CORPORATE INCOME AND SHORT-TERM INCOME FUNDS ONLY.
The Board last reviewed the Advisory Agreement on August 2, 2002. In its review, the Board was provided materials relating to and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor;
(ii) the fees and expenses that would be paid as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements; (iv) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (v) other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds (including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

THE FOLLOWING PARAGRAPH APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET AND MINNESOTA TAX-FREE FUNDS ONLY. The Board reviewed the Advisory Agreement for each Fund on November 8, 2002. In its review, the Board was provided materials relating to (i) the terms of the Advisory Agreement, including the nature and scope of services provided by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid as compared to the fees and expenses paid by similar funds managed by other investment advisors; (iii) the management fee rates and payment arrangements; (iv) the type and scope of services that historically have been provided by the Advisor to the Strong Family of Funds and the ability of the Advisor to continue to provide high quality investment advisory services, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (v) other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds (including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.


Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all of its other expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for Directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and Director meetings.


On May 4, 2001, the Board determined that certain administrative services provided by the Advisor to the Money Market, Municipal Money Market, and Tax-Free Money Funds under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board also approved an amendment to the Advisory Agreement (the "Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same.


As a result of these arrangements, the following changes to the management fees were made. The management fee paid by the Money Market, Municipal Money Market, and Tax-Free Money Funds was reduced by 0.35% of the average daily net asset value of the Fund. effective July 23, 2001.


THE FOLLOWING PARAGRAPH IS APPLICABLE FOR EACH FUND, EXCEPT THE CORPORATE INCOME, FLORIDA MUNICIPAL MONEY MARKET, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, SHORT-TERM INCOME, AND WISCONSIN TAX-FREE FUNDS. On May 4, 2001, the Board approved the following changes to the Amended Advisory Agreement, which were approved by shareholders on July 20, 2001, for each applicable Fund, except the Government Securities Fund, and on July 30, 2001 for the Government Securities Fund. Under the revised Advisory Agreement for each Fund, except the Heritage Money, Money Market, Municipal Money Market, and Tax-Free Money Funds, the management fees are calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. The specific asset levels at which management fees are reduced for these Funds are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement for all Funds except the Tax-Free Money Fund under a state law requirement that had since been repealed. In addition, under the revised Advisory Agreement for all Funds, the management fee is accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.


FUND                                             ANNUAL RATE

---------------------------------------------- ---------------------------------

Corporate Bond Fund                         0.375%
Corporate Income Fund                       0.375%
Florida Municipal Money Market Fund         0.15%
Government Securities Fund                  0.35%
Heritage Money Fund                         0.15%
High-Yield Bond Fund                        0.375%
High-Yield Municipal Bond Fund              0.35%
Intermediate Municipal Bond Fund            0.37%
Minnesota Tax-Free Fund                     0.37%
Money Market Fund                           0.15% (0.50% prior to 7/23/01)
Municipal Bond Fund                         0.35%
Municipal Money Market Fund                 0.15% (0.50% prior to 7/23/01)
Short-Term Bond Fund                        0.375%
Short-Term High Yield Bond Fund             0.375%
Short-Term High Yield Municipal Fund        0.35%
Short-Term Income Fund                      0.375%
Short-Term Municipal Bond Fund              0.25%
Tax-Free Money Fund                         0.15% (0.50% prior to 7/23/01)
Ultra Short-Term Income Fund                0.30%
Ultra Short-Term Municipal Income Fund      0.30%
Wisconsin Tax-Free Fund                     0.37%


In addition, the Funds shown below are subject to the following breakpoint schedule.


                                                             CURRENT ANNUAL MANAGEMENT FEE RATE
------------------------------------------ ------------------------------------------------------------------------
                                                                  AVERAGE DAILY NET ASSETS
------------------------------------------ ----------------------- ------------------------ -----------------------
                                            FOR ASSETS UNDER $4         FOR THE NEXT              FOR ASSETS
FUND                                              BILLION           $2 BILLION IN ASSETS     $6 BILLION AND ABOVE
------------------------------------------ ----------------------- ------------------------ -----------------------
Corporate Bond Fund                              0.375%                 0.35%                       0.325%
Corporate Income Fund                            0.375%                 0.35%                       0.325%
Florida Municipal Money Market Fund              0.15%                  0.15%                       0.15%
Government Securities Fund                       0.35%                  0.325%                      0.30%
High-Yield Bond Fund                             0.375%                 0.35%                       0.325%
High-Yield Municipal Bond Fund                   0.35%                  0.325%                      0.30%
Intermediate Municipal Bond Fund                 0.37%                  0.345%                      0.32%
Minnesota Tax-Free Fund                          0.37%                  0.345%                      0.32%
Municipal Bond Fund                              0.35%                  0.325%                      0.30%
Short-Term Bond Fund                             0.375%                 0.35%                       0.325%
Short-Term High Yield Bond Fund                  0.375%                 0.35%                       0.325%
Short-Term High Yield Municipal Fund             0.35%                  0.325%                      0.30%
Short-Term Income Fund                           0.375%                 0.35%                       0.325%
Short-Term Municipal Bond Fund                   0.25%                  0.225%                      0.20%
Ultra Short-Term Income Fund                     0.30%                  0.275%                      0.25%
Ultra Short-Term Municipal Income Fund           0.30%                  0.275%                      0.25%
Wisconsin Tax-Free Fund                          0.37%                  0.345%                      0.32%

The Fund paid the following management fees for the time periods indicated:

                                                                                           MANAGEMENT FEE
      FISCAL YEAR ENDED           MANAGEMENT FEE ($)            WAIVER($)                 AFTER WAIVER ($)
------------------------------- ----------------------- --------------------------- -----------------------------

Corporate Bond Fund

10/31/01                                     4,289,846                           0                   4,289,846
10/31/02                                     4,339,906                           0                   4,339,906
10/31/03                                     2,668,413                           0                   2,668,413

Corporate Income Fund

10/31/03                                        91,479                      75,526                      15,953

Florida Municipal Money Market Fund

10/31/03(1)                                     28,960                       9,632                      19,328


Government Securities Fund

10/31/01                                     5,177,814                           0                   5,177,814
10/31/02                                     7,231,321                           0                   7,231,321
10/31/03                                     8,850,823                           0                   8,850,823

Heritage Money Fund

10/31/01                                     2,816,454                           0                   2,816,454
10/31/02                                     3,345,183                           0                   3,345,183
10/31/03                                     2,531,478                     144,414                   2,387,064

High-Yield Bond Fund

10/31/01                                     3,354,432                           0                   3,354,432
10/31/02                                     3,297,574                           0                   3,297,574
10/31/03                                     1,959,660                           0                   1,959,660

High-Yield Municipal Bond Fund

10/31/01                                     1,129,155                           0                   1,129,155
10/31/02                                       724,663                           0                     724,663
10/31/03                                       430,542                           0                     430,542

Intermediate Municipal Bond Fund

10/31/01(2)                                      1,406                       1,406                           0
10/31/02                                        54,123                      43,680                      10,443
10/31/03                                       159,623                      85,005                      74,618

Minnesota Tax-Free Fund

10/31/03(3)                                     11,596                      11,596                           0

Money Market Fund

10/31/01                                     8,469,711                           0                   8,469,711
10/31/02                                     3,038,578                           0                   3,038,578
10/31/03                                     2,747,177                           0                   2,747,177

Municipal Bond Fund

10/31/01                                       860,285                           0                     860,285
10/31/02                                       876,451                           0                     876,451
10/31/03                                       801,508                           0                     801,508

Municipal Money Market Fund

10/31/01                                    11,698,928                           0                  11,698,928
10/31/02                                     4,032,517                           0                   4,032,517
10/31/03                                     2,795,991                           0                   2,975,991

Short-Term Bond Fund

10/31/01                                     4,887,840                           0                   4,887,840
10/31/02                                     4,526,177                           0                   4,526,177
10/31/03                                     3,318,671                           0                   3,318,671

Short-Term High Yield Bond Fund

10/31/01                                     1,360,896                           0                   1,360,896
10/31/02                                     1,233,074                           0                   1,233,074
10/31/03                                     1,081,342                           0                   1,081,342

Short-Term High Yield Municipal Fund

10/31/01                                       453,466                           0                     453,466
10/31/02                                       458,532                           0                     458,532
10/31/03                                       492,222                           0                     492,222

Short-Term Income Fund

10/31/03                                       180,833                     113,058                      67,775






Short-Term Municipal Bond Fund

10/31/01                                       898,622                           0                     898,622
10/31/02                                     1,375,158                           0                   1,375,158
10/31/03                                     1,552,322                           0                   1,552,322

Tax-Free Money Fund

10/31/01(4)                                    269,434                           0                     269,434
10/31/02                                       334,753                           0                     334,753
10/31/03                                     1,454,549                           0                   1,454,549

Ultra Short-Term Income Fund

10/31/01                                     9,091,788                           0                   9,091,788
10/31/02                                     9,952,354                           0                   9,952,354
10/31/03                                     7,310,233                           0                   7,310,233

 Ultra Short-Term Municipal Income Fund


10/31/01                                     4,525,644                           0                   4,525,644
10/31/02                                     4,873,033                           0                   4,873,033
10/31/03                                     5,588,564                           0                   5,588,564

Wisconsin Tax-Free Fund

10/31/01(5)                                     27,842                      27,842                           0
10/31/02                                       166,345                     166,345                           0
10/31/03                                       278,232                     208,363                      69,869

(1)  For the eleven-month fiscal period ended October 31, 2003.
(2)  For the three-month fiscal period ended October 31, 2001.
(3)  For the ten-month fiscal period ended October 31, 2003.
(4)  For the  ten-month  fiscal  period  ended  October  31,  2001.
(5)  For the six-month fiscal period ended October 31, 2001.


ADMINISTRATIVE PROCEEDINGS

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


CODE OF ETHICS

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every Director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.




The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.


SERVICES
The Advisor offers investment advisory services to mutual funds, qualified pension and profit sharing plans, other qualified and non-qualified retirement plans, insurance companies, corporations, banks, partnerships, charitable foundations and other charitable organizations, and high net worth individuals, families, and trusts. The Advisor also serves as the Collateral Manager for the issuers of a limited number of Collateralized Debt Obligations (CDOs). CDOs are generally private offerings of tranches of investment-grade debt securities that are secured by a portfolio of either investment-grade or non-investment-grade debt obligations (collateral debt securities). The Advisor also serves as program manager to Qualified Tuition Programs established under Section 529 of the Internal Revenue Code ("College Savings Plan"). A College Savings Plan is generally a tax-advantaged trust created by a state in order to allow individuals to save for qualified higher education expenses.

The Advisor offers two programs of custom portfolio management : Strong Advisor and Strong Private Client. Strong Advisor is designed to help individual investors invest in a portfolio of Strong Funds and certain other unaffiliated mutual funds. Strong Private Client is designed to help investors invest in a portfolio of stocks, bonds, Strong Funds and other unaffiliated mutual funds. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs (individually or collectively a "Strong Program"), may invest a portion of the Strong Program's assets in any one Strong Fund, which , in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision by the Advisor to redeem the Strong Program's investment in the Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Program and of the Fund's other shareholders.


The Advisor also currently offers three non-discretionary advice and recommendation services: Strong Financial Navigator, Strong Planning for Retirement, and Strong Retirement Income Planner. Please request the Advisor's Form ADV for additional information about these programs. The programs are subject to change.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Advisor makes available to the public, Strong mutual fund portfolio holdings monthly, following a one-month lag. This information may include one or more of the following: the name of the security, an indication of position size or month-end valuation, or other descriptive characteristics reasonably requested.


In the course of the normal operation of its investment advisory business, the Advisor may release and discuss portfolio holdings with broker/dealers and custodians.

The Advisor will not disclose any additional or more frequent mutual fund holdings information except as required by law or as is consistent with the best interest of the Funds' shareholders for legitimate business purposes and approved in advance by the firm's chief compliance officer or chief legal officer.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

PROXY VOTING POLICIES AND PROCEDURES

The following summary describes how Strong Capital Management, Inc. ("Advisor"), as investment adviser to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.

GENERAL PRINCIPLE.
The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

THE PROXY COMMITTEE.
The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

PROCESS.
In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

ROUTINE CORPORATE ADMINISTRATIVE ITEMS.
The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

o    Appointment or election of auditors;
o Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
o    Routine election or re-election of unopposed directors;
o    Director's liability and indemnification;
o Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, PROVIDED, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
o Stock option plans, when 10% or fewer or the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), PROVIDED, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
o    Employee stock purchase or ownership plans;
o    Name changes; and
o    The time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.

SPECIAL INTEREST ISSUES.
While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:

o    Restrictions on military contracting;
o    Restrictions on the marketing of controversial products;
o    Restrictions on corporate political activities;
o    Restrictions on charitable contributions;
o    Restrictions on doing business with foreign countries;
o    A general policy regarding human rights;
o    A general policy regarding employment practices;
o    A general policy regarding animal rights;
o    A general policy regarding nuclear power plants;
o    Compensation plans; and
o    Rotating the location of the annual meeting among various cities.

RESOLVING MATERIAL CONFLICTS OF INTEREST.
The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.

To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines,
b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.

PROXY VOTING RECORD RETENTION.
The Advisor retains the following records for a minimum of five years: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.


After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's website at www.sec.gov, filed on form N-PX.


                                  ADMINISTRATOR

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND EXCEPT THE CORPORATE INCOME, FLORIDA MUNICIPAL MONEY MARKET, MINNESOTA TAX-FREE, AND SHORT-TERM INCOME FUNDS. Effective November 30, 2001, the Fund entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions as the Administration Agreement. Prior to November 30, 2001, the Fund had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided under the Advisory Agreement.

The Corporate Income, Florida Municipal Money Market, Minnesota Tax-Free, and Short-Term Income Funds have each entered into an Administration Agreement with the Administrator for administration services.


Each Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each multi-classed Fund has entered into separate administration agreements with the Administrator for each of its separate class of shares ("Administration Agreement - Investor Class," "Administration Agreement - Institutional Class," "Administration Agreement - Advisor Class," and "Administration Agreement - Class C"). The Corporate Income, Florida Municipal Money Market, High-Yield Municipal Bond, Intermediate Municipal Bond, Money Market, Municipal Bond, Municipal Money Market, Short-Term High Yield Municipal, Short-Term Income, and Tax-Free Money Funds are authorized to offer Investor Class shares. The Corporate Bond, Heritage Money, High-Yield Bond, Short-Term Bond, Ultra Short-Term Municipal Income, and Ultra Short-Term Income Funds are authorized to offer three classes of shares: Investor Class, Advisor Class, and Institutional Class shares. The Short-Term High Yield Bond Fund is authorized to offer two classes of shares: Investor Class and Advisor Class shares. The Short-Term Municipal Bond , Wisconsin Tax-Free, and Minnesota Tax-Free Funds are authorized to offer two classes of shares: Investor Class and Class C shares. The Government Securities Fund is authorized to offer four classes of shares:
Investor Class, Advisor Class, Institutional Class, and Class C shares.


The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

ADMINISTRATION AGREEMENT - INVESTOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Investor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the Distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Corporate Bond, Corporate Income, Government Securities, High-Yield Bond, High-Yield Municipal Bond, Intermediate Municipal Bond, Minnesota Tax-Free, Municipal Bond, Short-Term Bond, Short-Term High Yield Bond, Short-Term High Yield Municipal, Short-Term Income, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds under the Administration Agreement, the Advisor receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Ultra Short-Term Income and Ultra Short-Term Municipal Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Florida Municipal Money Market, Heritage Money, Money Market, Municipal Money Market, and Tax-Free Money Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.37% of the Fund's average daily net assets attributable to the Investor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND EXCEPT THE CORPORATE INCOME, FLORIDA MUNICIPAL MONEY MARKET, MINNESOTA TAX-FREE, AND SHORT-TERM INCOME FUNDS. Prior to November 30, 2001, the Advisor provided administrative services to the Funds. Prior to July 23, 2001, the Advisor received a fee from the Ultra Short-Term Income and Ultra Short-Term Municipal Income Funds at the annual rate of 0.30%, from the Corporate Bond, High-Yield Bond, High-Yield Municipal Bond, Municipal Bond, Short-Term Bond, Short-Term High Yield Bond, Short-Term High Yield Municipal, and Short-Term Municipal Bond Funds at the annual rate of 0.25%, and from the Heritage Money Fund at the annual rate of 0.35% of the Fund's average daily net assets attributable to the Investor Class shares. Prior to July 31, 2001, the Advisor received a fee from the Government Securities Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. Prior to April 12, 2001, the fees were computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - ADVISOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual Advisor class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the Distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and
(xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares of the Ultra Short-Term Income and the Ultra Short-Term Municipal Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Heritage Money Fund under the Administration Agreement, the Administrator receives a fee from the Heritage Money Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Corporate Bond, Government Securities, High-Yield Bond, Short-Term Bond, and Short-Term High Yield Bond Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to November 30, 2001, the Advisor provided administrative services to the Funds. Prior to July 23, 2001, the Advisor received a fee from the Ultra Short-Term Income and Ultra Short-Term Municipal Income Funds at the annual rate of 0.30% and from the Corporate Bond, High-Yield Bond, Short-Term Bond, and Short-Term High Yield Bond Funds at the annual rate of 0.25% of each Fund's average daily net assets attributable to the Advisor Class shares. Prior to July 31, 2001, the Advisor received a fee from the Government Securities Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 12, 2001, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual Institutional class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the Distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares of the Corporate Bond, Government Securities, Heritage Money, High-Yield Bond, Short-Term Bond, Ultra Short-Term Income, and Ultra Short-Term Municipal Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator. Prior to November 30, 2001, the Advisor provided administrative services to the Fund. Prior to April 12, 2001, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - CLASS C

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class C shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Class C shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Class C shares, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Class C shareholders, and attending to routine correspondence and other communications with individual Class C shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Class C shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Class C shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Class C shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Class C shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the Distributor of the gross amount of purchase and redemption orders for Class C shares; and (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Class C shares of the Government Securities, Minnesota Tax-Free, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds, the Administrator receives a fee from the Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to Class C shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time period indicated. From time to time, the Administrator may waive all or a portion of its administrative fee and may voluntarily absorb expenses for the Fund.

                                                                                              ADMINISTRATIVE FEE
      FISCAL YEAR ENDED           ADMINISTRATIVE FEE ($)             WAIVER ($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Corporate Bond Fund - Investor Class

10/31/01                                          2,888,758                  0                    2,888,758
10/31/02                                          3,003,122                  0                    3,003,122
10/31/03                                          1,743,132                  0                    1,743,132

Corporate Bond Fund - Advisor Class

10/31/01                                             41,529                  0                       41,529
10/31/02                                             91,942                598                       91,344
10/31/03                                             85,443               7,488                       77,955

Corporate Bond Fund - Institutional Class

10/31/01                                              3,221                  0                        3,221
10/31/02                                              8,580                  0                        8,580
10/31/03                                             11,702                  0                       11,702

Corporate Income Fund - Investor Class(1)

10/31/03                                             68,304             68,304                            0

Florida Municipal Money Market Fund - Investor Class(2)

10/31/03(3)                                          71,203             34,268                       36,935

Government Securities Fund - Investor Class(

10/31/01                                          3,688,007                  0                    3,688,007
10/31/02                                          5,356,723                  0                    5,356,723
10/31/03                                          6,408,043                  0                    6,408,043

Government Securities Fund - Advisor Class

10/31/01                                              9,730                  0                        9,730
10/31/02                                            143,983                  0                      143,983
10/31/03                                            365,287                  0                      365,287

Government Securities Fund - Institutional Class

10/31/01                                              9,357                  0                        9,357
10/31/02                                             17,570                  0                       17,570
10/31/03                                             21,684                  0                       21,684

Government Securities Fund - Class C(4)

10/31/03(5)                                           3,768                  0                        3,768





Heritage Money Fund - Investor Class

10/31/01                                          5,050,797          2,476,280                    2,574,517
10/31/02                                          4,350,513          2,298,628                    2,051,885
10/31/03                                          3,192,045          1,865,383                    1,326,662

Heritage Money Fund - Advisor Class

10/31/01                                              2,465              2,462                            3
10/31/02                                              4,063              1,084                        2,979
10/31/03                                              2,468                  0                        2,468

Heritage Money Fund - Institutional Class(

10/31/01                                             88,833             65,938                       22,895
10/31/02                                            204,276            203,534                          742
10/31/03                                            162,519            159,104                        3,415

High-Yield Bond Fund - Investor Class

10/31/01                                          2,291,200                  0                    2,291,200
10/31/02                                          2,248,842                  0                    2,248,842
10/31/03                                          1,288,716                  0                    1,288,716

High-Yield Bond Fund - Advisor Class

10/31/01                                             19,957                  0                       19,957
10/31/02                                             52,308              8,487                       43,821
10/31/03                                             67,146              6,338                       60,808

High-Yield Bond Fund - Institutional Class(6)

10/31/01(7)                                             285                  0                          285
10/31/02                                             10,375                  0                       10,375
10/31/03                                              7,672                  0                        7,672

High-Yield Municipal Bond Fund - Investor Class

10/31/01                                            843,906                  0                     843,906
10/31/02                                            567,937                  0                     567,937
10/31/03                                            345,154                  0                     345,154

Intermediate Municipal Bond Fund - Investor Class(6)

10/31/01(7)                                           1,068              1,056                          12
10/31/02                                             40,928             40,754                         174
10/31/03                                            120,938            107,844                      13,094

Minnesota Tax Free Fund - Investor Class(4)

10/31/03(5)                                           7,533              7,533                            0

Minnesota Tax-Free Fund - Class C(4)

10/31/03(5)                                           1,252              1,252                            0

Money Market Fund - Investor Class(14)

10/31/01(7)                                       2,111,020                  0                   2,111,020
10/31/02                                          7,495,158          2,814,405                   4,680,753
10/31/03                                          6,730,869          5,580,581                   1,150,288

Municipal Bond Fund - Investor Class

10/31/01                                            641,585                  0                     641,585
10/31/02                                            692,262                  0                     692,262
10/31/03                                            641,607                  0                     641,607

Municipal Money Market Fund - Investor Class(14)

10/31/01(7)                                       2,996,993                  0                   2,996,993
10/31/02                                          9,938,102                  0                   9,938,102
10/31/03                                          6,893,834                  0                   6,893,834

Short-Term Bond Fund - Investor Class

10/31/01                                          3,229,991                  0                    3,229,991
10/31/02                                          3,199,236                  0                    3,199,236
10/31/03                                          2,274,652                  0                    2,274,652

Short-Term Bond Fund - Advisor Class

10/31/01                                              8,377                  0                        8,377
10/31/02                                             28,219              1,121                       27,098
10/31/03                                             31,719                  0                       31,719

Short-Term Bond Fund - Institutional Class

10/31/01                                             10,830                  0                       10,830
10/31/02                                             11,128                  0                       11,128
10/31/03                                             12,255                  0                       12,255

Short-Term High Yield Bond Fund - Investor Class

10/31/01                                            920,397                  0                      920,397
10/31/02                                            854,051                  0                      854,051
10/31/03                                            674,931                  0                      674,931

Short-Term High Yield Bond Fund - Advisor Class

10/31/01                                             21,005                  0                       21,005
10/31/02                                             66,644              5,038                       61,606
10/31/03                                            132,471                  0                      132,471

Short-Term High Yield Municipal Fund - Investor Class(
10/31/01                                            339,121             20,336                     318,785
10/31/02                                            362,945                  0                     362,945
10/31/03                                            393,778                  0                     393,778






Short-Term Income Fund - Investor Class(1)

10/31/03                                            135,109            135,109                            0

Short-Term Municipal Bond Fund - Investor Class

10/31/01                                            950,372                  0                     950,372
10/31/02                                          1,519,206                  0                   1,519,206
10/31/03                                          1,739,298                  0                   1,739,298

Short-Term Municipal Bond Fund - Class C(8)

10/31/03(9)                                           3,119                  0                        3,119

Tax-Free Money Fund - Investor Class(10)

10/31/01(11)                                        128,684              2,201                     126,483
10/31/02                                            815,535            330,135                     485,200
10/31/03                                          3,592,825          2,710,801                     882,024

Ultra Short-Term Income Fund - Investor Class

10/31/01                                          7,617,166                  0                    7,617,166
10/31/02                                          8,752,193                  0                    8,752,193
10/31/03                                          6,859,784                  0                    6,859,784

Ultra Short-Term Income Fund - Advisor Class

10/31/01                                            105,939                  0                      105,939
10/31/02                                            316,856                  0                      316,856
10/31/03                                            417,021                  0                      417,021

Ultra Short-Term Income Fund - Institutional Class

10/31/01                                            108,832                  0                      108,832
10/31/02                                            114,177                  0                      114,177
10/31/03                                             46,330                  0                       46,330

Ultra Short-Term Municipal Income Fund - Investor Class

10/31/01                                          3,567,974                  0                    3,567,974
10/31/02                                          4,133,675                  0                    4,133,675
10/31/03                                          4,508,876                  0                    4,508,876

Ultra Short-Term Municipal Income Fund - Advisor Class

10/31/01                                              8,244                  2                        8,242
10/31/02                                             57,855                  0                       57,855
10/31/03                                            154,667                  0                      154,667

Ultra Short-Term Municipal Income Fund - Institutional Class

10/31/01                                             53,162                  0                       53,162
10/31/02                                             50,243                  0                       50,243
10/31/03                                             90,215                  0                       90,215

Wisconsin Tax-Free Fund - Investor Class(12)

10/31/01(13)                                         21,027             21,027                           0
10/31/02                                            128,668            103,999                      24,669
10/31/03                                            206,956            206,956                           0

Wisconsin Tax-Free Fund - Class C(4)

10/31/03(5)                                           3,612                  0                        3,612


(1)  First offered on October 31, 2002.
(2)  First offered on November 29, 2002.
(3)  For the eleven-month fiscal period ended October 31, 2003.
(4)  First offered on December 26, 2002.
(5)  For the ten-month fiscal period ended October 31, 2003.
(6)  First offered on July 31, 2001.
(7)  For the three-month fiscal period ended October 31, 2001.
(8)  First offered on January 31, 2003.
(9)  For the nine-month fiscal period ended October 31, 2003.
(10) First offered on December 15, 2000.
(11) For the ten-month fiscal period ended October 31, 2001.
(12) First offered on April 6, 2001.
(13) For the six-month fiscal period ended October 31, 2001.
(14) First applicable on July 23, 2001.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a
continuous   basis.  The  Distribution   Agreement  further  provides  that  the
Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The Investor Class, Advisor Class, and Institutional Class shares of each Fund are offered on a "no-load" basis, which means investors pay no up-front sales charge on the purchases of these shares. The Fund pays the Distributor an annual 12b-1 fee on certain Investor Class shares and on Advisor Class shares. See "Distribution Plan" for more information.


The offering price of Class C shares of the Fund is the net asset value. However, investors pay a 1.00% CDSC on Class C shares in certain circumstances. See Appendix C for more information on Class C shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class C shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, and which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class C shares.


Pursuant to a distribution plan adopted on behalf of the Advisor Class shares of the Corporate Bond, Heritage Money, High-Yield Bond, Short-Term Bond, Short-Term High Yield Bond, Ultra Short-Term Income, and Ultra Short-Term Municipal Income Funds; the Advisor Class and Class C shares of the Government Securities Fund; the Investor Class shares of the Corporate Income and Short-Term Income Funds; the Investor and Class C shares of the Minnesota Tax-Free and Wisconsin Tax-Free Funds and the Class C shares of the Short-Term Municipal Bond Fund ("12b-1 shares"), in accordance with Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the 12b-1 Investor and Advisor Class shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Payments made to the Distributor under the Rule 12b-1 Plan for the Class C shares are limited to payment at an annual rate equal to 1.00% of average daily net assets attributable to 12b-1 shares. The Distributor is not compensated under the Distribution Agreement for the distribution of Fund shares unless the Fund participates in the Rule 12b-1 Plan.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION ONLY APPLIES TO THE 12B-1 SHARES OF THE CORPORATE BOND, CORPORATE INCOME, GOVERNMENT SECURITIES, HERITAGE MONEY, HIGH-YIELD BOND, MINNESOTA TAX-FREE, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, SHORT-TERM MUNICIPAL BOND, ULTRA SHORT-TERM INCOME, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS.

                                DISTRIBUTION PLAN


The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act, ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 Investor and Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund and the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class. The Advisor and/or an affiliate, including the Distributor, may make payments from their own resources to brokers, financial advisors, or others for selling Fund shares.


INVESTOR AND ADVISOR CLASS SHARES. The Fund pays up to 0.25% per year of each class' average daily net assets to the Distributor or others.

CLASS C SHARES. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.

The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Such benefits might include access to new markets resulting in additional sales of the class of shares, greater potential for economies of scale, greater retention of assets in the class of shares, and the provision of shareholder support services by entities with whom shareholders have other relationships. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Board will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.


The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:

                                                                                                         REMAINING 12B-1
                                                                                                         FEES USED TO PAY
                                                                                                        FOR 1) ADVERTISING
                                                                                                               AND
                                                                                                         2) PRINTING, AND
                                                                                                            MAILING OF
                                                          COMPENSATION TO                                PROSPECTUSES TO
                          GROSS 12B-1                      UNAFFILIATED       12B-1 FEES RETAINED BY    OTHER THAN CURRENT
   FISCAL YEAR ENDED        FEES ($)        WAIVER ($)  BROKER-DEALERS ($)   THE DISTRIBUTOR ($) (1)     SHAREHOLDERS ($)
------------------------ --------------- -------------- -------------------- ------------------------- ---------------------

Corporate Bond Fund - Advisor Class

10/31/01                         39,304              0             34,598                          0                    38
10/31/02                         82,091              0             80,530                      2,100                   319
10/31/03                         76,296          2,904             75,496                      2,150                 5,075


Corporate Income Fund - Investor Class(1)

10/31/03                         60,804         60,804                  0                          0                38,302


Government Securities Fund - Advisor Class

10/31/01                          9,054              0              6,874                          0                     1
10/31/02                        128,556          8,187            107,533                      2,737                     0
10/31/03                        326,149          6,418            301,888                      3,682                27,332


Government Securities Fund - Class C(2)

10/31/03(3)                      13,527            705                561                     10,549                    12

Heritage Money Fund - Advisor Class

10/31/01                         30,812             86             25,199                          0                    50
10/31/02                         50,721          1,768             35,134                     16,186                   518
10/31/03                         30,859         12,151             32,702                          0                    62


High-Yield Bond Fund - Advisor Class

10/31/01                         18,811              0             15,943                          0                     2
10/31/02                         46,703              0             45,216                      1,187                   170
10/31/03                         59,896          2,619             52,317                      1,843                 6,006


Intermediate Municipal Bond Fund(4)

10/31/01(5)                         996            988                   0                          0                     0
10/31/02                         36,563         36,563                   0                          8                     0
10/31/03                        107,887        107,887                  0                          0                91,021


Minnesota Tax-Free Fund - Investor Class(2)

10/31/03(3)                       6,725          6,725                  0                          0                 4,504


Minnesota Tax-Free Fund - Class C(2)

10/31/03(3)                       4,486          4,486                908                      2,156                     1


Short-Term Bond Fund - Advisor Class

10/31/01                          7,765              0              5,897                          0                     5
10/31/02                         25,191              0             25,017                        407                    99
10/31/03                         28,332         3,156             26,083                        771                 1,592


Short-Term High Yield Bond Fund - Advisor Class

10/31/01                         19,722              0             16,264                          0                     2
10/31/02                         59,504              0             56,949                        907                   153
10/31/03                        118,426         16,008             98,118                      2,287                 9,632


Short-Term Income Fund - Investor Class (1)

10/31/03                        120,555        120,555                  0                          0                71,674


Short-Term Municipal Bond Fund - Class C(6)

10/31/03(7)                      11,212            283                368                      8,486                     0


Ultra Short-Term Income Fund - Advisor Class

10/31/01                         83,670              0             67,962                          0                     0
10/31/02                        240,042              0            235,393                      3,189                   778
10/31/03                        315,925              0            290,324                      4,898                25,590


Ultra Short-Term Municipal Income Fund - Advisor Class

10/31/01                          6,816              0              5,121                          0                    25
10/31/02                         43,752              0             30,367                      9,565                    94
10/31/03                        117,172            656             95,681                      6,064                10,360


Wisconsin Tax-Free Fund - Investor Class(8)

10/31/01(9)                      18,990         18,990                   0                          0                     0
10/31/02                        115,098        115,098                   0                          0                     0
10/31/03                        184,782        184,782                  0                          0               108,456


Wisconsin Tax-Free Fund - Class C(2)

10/31/03(3)                     12,961          4,160                543                      9,739                    97


(1)  First offered on October 31, 2002.
(2)  First offered on December 26, 2002.
(3)  For the ten-month fiscal period ended October 31, 2003.
(4)  First offered on July 31, 2001.
(5)  For the three-month fiscal period ended October 31, 2001.
(6)  First offered on January 31, 2003.
(7)  For the nine-month fiscal period ended October 31, 2003.
(8)  First offered on April 6, 2001.
(9)  For the six-month fiscal period ended October 31, 2001.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.


The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in increased portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With  respect to the Fund's  foreign  equity  investing,  if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and administrative uncertainties.


The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the Advisor receives the full amount of securities ordered, the shares are allocated in accordance with the original orders placed with the trading desk. However, if the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated according to specific guidelines.


When the Advisor receives 75 percent or greater of the shares ordered, the securities are allocated pro rata based upon the total shares ordered for each account that originally placed orders with the trading desk. If the Advisor receives less than 75 percent of the shares ordered, the trading desk will allocate shares to each participating account in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management plus cash available for equity investment on the date the IPO is priced in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.


The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.


The Fund paid the following brokerage commissions for the time periods indicated:

                     FISCAL YEAR ENDED                                      BROKERAGE COMMISSIONS ($)
------------------------------------------------------------ ---------------------------------------------------------

Corporate Bond Fund

10/31/01                                                                               142,778
10/31/02                                                                               158,678
10/31/03                                                                                77,203

Corporate Income Fund

10/31/03                                                                                    51

Florida Municipal Money Market Fund

10/31/03(1) 0

Government Securities Fund

10/31/01                                                                               357,607
10/31/02                                                                               532,016
10/31/03                                                                               463,957

Heritage Money Fund

10/31/01                                                                                     0
10/31/02                                                                                     0
10/31/03                                                                                     0

High-Yield Bond Fund

10/31/01                                                                                14,944
10/31/02                                                                                 8,871
10/31/03                                                                                 2,438

High-Yield Municipal Bond Fund

10/31/01                                                                                10,474
10/31/02                                                                                 1,634
10/31/03                                                                                   510

Intermediate Municipal Bond Fund

10/31/01(2)                                                                                180
10/31/02                                                                                   218
10/31/03                                                                                 4,963

Minnesota Tax-Free Fund

10/31/03(3) 94

Money Market Fund

10/31/01                                                                                     0
10/31/02                                                                                     0
10/31/03                                                                                    15

Municipal Bond Fund

10/31/01                                                                                28,217
10/31/02                                                                                11,958
10/31/03                                                                                16,681

Municipal Money Market Fund

10/31/01                                                                                     0
10/31/02                                                                                     0
10/31/03                                                                                     0

Short-Term Bond Fund

10/31/01                                                                                66,222
10/31/02                                                                                70,859
10/31/03                                                                                18,117

Short-Term High Yield Bond Fund

10/31/01                                                                                 8,870
10/31/02                                                                                 3,180
10/31/03                                                                                     0

Short-Term High Yield Municipal Fund

10/31/01                                                                                 1,366
10/31/02                                                                                   228
10/31/03                                                                                   753

Short-Term Income Fund

10/31/03                                                                                 1,480

Short-Term Municipal Bond Fund

10/31/01                                                                                 9,092
10/31/02                                                                                10,132
10/31/03                                                                                33,004

Tax-Free Money Fund

10/31/01(4)                                                                                  0
10/31/02                                                                                     0
10/31/03                                                                                     0

Ultra Short-Term Income Fund

10/31/01                                                                                61,565
10/31/02                                                                                41,755
10/31/03                                                                                32,337

Ultra Short-Term Municipal Income Fund

10/31/01                                                                                 1,518
10/31/02                                                                                12,749
10/31/03                                                                                61,426

Wisconsin Tax-Free Fund

10/31/01(5)                                                                                410
10/31/02                                                                                 1,924
10/31/03                                                                                 3,480

(1)  For the eleven-month fiscal period ended October 31, 2003.
(2)  For the three-month fiscal period ended October 31, 2001.
(3)  For the ten-month fiscal period ended October 31, 2003.
(4)  For the ten-month fiscal period ended October 31, 2001.
(5)  For the six-month fiscal period ended October 31, 2001.

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

        REGULAR BROKER OR DEALER (OR PARENT) ISSUER              VALUE OF SECURITIES OWNED AS OF OCTOBER 31, 2003
------------------------------------------------------------ ---------------------------------------------------------
JP Morgan Chase & Company                                    $338,476 (Strong Corporate Income Fund)
Moran Stanley                                                $12,993,933 (Strong Heritage Fund)
Morgan Stanley                                               $4,999,422 (Strong Money Market Fund)
JP Morgan Chase & Company                                    $548,284 (Strong Short-Term Income Fund)

The table below shows the following Fund's portfolio turnover rate for the last two fiscal periods.

FUND                                                   OCTOBER 31, 2003       OCTOBER 31, 2002
------------------------------------------------- ---------------------- ----------------------

Corporate  Bond(1)                                             204.76%                411.46%
Corporate  Income(2)                                           211.53%                    N/A
Government Securities                                          530.87%                519.23%
High-Yield Bond                                                171.66%                120.34%
High-Yield Municipal Bond                                       56.41%                 35.72%
Intermediate Municipal Bond                                    189.97%                225.22%
Minnesota Tax- Free(3)                                          54.53%(3)                 N/A
Municipal Bond                                                 120.71%                 95.10%
Short-Term Bond                                                 97.37%                154.28%
Short-Term High Yield Bond                                     116.68%                 86.09%
Short-Term High Yield Municipal                                 58.77%                 68.89%
Short-Term  Income(2)                                          327.09%                    N/A
Short-Term Municipal Bond                                       83.21%                 68.21%
Ultra Short-Term  Income(5)                                     93.63%                 49.51%
Ultra Short-Term Municipal  Income(6)                          127.69%                 75.61%
Wisconsin Tax-Free                                              54.25%                 95.28%


(1) The Corporate Bond Fund increased its emphasis on longer holding periods for securities during the fiscal year. This change and changes in the corporate market were the material reasons why the turnover rate for the fiscal period ending October 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period.
(2)  Commenced operations on October 31, 2002.
(3)  Commenced operations on December 26, 2002.
(4)  For the ten-month fiscal period ended October 31, 2003.
(5) The Ultra Short-Term Income Fund invests substantially in the mortgage-backed securities market, which experienced an increase in the rate of prepayment in 2003. This was a material reason why the portfolio turnover rate for the fiscal period ending October 31, 2003, was significantly higher than the turnover rate for the prior 12-month fiscal period.
(6) The Ultra Short-Term Municipal Income Fund shortened its durations and increased investments in the floating-rage, auction-based securities market in 2003. This was a material reason why the portfolio turnover rate for the fiscal period ending October 31, 2003, was significantly higher than the turnover rate for the prior 12-month fiscal period.


                                    CUSTODIAN

 As custodian of the Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:

------------------------------------------ ---------------------------------------------------------------------------
          FUND TYPE/SHARE CLASS                                              FEE(1)
------------------------------------------ ---------------------------------------------------------------------------
Investor Class shares of Money Funds       $32.50 annual open account fee, $4.20 annual closed account fee.
------------------------------------------ ---------------------------------------------------------------------------
Investor Class shares of Income Funds      $31.50 annual open account fee, $4.20 annual closed account fee.
------------------------------------------ ---------------------------------------------------------------------------
Advisor Class shares(2)                    0.20% of the average daily net asset value of all Advisor Class shares.
------------------------------------------ ---------------------------------------------------------------------------
Institutional Class shares                 0.015% of the average daily net asset value of all Institutional Class shares.
------------------------------------------ ---------------------------------------------------------------------------
Class C shares                             0.20% of the average daily net asset value of all Class C shares.
------------------------------------------ ---------------------------------------------------------------------------

(1)Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.
(2)Excluding  the Strong  Heritage  Money Fund.  The fee for the Heritage  Money
   Fund is 0.015% of the average daily net asset value of all Advisor Class shares.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses and other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may voluntarily absorb expenses for the Fund.

                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE($)           EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Corporate Bond Fund - Investor Class


10/31/01                      2,767,048              28,729            335,012                   0          3,130,789
10/31/02                      2,980,099              65,005            387,306                   0          3,432,410
10/31/03                      2,023,733              64,678            203,149              11,939          2,279,621


Corporate Bond Fund - Advisor Class


10/31/01                         31,443                  64             25,338                 621             56,224
10/31/02                         64,874                 319              6,995               3,420             68,768
10/31/03                         61,548                 543              5,473                   0             67,564


Corporate Bond Fund - Institutional Class


10/31/01                          2,416               4,632              2,609                   0              9,657
10/31/02                         17,272              15,582             45,928               2,239             76,563
10/31/03                          8,363              12,499             88,206                  16            109,052

Corporate Income Fund - Investor Class

10/31/03                         96,217               1,344            14,086              111,647                  0

Florida Municipal Money Market Fund - Investor  Class(1)

10/31/03(2)                       7,227                 645             11,934              15,312              4,494


Government Securities Fund - Investor Class


10/31/01                      3,672,977              17,446            284,357                   0          3,974,780
10/31/02                      4,358,385              67,221            422,043                   0          4,847,649
10/31/03                      6,559,460             101,210            445,292               3,533          7,102,429


Government Securities Fund - Advisor Class


10/31/01                          7,243                  51              9,356               1,326             15,324
10/31/02                         86,329                 421             11,347                 272             97,825
10/31/03                        257,728                 909             17,565                   0            276,202


Government Securities Fund - Institutional Class

10/31/01                          7,018               3,903             22,261                   0             33,182
10/31/02                         19,772              10,949             32,284                   0             63,005
10/31/03                         16,093              11,775             61,186                   0             89,054


Government Securities Fund - Class  C(3)



10/31/03(4)                       2,234                  40              4,418                    0              6,692


Heritage Money Fund - Investor Class

10/31/01                        458,452              92,223            148,869                   3            699,541
10/31/02                        464,563              45,268            116,698                   0            626,529
10/31/03                        444,828              38,529            120,524                   0            603,881

Heritage Money Fund - Advisor Class


10/31/01                          1,849               8,834             16,531              10,079             17,135
10/31/02                          3,413               8,486              4,895              16,589                205
10/31/03                          1,968                 229              3,817                 303              5,711


Heritage Money Fund - Institutional Class

10/31/01                         66,625              60,949             32,044              81,404             78,214
10/31/02                        139,787              47,595              8,908              88,264            108,026
10/31/03                        132,055               4,764              5,655             109,416             33,058

High-Yield Bond Fund - Investor Class


10/31/01                      1,756,129              15,036            251,667                   0          2,022,832
10/31/02                      1,940,527              42,972            273,465                   0          2,256,964
10/31/03                      1,167,590              45,730            148,356              19,276          1,342,400


High-Yield Bond Fund - Advisor Class


10/31/01                         15,048                  83             36,121              22,861             28,391
10/31/02                         36,427                 240              9,525               4,369             41,823
10/31/03                         45,957                 291              4,825                   0             51,073

High-Yield Bond Fund - Institutional  Class(5)


10/31/01(6)                         210                  41                271                   0                522
10/31/02                          7,013                 324              6,982                   0             14,319
10/31/03                          5,681                 488                603                   0              6,772


High-Yield Municipal Bond Fund - Investor Class


10/31/01                        311,480               5,114             140,813                 0             457,407
10/31/02                        238,149              10,550              63,039             1,553             310,185
10/31/03                        182,092              10,053              42,479             1,280             233,344

Intermediate Municipal Bond Fund - Investor  Class(5)


10/31/01(6)                         398                   9              2,000               1,527                880
10/31/02                          8,635                 572              1,663              10,870                  0
10/31/03                         36,230               2,200              8,235               3,560             43,105

Minnesota Tax-Free Fund - Investor  Class(3)



10/31/03(4)                       3,336                  94              4,828               8,258                  0

Minnesota Tax-Free Fund - Class  C(3)

10/31/03(4)                         760                  20              1,020               1,800                  0


Money Market Fund - Investor Class

10/31/01                      5,670,975             209,217          1,325,530           4,005,497          3,200,225
10/31/02                      5,887,353             326,603          1,154,916           2,652,238          4,716,634
10/31/03                      6,067,528             336,197          1,178,325              21,085          7,560,965

Municipal Bond Fund - Investor Class

10/31/01                        270,137               5,548             132,842                  0            408,527
10/31/02                        242,962              13,473              74,202                  0            330,637
10/31/03                        222,648              15,385              62,615                331            300,317

Municipal Money Market Fund - Investor Class


10/31/01                        876,147             166,001            294,539                   0          1,336,687
10/31/02                        849,059             173,917            244,486                   0          1,267,462
10/31/03                        769,825              76,462            214,626               1,794          1,059,119


Short-Term Bond Fund - Investor Class


10/31/01                      2,171,687              31,380            519,577                   0          2,722,644
10/31/02                      2,160,481              87,730            382,157                   0          2,630,368
10/31/03                      1,770,557              87,933            268,239              23,681          2,103,048


Short-Term Bond Fund - Advisor Class

10/31/01                          6,212                  37              7,137                 571             12,815
10/31/02                         19,923                  81              2,167                 932             21,239
10/31/03                         21,950                 156              2,266                   0             24,372

Short-Term Bond Fund - Institutional Class

10/31/01                          8,122               2,022              5,886                   0             16,030
10/31/02                         16,107               6,799             14,492                   0             37,398
10/31/03                          9,060               8,229             31,448                   0             48,737

Short-Term High Yield Bond Fund - Investor Class

10/31/01                        480,352               7,177             76,815                   0            564,344
10/31/02                        625,885              18,273             92,130                   0            736,288
10/31/03                        614,107              20,426             64,634               3,367            695,800

Short-Term High Yield Bond Fund - Advisor Class(6)

10/31/01                         15,778                  67             12,532               2,057             26,320
10/31/02                         45,312                 117              6,202               3,721             47,910
10/31/03                         87,995                 292              6,613                   0             94,900

Short-Term High Yield Municipal Fund - Investor Class


10/31/01                         53,758               1,805              25,240                 0              80,803
10/31/02                         59,647               3,730              13,903                 0              77,280
10/31/03                         59,535              2,978               12,045               548              74,010


Short-Term Income Fund - Investor Class(1)


10/31/03                        167,250              1,397             20,455             189,102                   0







Short-Term Municipal Bond Fund - Investor Class

10/31/01                        205,331               4,736              77,561                 0             287,628
10/31/02                        277,008              13,325              69,587                 0             359,920
10/31/03                        297,220              16,643              64,181               561             377,483


Short-Term Municipal Bond Fund - Class  C(7)

10/31/03(8)                       1,766                   3              1,338                   0              3,107

Tax-Free Money Fund - Investor Class (9)


10/31/01(10)                      9,987               1,130             12,023              13,874              9,266
10/31/02                         28,304               8,542              7,637              29,627             14,856
10/31/03                        175,125              17,988             46,771               1,190            238,694

Ultra Short-Term Income Fund - Investor Class


10/31/01                      3,086,582              81,386            679,275                   0          3,847,243
10/31/02                      3,693,197             177,301            688,503                   0          4,559,001
10/31/03                      3,480,948            185,238            545,497                6,239          4,206,444


Ultra Short-Term Income Fund - Advisor Class

10/31/01                         66,984                  95             19,739                  40             86,778
10/31/02                        186,184                 470             11,486                 296            197,844
10/31/03                        245,565               1,314             17,848                   0            264,727

Ultra Short-Term Income Fund - Institutional Class


10/31/01                         81,624               1,152              9,754                   0             92,530
10/31/02                         90,589               4,721             12,049                   0            107,359
10/31/03                         35,752              4,848              18,611                   0             59,211


Ultra Short-Term Municipal Income Fund - Investor Class


10/31/01                        360,747              17,755            131,436                   0            509,938
10/31/02                        412,506              29,203             89,939                   0            531,648
10/31/03                        481,733             29,523              91,509                 776            601,989


Ultra Short-Term Municipal Income Fund - Advisor Class

10/31/01                          5,453                  18              1,155                   6              6,620
10/31/02                         31,421                  62                861                   0             32,344
10/31/03                         87,169                 123              2,050                   0             89,342

Ultra Short-Term Municipal Income Fund - Institutional Class

10/31/01                         63,360                 135              1,145                   0             64,640
10/31/02                         57,628                 603              1,412                   0             59,643
10/31/03                         65,304                 670              2,803                   0             68,777






Wisconsin Tax-Free Money Fund - Investor Class(11)


10/31/01(12)                      4,599                 375             27,720              26,715              5,979
10/31/02                         24,480               1,525              6,806              32,811                  0
10/31/03                        54,498               3,091             16,122               10,926             62,785

Wisconsin Tax-Free Fund - Class  C(3)

10/31/03(4)                       2,128                  21                172                   0              2,321


(1)  First offered on November 29, 2002.
(2)  For the eleven-month fiscal period ended October 31, 2003.
(3)  First offered on December 26, 2002.
(4)  For the ten-month fiscal period ended October 31, 2003.
(5)  First offered on July 31, 2001.
(6)  For the three-month fiscal period ended October 31, 2001.
(7)  First offered on January 31, 2003.
(8)  For the nine-month fiscal period ended October 31, 2003.
(9)  First offered on December 15, 2000.

(10) For the ten-month fiscal period ended October 31, 2001.
(11) First offered on April 6, 2001.
(12) For the six-month fiscal period ended October 31, 2001.


                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) (1) of any one issuer or (2) of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses "Diversification Requirement"). From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to satisfy the income and diversification requirements under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31 of the same calendar year, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax ("Excise Tax"). The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.


All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without a sales charge or with a reduced sales charge pursuant to a reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


CAPITAL LOSS CARRYOVERS

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When the Fund has a capital loss carryover, it generally does not make capital distributions until the loss has been offset or expired.


FUND                                          CAPITAL LOSS CARRYOVER ($)                    EXPIRATION DATE
----                                          --------------------------                    ---------------
Corporate Bond                                            155,274,448.33                               2010
High Yield Bond                                           408,616,795.53                    2005, 2007-2011
High Yield Municipal Bond                                  89,842,280.20                          2007-2011
Minnesota Tax-Free                                             24,593.76                               2011
Municipal Bond                                             22,676,650.93             2004, 2008, 2009, 2011
Short-Term Bond                                           146,524,967.94       2005, 2006, 2008, 2010, 2011
Short-Term High Yield Bond                                 77,044,878.14                          2008-2010
Short-Term High Yield Municipal                             9,930,405.95                          2005-2011
Short-Term Income                                             114,360.00                               2011
Short-Term Municipal Bond                                   4,281,092.75                          2004-2007
Ultra Short-Term Income                                   240,527,354.62              2005, 2007, 2008-2011
Ultra Short-Term Municipal Income                          51,393,145.83       2004, 2005, 2007, 2008, 2010


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DERIVATIVE INSTRUMENTS


The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection with derivative instruments. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.


For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the Fund, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

THE FOLLOWING SECTION APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS ONLY.
MUNICIPAL SECURITIES

A substantial portion of the dividends paid by the Fund will qualify as federal tax-exempt interest dividends and thus will be excludable from gross income by its shareholders for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the IRC. The Fund intends to continue to satisfy this IRC requirement. The aggregate dividends excludable from the Fund's shareholders' federal gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the IRC.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the federal alternative minimum tax. Corporate shareholders of the Fund may be subject to the federal alternative minimum tax on all exempt-interest dividends (including tax-exempt interest attributable to certain PABs). Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of some of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("Municipal Market Discount Bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a Municipal Market Discount Bond purchased by the Fund after April 30, 1993, (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as taxable ordinary income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the gain on disposition as ordinary income as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

PURCHASES IN KIND

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

USE OF TAX-LOT ACCOUNTING


When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m., Central Time each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. Central Time or if an emergency exists. The NAV of each class of shares of a Fund is calculated by taking the value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board .

Generally, domestic equity securities traded on a national securities exchange are valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities from which there is no NOCP are valued at the mean of the bid and ask price quotations. Foreign equity securities will generally be valued at their fair value. Other exchange-traded securities are valued based on market quotations.

THE FOLLOWING PARAGRAPH APPLIES TO THE CORPORATE BOND, CORPORATE INCOME, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY. Debt securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and foreign exchange rates occur between the time at which they are determined and the close of trading on the NYSE. To consider if events materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the foreign investments will be fair valued by an independent pricing service each Business Day.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. Debt securities may be valued by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a fair market price for a normal, institutional sized trading unit of a security. Such pricing models employ a number of factors in deriving a fair market price including trade data for the security and comparable securities, verifiable bid and ask quotation data for the security and comparable securities, and yield curve models of comparably rated securities. However, such pricing models cannot be applied to all debt securities. If inadequate trading data exists for a particular security (e.g., non-rated, high yield securities or thinly traded municipal securities), a pricing service may individually evaluate the fair market value of a security based on cash flow projections for the obligor, valuation of the obligor's assets and other more subjective market factors. Such individual security evaluations depend on the adequacy of current financial information and asset valuation data. Each pricing service does not utilize the same pricing methodology, market assumptions, yield curve models or definition of comparable securities. In addition, the fair market price evaluation made by a price service is not a guarantee that an individual security held by the Fund can be sold for that particular price in the markets at any particular time. For example, if a Fund's holding of a non-rated security is a large part of the entire issue or financial information on the obligor is stale or incomplete, the pricing service does not factor position size or quality of financial information in its pricing evaluations. If no readily available market quotations exist for a debt security, securities are valued by pricing services that utilize various pricing techniques to determine values for normal institutional-sized trading units of debt securities when such techniques are believed to more accurately reflect the value for such securities. If no pricing service price is available, the mean of at least two ask or bid quotations from brokers are used to determine the market value of debt securities (except in the case of debt securities which are not widely trades, when the bid quotation from one broker will determine the market price). Any securities or other assets for which such market prices are not readily available are valued as determined in good faith under the supervision of the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor or an affiliate determines that the value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument. The market price of debt securities may be overridden on the day the Fund has a sale of a debt security, under the guidelines established by the Board.

THE FOLLOWING PARAGRAPH APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY. The Fund values its securities on the amortized cost basis and seeks to maintain its net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board believed would result in a material dilution to shareholders or purchasers, the Board would consider taking any one or more of the following actions or any other action considered appropriate: Selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEDERAL RESERVE SYSTEM

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system such as redemptions by wire, may also be delayed when the federal reserve system is closed.

FEE WAIVERS

The Fund, the Advisor, and/or the Administrator may waive some or all fees.

FINANCIAL INTERMEDIARIES


If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor or an affiliate may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.


FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, facsimile, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and class and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS


The following describes a variety of retirement plan accounts that may hold Strong Funds. Prototype plans are also available for many types of retirement accounts. Please contact the Distributor for more information.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income does not exceed certain limits can contribute to a Roth IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federal tax free.

If your modified adjusted gross income is under certain limits, you can convert your traditional IRAs into a Roth IRA.


COVERDELL EDUCATION SAVINGS ACCOUNTS: Taxpayers whose modified adjusted gross income does not exceed certain limits may contribute a limited amount per year into a Coverdell Education Savings Account for the benefit of a child under age
18. Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federal tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional penalty.

DIRECT ROLLOVER IRA: To avoid a mandatory federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA): A SIMPLE-IRA plan is an employer-sponsored retirement savings plan that allows employees to contribute a percentage of their compensation on a pre-tax basis to a SIMPLE-IRA account.

The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.


DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


PLEASE NOTE, all information presented in this section describes the current provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.


RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION

The Fund is a "Series" of a Wisconsin Corporation or Delaware Trust, as described in the chart below:


                                                Corporation/   Date Series  Date Class     Authorized       Par
              Corporation/Trust                Trust Created     Created      Created        Shares      Value ($)
---------------------------------------------- --------------- ------------ ------------ --------------- -----------
Strong Advantage Fund, Inc.                       08/31/88                               Indefinite      .0001
- Strong Ultra Short-Term Income Fund                          08/31/88                  Indefinite      .0001
         *  Investor Class(1)                                               08/31/88     Indefinite      .0001
         *  Advisor Class                                                   08/23/99     Indefinite      .0001
         *  Institutional Class                                             08/23/99     Indefinite      .0001
Strong Corporate Bond Fund, Inc.(2)            07/19/85                                  Indefinite      .001
- Strong Corporate Bond Fund                                   07/19/85                  Indefinite      .001
         *  Investor Class(1)                                               07/19/85     Indefinite      .001
         *  Advisor Class                                                   08/23/99     Indefinite      .001
         *  Institutional Class                                             08/23/99     Indefinite      .001
Strong Government Securities Fund, Inc.        08/08/86                                  Indefinite      .001
- Strong Government Securities Fund                            08/08/86                  Indefinite      .001
         *  Investor Class(1)                                               08/08/86     Indefinite      .001
         *  Advisor Class                                                   08/23/99     Indefinite      .001
         *  Institutional Class                                             08/23/99     Indefinite      .001
         *  Class C                                                         12/6/02      Indefinite      .001
Strong Heritage Reserve Series, Inc.           06/02/89                                  Indefinite      .00001
- Strong Heritage Money Fund                                   05/11/95                  Indefinite      .00001
         *  Investor Class(3)                                               05/11/95     Indefinite      .00001
         *  Advisor Class                                                   03/24/00     Indefinite      .00001
         *  Institutional Class                                             03/24/00     Indefinite      .00001
Strong High-Yield Municipal Bond Fund, Inc.    03/20/87                                  Indefinite      .001
- Strong High-Yield Municipal Bond Fund                        03/20/87                  Indefinite      .001
         *  Investor Class(5)                                               03/20/87     Indefinite      .001
         *  Advisor Class                                                   02/22/00     Indefinite      .001
Strong Income Funds, Inc.(6)                   02/24/89                                  Indefinite      .00001
- Strong Advisor Municipal Bond Fund(7)                        9/13/02                   Indefinite      .00001
         *  Class A                                                         9/13/02      Indefinite      .00001
         *  Class B                                                         9/13/02      Indefinite      .00001
         *  Class C                                                         9/13/02      Indefinite      .00001
         *  Institutional Class                                             11/8/02      Indefinite      .00001
- Strong Corporate Income Fund                                   11/8/02                 Indefinite      .00001
         *  Investor Class                                                    11/8/02    Indefinite      .00001
- Strong High-Yield Bond Fund                                  10/27/95                  Indefinite      .00001
         *  Investor Class(5)                                               02/22/00     Indefinite      .00001
         *  Advisor Class                                                   02/22/00     Indefinite      .00001
         *  Institutional Class                                             07/13/01     Indefinite      .00001
- Strong Short-Term High Yield Bond Fund                       06/26/97                  Indefinite      .00001
         *  Investor Class(5)                                               02/22/00     Indefinite      .00001
         *  Advisor Class                                                   02/22/00     Indefinite      .00001
- Strong Short-Term Income Fund                                  9/30/02                 Indefinite      .00001
         *  Investor Class                                                  9/30/02      Indefinite      .00001
Strong Income Trust                               09/26/02                               Indefinite      .00001
- Strong Florida Municipal Money Market
  Fund                                                         09/26/02                  Indefinite      .00001
         *  Investor Class                                                  09/26/02     Indefinite      .00001
Strong Money Market Fund, Inc.                 07/19/85                                  Indefinite      .0001
- Strong Money Market Fund                                     07/19/85                  Indefinite      .0001
         *  Investor Class(4)                                               07/19/85     Indefinite      .0001
Strong Municipal Bond Fund, Inc.               07/28/86        07/28/86                  Indefinite      .001
- Strong Municipal Bond Fund                   07/28/86        07/28/86                  Indefinite      .001
         *  Investor Class(5)                                               07/28/86     Indefinite      .001
         *  Advisor Class                                                   02/22/00     Indefinite      .001
         *  Institutional Class                                             07/24/00     Indefinite      .001
Strong Municipal Funds, Inc. (6)               07/28/96                                  Indefinite      .00001
- Strong Intermediate Municipal Bond Fund                      07/13/01                  Indefinite      .00001
         *  Investor Class                                                  07/13/01     Indefinite      .00001
- Strong Minnesota Tax-Free Fund                               12/06/02                  Indefinite      .00001
         *  Investor Class                                                  12/06/02     Indefinite      .00001
         *  Class C                                                         12/06/02     Indefinite      .00001
- Strong Municipal Money Market Fund                           07/28/86                  Indefinite      .00001
         *  Investor Class(4)                                               07/28/86     Indefinite      .00001
- Strong Short-Term High Yield Municipal                       10/13/97                  Indefinite      .00001
Fund(5)
         *  Investor Class                                                  10/13/97     Indefinite      .00001
- Strong Tax-Free Money Fund                                   12/01/00                  Indefinite      .00001
- Strong Ultra Short-Term Municipal Income                     10/27/95                  Indefinite      .00001
Fund
         *  Investor Class(7)                                               10/27/95     Indefinite      .00001
         *  Advisor Class                                                   09/21/00     Indefinite      .00001
         *  Institutional Class                                             07/24/00     Indefinite      .00001
- Strong Wisconsin Tax-Free Fund                               03/15/01                  Indefinite      .00001
         *  Investor Class                                                  03/15/01     Indefinite      .00001
         *  Class C                                                         12/6/02      Indefinite      .00001
Strong Short-Term Bond Fund, Inc.              03/20/87                                  Indefinite      .001
- Strong Short-Term Bond Fund                                  03/20/87                  Indefinite      .001
         *  Investor Class(1)                                               03/20/87     Indefinite      .001
         *  Advisor Class                                                   08/23/99     Indefinite      .001
         *  Institutional Class                                             08/23/99     Indefinite      .001
Strong Short-Term Municipal Bond Fund, Inc.    12/28/90        12/28/90                  Indefinite      .00001
- Strong Short-Term Municipal Bond Fund        12/28/90        12/28/90                  Indefinite      .00001
         *  Investor Class(5)                                               12/28/90     Indefinite      .00001
         *  Advisor Class                                                   02/22/00     Indefinite      .00001
         *  Institutional Class                                             07/24/00     Indefinite      .00001
         *  Class C                                                         1/13/03      Indefinite      .00001

(1) Prior to August 23, 1999, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(2)  Prior to April 17, 1995,  the  Corporation's  name was Strong  Income Fund,
     Inc.
(3) Prior to March 24, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(4) Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(5) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(6) Prior to October 27, 1995, the Corporations' name was Strong Municipal Money Market Fund, Inc. (7) Prior to April 17, 1995, the Corporation's name was Strong U.S. Treasury Money Fund, Inc.

The Strong Corporate Bond Fund is a diversified series of Strong Corporate Bond Fund, Inc., which is an open-end management investment company. The Government Securities Fund is a diversified series of Strong Government Securities Fund, Inc., which is an open-end management investment company. The Strong Heritage Money Fund is a diversified series of Strong Heritage Reserve Series, Inc., which is an open-end management company. Strong High-Yield Municipal Bond Fund is a diversified series of Strong High-Yield Municipal Bond Fund, Inc., which is an open-end management investment company. The Strong Corporate Income Fund, Strong High-Yield Bond Fund, Strong Short-Term High Yield Bond Fund, and Strong Short-Term Income Fund are diversified series of Strong Income Funds, Inc., which is an open-end management investment company. The Strong Money Market Fund is a diversified series of Strong Money Market Fund, Inc., which is an open-end management investment company. Strong Municipal Bond Fund is a diversified series of Strong Municipal Bond Fund, Inc., which is an open-end management investment company. The Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund and Strong Ultra Short-Term Municipal Income Fund are diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Ultra Short-Term Income Fund is a diversified series of Strong Advantage Fund, Inc., which is an open-end management investment company. The Wisconsin Tax-Free Fund is a diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Short-Term Bond Fund is a diversified series of Strong Short-Term Bond Fund, Inc., which is an open-end management investment company. The Strong Short-Term Municipal Bond Fund is a diversified series of Strong Short-Term Municipal Bond Fund, Inc., which is an open-end management investment company.

Each Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

The Strong Florida Municipal Money Market Fund is a diversified series of the Strong Income Trust ("Trust"), which is an open-end management investment company.

The Trust is a Delaware statutory trust that is authorized to offer separate series of shares representing beneficial interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Trust Instrument provides that, if additional series of shares are issued by the Trust, such new series of shares may not affect the preferences, limitations, or relative rights of the Trust's outstanding shares. In addition, the Board of Trustees of the Trust is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Trust may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Trust has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. If the Trust issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

Delaware law provides that shareholders of the Fund shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.

Under the Trust Instrument, the Trustees may, without shareholder vote and with approval of a majority of Trustees, cause the Trust to merge or consolidate with one or more entities as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the Trust's registration statement under the 1940 Act, or cause the Trust to incorporate under any state law. Under the Trust Instrument, the Trustees also may under specified circumstances, without shareholder vote and with approval of a majority of Trustees, cause the Trust to sell and convey all or substantially all of the Trust's assets to another series of the Trust or to another open-end investment company or a series thereof for adequate consideration, such as shares of the company, or sell or convert into money all or substantially all of the Fund's assets and distribute the shares or net proceeds ratably among the shareholders.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as each Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Strong Income Trust will not hold annual shareholders' meeting unless required by law. There will normally be no annual meeting of shareholders in any year in which election of Trustees by shareholders is not required by the 1940 Act.

The Fund's Bylaws allow for a Director or trustee, as the case may be, to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

FUND NAME                                         INVESTMENT OBJECTIVES




------------------------------------------------ -------------------------------------------------------------------
GROWTH AND INCOME
------------------------------------------------ -------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------
Strong Balanced Fund High                        Total return consistent with reasonable risk over the long term.
------------------------------------------------ -------------------------------------------------------------------
Strong  Blue Chip Fund                           Total  return by  investing  for both  income and capital
                                                 growth.
------------------------------------------------ -------------------------------------------------------------------
Strong  Dividend  Income  Fund                   Total  return by  investing  for both  income and
                                                 capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Energy Fund                               Total return by investing for both capital growth and income.
------------------------------------------------ -------------------------------------------------------------------
Strong Growth and Income Fund                    High total return by investing for capital growth and income.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Company Growth Fund                 Total return by investing for both income and capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Multi Cap Value Fund                      Long-term capital growth.  Current income is a secondary
                                                 objective.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
EQUITY
------------------------------------------------ -------------------------------------------------------------------
Strong Discovery Fund                            Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Dow 30 Value Fund                         Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Endeavor Fund                             Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Enterprise Fund                           Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Growth Fund                               Capital growth.
------------------------------------------------ -------------------------------------------------------------------




------------------------------------------------ -------------------------------------------------------------------
Strong Growth 20 Fund                            Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Index 500 Fund                            To  approximate  as  closely  as  practicable   (before  fees  and
                                                 expenses)  the  capitalization-weighted  total  rate of  return of that portion of the U.S.  market for publicly traded common stocks composed of the larger capitalized companies.
------------------------------------------------ -------------------------------------------------------------------
Large Cap Core Fund                              Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Cap Growth Fund                     Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Mid Cap Disciplined Fund                  Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Multi Cap Value Fund                      Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Opportunity Fund                          Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Small Company Value Fund                  Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Small/Mid Cap Value Fund                  Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Strategic Value Fund                      Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Technology 100 Fund                       Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong U.S. Emerging Growth Fund                 Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Value Fund                                Capital growth.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------




------------------------------------------------ -------------------------------------------------------------------
INCOME
------------------------------------------------ -------------------------------------------------------------------
Strong Corporate   Bond   Fund                   Total return by investing  for a high level of current  income with a moderate  degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Corporate Income Fund                     Total return by investing for a high level of current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Government    Securities   Fund           Total return by investing for a high  level of  current  income
                                                 with  a   moderate   degree  of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong High-Yield Bond Fund                      Total return by investing for a high level of current income and capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term   Bond  Fund                   Total return by investing  for a high level of current  income with a
                                                 low   degree   of   share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund           Total return by investing for a high  level of  current  income
                                                 with  a   moderate   degree  of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term Income Fund                    Total return by investing for a high level of current income.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
INTERNATIONAL EQUITY
------------------------------------------------ -------------------------------------------------------------------
Strong Asia Pacific Fund                         Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Overseas Fund                             Capital growth.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
LIFE STAGE SERIES
------------------------------------------------ -------------------------------------------------------------------
Strong Aggressive Portfolio                      Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Conservative   Portfolio                  Total return by  investing  primarily for income and  secondarily for capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Moderate Portfolio                        Total return by  investing   primarily   for
                                                 capital growth and  secondarily for income.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------

MONEY MARKET

------------------------------------------------ -------------------------------------------------------------------

Strong Florida  Municipal Money Market Fund      Federal tax exempt current income,  a stable  share price, and daily liquidity.

------------------------------------------------ -------------------------------------------------------------------

Strong  Heritage  Money Fund                     Current  income,  a stable  share price,  and daily
                                                 liquidity.

------------------------------------------------ -------------------------------------------------------------------

Strong  Money  Market Fund                       Current  income,  a stable  share  price,  and daily
                                                 liquidity.

------------------------------------------------ -------------------------------------------------------------------

Strong Municipal   Money  Market  Fund           Federal    tax-exempt   current income,  a stable  share-price,
                                                 and daily liquidity.

------------------------------------------------ -------------------------------------------------------------------

Strong Tax-Free   Money  Fund                    Federal tax-exempt  current  income,  a stable  share-price,  and daily liquidity.

------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
MUNICIPAL INCOME
------------------------------------------------ -------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------
Strong High-Yield  Municipal Bond Fund           Total return by investing for a high    level   of    federally
                                                 tax-exempt current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Intermediate   Municipal   Bond Fund      Total  return by investing for a high  level of  federally tax-exempt current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Minnesota  Tax-Free  Fund                 Total return by investing  for a high level of current income that is
                                                 exempt    from    federal   and Minnesota    personal    income
                                                 taxes.
------------------------------------------------ -------------------------------------------------------------------
Strong Municipal   Bond   Fund                   Total return by investing  for a high level of  federally  tax-exempt
                                                 current  income with a moderate degree      of      share-price
                                                 fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term High Yield Municipal Fund      Total  return by investing for a high  level of  federally
                                                 tax-exempt  current income with a     moderate     degree    of
                                                 share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term  Municipal Bond Fund           Total return by investing for a high    level   of    federally
                                                 tax-exempt  current income with a  low  degree  of  share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Wisconsin  Tax-Free  Fund                 Total return by investing  for a high level of current income that is
                                                 exempt    from    federal   and Wisconsin    personal    income
                                                 taxes.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------

ULTRA SHORT

------------------------------------------------ -------------------------------------------------------------------

Strong Ultra Short-Term Income Fund              Current income with a very low degree of share-price fluctuation.

------------------------------------------------ -------------------------------------------------------------------

Strong Ultra Short-Term Municipal Income Fund    Federal  tax-exempt current  income with a very low
                                                 degree of share-price fluctuation.

------------------------------------------------ -------------------------------------------------------------------

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.


TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can identify the appropriate types of investments to help meet your goals. As a general rule , the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals select more conservative investments, such as, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for the risk and reward potential of Strong Funds. (See table below.) Of course, time is just one element to consider when making your investment decision.



                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

       UNDER 1 YEAR               1 OR MORE YEARS                 4 OR MORE YEARS                 5 OR MORE YEARS
       ------------               ---------------                 ---------------                 ---------------
Florida Municipal Money     Ultra Short-Term Income Fund  Conservative Portfolio           Aggressive Portfolio
Market Fund                 Ultra Short-Term Municipal    Corporate Bond Fund              Asia Pacific Fund
Heritage Money Fund         Income Fund                   Corporate Income Fund            Balanced Fund
Money Market Fund                                         Government Securities Fund       Blue Chip Fund
Municipal Money             2 OR MORE YEARS               High-Yield Bond Fund             Discovery Fund
                            ---------------
Market Fund                 Short-Term Bond Fund          High-Yield Municipal Bond Fund   Dividend Income Fund
Tax-Free Money Fund         Short-Term High Yield         Intermediate Municipal           Dow 30 Value Fund
                            Bond Fund                     Bond Fund                        Endeavor Fund
                            Short-Term High Yield         Minnesota Tax-Free Fund          Energy Fund
                            Municipal Fund                Municipal Bond Fund              Enterprise Fund
                            Short-Term Income Fund        Wisconsin Tax-Free Fund          Growth Fund
                            Short-Term Municipal                                           Growth 20 Fund
                            Bond Fund                                                      Growth and Income Fund
                                                                                           Index 500 Fund
                                                                                           International Stock Fund
                                                                                           Large Cap Core Fund
                                                                                           Large Cap Growth Fund
                                                                                           Large Company Growth Fund
                                                                                           Mid Cap Disciplined Fund
                                                                                           Moderate Portfolio
                                                                                           Multi Cap Value Fund
                                                                                           Opportunity Fund
                                                                                           Overseas Fund
                                                                                           Small Company Value Fund
                                                                                           Small/Mid Cap Value Fund
                                                                                           Strategic Value Fund
                                                                                           Technology 100 Fund
                                                                                           U.S. Emerging Growth Fund
                                                                                           Value Fund


                              INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI, 53202, are the independent auditors for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.


                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1. Schedules of Investments in Securities. 2. Statements of Assets and Liabilities. 3. Statements of Operations. 4. Statements of Changes in Net Assets. 5. Notes to Financial Statements. 6. Financial Highlights.
7. Report of Independent Accountants.

                    APPENDIX A- DEFINITION OF CREDIT RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C
The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P
The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R
The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.


                            MOODY'S LONG-TERM RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk..

CA
Obligations rated Ca are highly speculative and are likely in, over very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which in most, though not all, cases will be the sovereign state itself. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. Unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.


            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
`AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
`AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
`A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
`BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
`BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
`B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA(xxx)' national rating category or to categories below `CCC (xxx)'.


                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicated the relative repayment ability of rated issuers:

PRIME-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to an F1(xxx) rating class to denote relative status within the category.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS

For its fiscal year ended October 31, 2003, the Fund's assets were invested in the credit rating categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations for each Fund. In cases where a security is rated in different categories by different rating agencies, the Fund or the Advisor may choose a convention of following the higher or lower rating for its securities.

STRONG CORPORATE BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     3.2%                                                 0.0%
AA                      2.0%                                                 0.0%
A                      13.2%                                                 0.0%
BBB                    78.0%                                                 0.0%
BB                      3.1%                                                 0.2%
B                       0.3%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  99.8%             +                              0.2%=100%

STRONG CORPORATE INCOME FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    14.4%                                                 0.0%
AA                     19.7%                                                 0.0%
A                      37.0%                                                 0.0%
BBB                    28.9%                                                 0.0%
BB                      0.0%                                                 0.0%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  100.0%                   +                       0.0%=100%

STRONG GOVERNMENT SECURITIES FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    97.6%                                                 0.0%
AA                      1.8%                                                 0.0%
A                       0.5%                                                 0.0%
BBB                     0.1%                                                 0.0%
BB                      0.0%                                                 0.0%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                 100.0%                  +                          0.0%=100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).


STRONG HIGH-YIELD BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES

-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     4.0%                                                 0.0%
AA                      0.0%                                                 0.0%
A                       0.0%                                                 0.0%
BBB                     2.2%                                                 0.0%
BB                     21.5%                                                 0.0%
B                      54.8%                                                 0.1%
CCC                    12.0%                                                 0.0%
CC                      2.4%                                                 0.1%
C                       0.0%                                                 0.0%
D                       1.7%                                                 1.2%
Total                  98.6%                     +                      1.4%=100%

STRONG HIGH-YIELD MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     2.3%                                                 0.3%
AA                      0.3%                                                 2.0%
A                       2.4%                                                 0.0%
BBB                     2.0%                                                 3.9%
BB                      5.1%                                                40.8%
B                       0.4%                                                26.1%
CCC                     0.3%                                                 5.3%
CC                      0.5%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.9%                                                 7.4%
Total                  14.2%                  +                        85.8%=100%

STRONG INTERMEDIATE MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    33.9%                                                 0.4%
AA                     15.2%                                                 4.7%
A                      21.3%                                                 1.1%
BBB                    16.0%                                                 3.8%
BB                      2.1%                                                 1.1%
B                       0.3%                                                 0.1%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  88.8%                    +                      11.2%=100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO; except that, for the Strong High Yield Bond Fund, the Fund or Advisor may choose a convention of following the lowest rating from any one NRSRO for all securities that are rated in different categories by different NRSROs.


STRONG MINNESOTA TAX-FREE FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    54.8%                                                 1.6%
AA                     25.5%                                                 0.3%
A                       9.2%                                                 3.7%
BBB                     3.3%                                                 0.5%
BB                      0.4%                                                 0.7%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  93.2%                  +                         6.8%=100%

STRONG MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    14.0%                                                 0.0%
AA                      8.5%                                                 3.7%
A                      15.4%                                                 6.0%
BBB                    26.9%                                                 9.7%
BB                      3.3%                                                 8.5%
B                       1.3%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.4%                                                 2.3%
Total                  69.8%                    +                      30.2%=100%

STRONG SHORT-TERM BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    58.7%                                                 0.0%
AA                      9.0%                                                 0.0%
A                       9.9%                                                 0.0%
BBB                    18.1%                                                 0.0%
BB                      3.5%                                                 0.4%
B                       0.2%                                                 0.2%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  99.4%                      +                     0.6%=100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).


STRONG SHORT-TERM HIGH YIELD BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     4.3%                                                 0.0%
AA                      0.0%                                                 0.0%
A                       0.0%                                                 0.0%
BBB                     7.5%                                                 0.0%
BB                     51.1%                                                 0.3%
B                      32.5%                                                 1.0%
CCC                     1.8%                                                 0.0%
CC                      0.3%                                                 0.0%
C                       0.0%                                                 0.0%
D                       1.2%                                                 0.0%
Total                  98.7%                    +                       1.3%=100%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     4.0%                                                 0.2%
AA                      4.3%                                                 1.8%
A                       8.4%                                                 2.5%
BBB                    28.1%                                                11.0%
BB                      7.7%                                                23.0%
B                       1.7%                                                 6.3%
CCC                     0.2%                                                 0.2%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.1%                                                 0.5%
Total                  54.5%                      +                    45.5%=100%
-------------- ---------------------------- -----------------------------------------------------------------------

STRONG SHORT-TERM INCOME FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    62.6%                                                 0.0%
AA                      8.3%                                                 0.0%
A                      10.8%                                                 0.0%
BBB                    18.3%                                                 0.0%
BB                      0.0%                                                 0.0%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                   100%                      +                     0.0%=100%




STRONG SHORT-TERM MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    19.6%                                                 0.3%
AA                      9.8%                                                 4.7%
A                      18.3%                                                 4.9%
BBB                    25.5%                                                 6.0%
BB                      3.2%                                                 5.6%
B                       0.2%                                                 0.3%
CCC                     0.2%                                                 0.3%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.5%
D                       0.2%                                                 0.4%
Total                  77.0%                    +                      23.0%=100%
-------------- ---------------------------- -----------------------------------------------------------------------

(1) The indicated percentages are based on the highest rating received from any one NRSRO; except that, for the Strong Short-Term High Yield Bond Fund, the Fund or Advisor may choose a convention of following the lowest rating from any one NRSRO for all securities that are rated in different categories by different NRSROs.

STRONG ULTRA SHORT-TERM INCOME FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    63.5%                                                 0.0%
AA                      5.0%                                                 0.3%
A                       9.8%                                                 0.0%
BBB                    18.6%                                                 0.0%
BB                      2.5%                                                 0.1%
B                       0.1%                                                 0.0%
CCC                     0.0%                                                 0.1%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  99.5%                          +                 0.5%=100%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    20.8%                                                 0.9%
AA                     14.4%                                                 4.0%
A                      17.6%                                                 3.6%
BBB                    20.6%                                                11.5%
BB                      1.5%                                                 3.6%
B                       0.0%                                                 1.2%
CCC                     0.1%                                                 0.1%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.1%
Total                   75.0%            +                             25.0%=100%

STRONG WISCONSIN TAX-FREE FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    41.0%                                                 3.4%
AA                      4.9%                                                 0.6%
A                       7.8%                                                 5.3%
BBB                    10.4%                                                18.8%
BB                      0.3%                                                 7.4%
B                       0.1%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  64.5%                           +                35.5%=100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

                           APPENDIX C - SHARE CLASSES


ONLY THE GOVERNMENT SECURITIES FUND, MINNESOTA TAX-FREE FUND, SHORT-TERM MUNICIPAL BOND FUND, AND WISCONSIN TAX-FREE FUND OFFER CLASS C SHARES.

FRONT-END SALES LOAD

There is no front-end load for Class C shares.

DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you invest in Class C shares, a CDSC may apply on any shares you sell within one year of purchase. The CDSC is 1% of the net asset value at the time of purchase.

If you paid a CDSC when you redeemed your Class C shares from the Fund and repurchase Class C shares under the reinstatement privilege, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1. Account and transaction fees.

2. Redemptions by the Fund when an account falls below the minimum required account size.

3. Redemptions following the death of the shareholder or beneficial owner.

4. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.

5. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates.

6. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution.

7. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

8.  Participant   initiated   distributions   from  employee  benefit  plans  or
participant initiated exchanges among investment choices in employee benefit plans.

ADDITIONAL DEALER COMMISSIONS/CONCESSIONS

From time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any governing self-regulatory agency, such as the NASD.






                      STRONG MUNICIPAL FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

(a)      Articles of Incorporation dated July 31, 1996(3)
(a.1)    Amendment to Articles of Incorporation dated October 13, 1997(4)
(a.2)    Amendment to Articles of Incorporation dated February 22, 2000(6)
(a.3)    Amendment to Articles of Incorporation dated July 24, 2000(7)
(a.4)    Amendment to Articles of Incorporation dated September 21, 2000(8)
(a.5)    Amendment to Articles of Incorporation dated December 1, 2000(9)
(a.6)    Amendment to Articles of Incorporation dated March 15, 2001(10)
(a.7)    Amendment to Articles of Incorporation effective April 9, 2001(11)
(a.8)    Amendment to Articles of Incorporation effective July 13, 2001(12)
(a.9)    Amendment to Articles of Incorporation effective October 18, 2001(13)
(a.10)   Amendment to Articles of Incorporation effective March 1, 2002(14)
(a.11)   Amendment to Articles of Incorporation effective December 6, 2002(17)
(a.12)   Amendment to Articles of Incorporation effective March 1, 2003(18)
(b)      Bylaws dated October 20, 1995(2)
(b.1)    Amendment to Bylaws dated May 1, 1998(5)
(b.2)    Amendment to Bylaws dated April 5, 2001(11)
(b.3)    Amendment to Bylaws dated March 1, 2002(15)
(c)      Specimen Stock Certificate(6)
(d)      Amended and Restated Investment Advisory Agreement(10)
(e)      Distribution Agreement(11)
(e.1)    Dealer Agreement (Advisor shares only)(6)
(e.2)    Mutual Fund Distribution and Shareholder Services Agreement(9)
(e.3)    Services Agreement(6)
(e.4)    Class C Shares Distribution Agreement(17)
(f)      Inapplicable
(g)      Custodian and Remote Access Agreement(9)
(h)      Amended and Restated Transfer and Dividend Disbursing Agent
         Agreement(15)
(h.1)    Investor Class Shares Administration Agreement(13)
(h.2)    Advisor Class Shares Administration Agreement(13)
(h.3)    Institutional Class Shares Administration Agreement(13)
(h.4)    Class C Shares Administration Agreement(17)
(i)      Opinion and Consent of Counsel (Municipal Money Market Investor)(1)
(i.1) Opinion and Consent of Counsel (Short-Term High Yield Municipal Investor and Advisor)(6)
(i.2) Opinion and Consent of Counsel (Ultra Short-Term Municipal Income Investor and Institutional)(7)
(i.3) Opinion and Consent of Counsel (Ultra Short-Term Municipal Income Advisor)(8)
(i.4)    Opinion and Consent of Counsel (Tax-Free Money Investor)(9)
(i.5)    Opinion and Consent of Counsel (Wisconsin Tax-Free Investor and
         Advisor)(10)
(i.6)    Opinion and Consent of Counsel (Intermediate Municipal Bond
         Investor)(12)
(i.7) Opinion and Consent of Counsel (Minnesota Tax-Free Investor, Advisor, and C Class and Wisconsin Tax-Free C Class)(17)
(j)      Consent of Independent Accountants
(k)      Inapplicable
(l)      Inapplicable
(m)      Amended and Restated Rule 12b-1 Distribution Plan(12)
(n)      Amended and Restated Rule 18f-3 Multiple Class Plan(15)
(p)      Code of Ethics for Access Persons dated November 8, 2002(16)
(p.1)    Code of Ethics for Non-Access Persons dated November 8, 2002(16)
(q)      Power of Attorney dated June 27, 2003(19)
(r)      Letter of Representation


(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Registrant filed on or about October 15, 1986.

(2) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Registrant filed on or about November 17, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Registrant filed on or about June 27, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Registrant filed on or about November 25, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Registrant filed on or about June 26, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about February 25, 2000.

(7) Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Registrant filed on or about July 27, 2000.

(8) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Registrant filed on or about September 28, 2000.

(9) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Registrant filed on or about December 15, 2000.

(10) Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Registrant filed on or about March 29, 2001.

(11) Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2001.

(12) Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Registrant filed on or about July 27, 2001.

(13) Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

(14) Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of Registrant filed on or about February 22, 2002.

(15) Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of Registrant filed on or about May 7, 2002.

(16) Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Registrant filed on or about November 15, 2002.

(17) Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of Registrant filed on or about December 20, 2002.

(18) Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of Registrant filed on or about February 27, 2003. (19) Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of Registrant filed on or about June 27, 2003.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

         Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification

         Officers and Directors of the Fund and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Funds and each Director of the Funds who is not an "interested person" of the Funds or their advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a Director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"),
Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                  SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
         180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                  SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                  SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                  SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The information contained under "Who are the Funds' investment advisor and portfolio managers?" in the prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the statement of additional information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

         (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Equity Funds II, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong Income Trust; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b)




Name and Principal                             Positions and Offices                     Positions and Offices
Business Address                               with Underwriter                          with Fund
---------------------------------------------- ----------------------------------------- ------------------------------

David A. Braaten                               Director and President                    None
100 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato                             Executive Vice President                  None
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                               Secretary and General Counsel             Vice President and Secretary
100 Heritage Reserve
Menomonee Falls, WI  53051

Jahn Hanshaft                                  Vice President                            None
100 Heritage Reserve

Menomonee Falls, WI  53051


Randy Henze                                    Vice President                            None
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                                Vice President                            None
100 Heritage Reserve
Menomonee Falls, WI  53051

Mark S. Georg                                  Compliance Director                       None
100 Heritage Reserve
Menomonee Falls, WI  53051

Adym W. Rygmyr                                 Assistant Secretary                       None
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller                              Chief Financial Officer and Treasurer     Vice President
100 Heritage Reserve
Menomonee Falls, WI  53051

Kevin J. Scott                                 Assistant Treasurer                       None
100 Heritage Reserve
Menomonee Falls, WI  53051

        (c) None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books,  or other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

        None

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 25th day of February, 2004.
                                   STRONG MUNICIPAL FUNDS, INC.
                                   (Registrant)


                                 BY: /s/ Christopher O. Petersen
                               ------------------------------------------------
                                Christopher O. Petersen, Vice President and
                                Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     NAME                                          TITLE                           DATED AS OF



                                               Vice President (Principal Executive
/s/ Thomas M. Zoeller                          Officer) February 25, 2004
-----------------------------------------------
Thomas M. Zoeller

                                                Treasurer (Principal Financial and
/s/ John W. Widmer                              Accounting Officer)                             February 25, 2004
-----------------------------------------------
John W. Widmer


                                                Director                                        February 25, 2004
-----------------------------------------------
Willie D. Davis*


                                                Director                                        February 25, 2004
-----------------------------------------------
William F. Vogt*


                                                Director                                        February 25, 2004
-----------------------------------------------
Stanley Kritzik*


                                                Director                                        February 25, 2004
-----------------------------------------------
Neal Malicky*


                                                Director                                        February 25, 2004
-----------------------------------------------
Gordan B. Greer*

* Gilbert L. Southwell, III signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A.


                                   By: /s/ Gilbert L. Southwell III
                                   --------------------------------------------
                                    Gilbert L. Southwell, III



                                  EXHIBIT INDEX

                                                                                                   EDGAR
  EXHIBIT NO.                                         EXHIBIT                                      EXHIBIT NO.
  -----------                                         -------                                      -----------


(j)                                                Consent of  Independent  Accountants               EX-99.j

(r)                                                Letter of Representation                           EX-99.r
